                  GREENWICH STREET SERIES FUND ANNUAL REPORT









                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                               DECEMBER 31, 2000
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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DEAR INVESTOR:

We are pleased to provide you with the annual report for Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolio(s)") for the year ended December 31, 2000.(1) In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategy. We hope you find this report to be useful and informative.

   The Performance of the Greenwich Street Series Fund (12/31/99 - 12/31/00)(2)

-------------------------------------------------------------------
Intermediate High Grade Portfolio...........................   9.83%
Appreciation Portfolio......................................  (0.41)
Total Return Portfolio......................................  20.47

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000, and the more speculative the market, the harder the fall. Full-year returns followed the same pattern - a startling contrast to the year before when markets went up dramatically.

A look at U.S. markets may be illustrative. The broad stock market, as measured by the Standard and Poor's 500 Index ("S&P 500"),(3) declined 9.10% in 2000. Stocks in the Russell 1000 Value Index(4) bucked the downtrend and rose a modest 7.01%. The generally faster growing stocks in the Nasdaq Composite Index,(5) however, fell 39.29%, it's worst year since its inception in 1971. The Nasdaq Composite Index heavy technology component exacerbated the decline, as many investors sold their technology-related issues.

This contrast is even more dramatic considering the previous year's performance. In 1999, the Nasdaq Composite Index climbed 85.59% - its best year since 1971. Technology stocks had a significant, although positive impact over this period. But with the decline of last year, the Nasdaq Composite Index gave back most of its 1999 gains. What caused this volatility? Why did the Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings - or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings estimates rose. They hit their peak in March 2000, then weakened as it became clearer that the economy and earnings growth estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that investors were concerned about the level and growth rate of future earnings.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus 2001 estimates for the S&P 500 operating earnings have slipped from a high of $63.25 to $62.15 by year end. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per U.S. dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

---------------
(1) The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

(2) These performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

(3) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index. 1
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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Although the stock market viewed a slowing U.S. economy unfavorably, the bond market viewed it favorably. A slowing economy decreases inflationary pressure and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors enjoyed strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index ("SSB Index"),(7) short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the SSB Index and the three-month Treasury Bills returned 11.6% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly - quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn let the economy to grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. As it turned out, the central bankers appeared to be right. The Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed and retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001.(10) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") seeks to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Portfolio will invest at least 65% of its assets in intermediate-term U.S. government securities and high-grade U.S. corporate bonds. For the year ended December 31, 2000, the Portfolio returned 9.83%. In comparison, the Lehman Brothers Government/Corporate Bond Index(11) returned 11.85%. Past performance is not indicative of future results.

The year 2000 will be remembered as a good year for the bond market. The ten-year U.S. Treasury note yielded 6.59% on January 3, 1999 and closed the year on December 29, 2000 at 5.11%. The yield fell by 1.48% over the course of the year and helped provide bond investors with capital appreciation in addition to their coupon income.

---------------
(6) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(7) The SSB Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

(8) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

(9)   A basis point is 0.01% or one one-hundredth of a percentage point.

(10) On January 31, 2001, after this commentary was written, the Fed cut interest rates by an additional one-half point.

(11) The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. Please note that an investor cannot invest directly in an index.
                                        2
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The bond market spent the first part of the year worrying about how high the Fed would have to raise interest rates to slow the economy. By year-end, the bond market switched to wondering how much the Fed will lower rates in 2001 to keep the economy from a "hard landing."

The economy slowed dramatically in late 2000 as the bursting of the Nasdaq Composite Index bubble spilled over into the U.S. economy. The manager expects the Fed to lower rates in 2001 to keep economic slowdown from becoming too pronounced and possibly leading to a recession.

Moreover, the manager believes that the economy should continue to grow in 2001 but at a significantly slower pace than the boom of late 1999 through early 2000. He suspects that by the time the Fed is finished easing the federal funds rate ("fed funds rate")(12) could fall to 5.00% or below (it ended 2000 at 6.50%) and the yield curve(13) should steepen.

In the manager's opinion, lower interest rates should keep the economy growing and he suspects that in the second half of 2001 the bond market may find something else to worry about and there may be a rise in longer maturity interest rates later in 2001. The manager thinks a possible cause of a rise in interest rates could be a decline in forecasted U.S. Treasury surpluses. This might occur due to a combination of lower than anticipated tax receipts due to the slowing U.S. economy combined with higher expenditures and a large tax cut. These factors may cause a realization that the U.S. is not going to pay off all outstanding debt and that U.S. Treasury issuance is not going to disappear. (Of course there are no guarantees that this will in fact occur.)

Another potential wild card for the bond markets may be a weaker U.S. dollar. The Clinton administration followed a strong U.S. dollar policy, which helped to finance the U.S. current account deficit and keep import prices low (helping to contain inflation). The Bush administration policy positions toward the U.S. dollar are unknown at this time but if the new administration pursues a weaker U.S. dollar to help the manufacturing sector it could have a negative influence on bond prices later on in 2001 and through 2002.

The best performing asset classes for 2000 were U.S. agencies and U.S. Treasuries. Corporate bonds underperformed other sectors as spreads(14) widened due to fear of an economic slowdown and specific credit events. The "Old Economy" industrial sector was especially hard hit by credit events and corporate spread widening. During the period the lower quality corporate bonds sector underperformed higher quality corporate bonds.

The high credit quality of the Portfolio helped performance for 2000. The Portfolio was also underweighted in corporate bonds, especially in industrial bonds versus the Portfolio's benchmark, which benefited the Portfolio's performance during the period.

APPRECIATION PORTFOLIO

For the year ended December 31, 2000, the Appreciation Portfolio ("Portfolio") returned a negative 0.41%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. The Portfolio typically invests in medium and large capitalization companies but may also invest in small capitalization companies. In selecting individual companies for the Portfolio, the manager looks for companies with strong or rapidly improving balance sheets, recognized industry leadership and effective management teams that exhibit a desire to earn consistent returns for shareholders.

Volumes of words may be written about the stock market in the year 2000. The manager believes the performance of the stock market during the period can be directly attributed to overvaluation. The most compelling story in the manager's view, is that the mania of late 1999 carried into February 2000 and left the stock market vulnerable to a resounding drop.

Throughout the year, the manager believed that it was a matter of when, not if, the technology stock bubble would break. The manager also said that the outcome for the overall market would then be a function of whether the drop in technology stocks

---------------

(12) Fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(13) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(14) Spread product: fixed income securities that carry credit risk, i.e., securities other than U.S. Government Treasury obligations.
                                        3
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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would spread to the rest of the market, causing a massive bear market, or whether money might then flow into other better-valued companies. The jury was still out as the manager moved into the fourth quarter of 2000. Many stocks of basic industry companies and financial stocks were neglected. Finally, as some of the complacency surrounding technology began to dissipate, money did indeed begin to flow into some previously neglected stocks. So while the popular market averages were all down for the year, an overall bear market did not develop.

Unlike previous periods, such as the 1930's and the 1970's, when speculative excesses led to market collapses and large withdrawals of investor participation, thus far at least, investors are staying in stocks. Though Nasdaq Composite Index suffered a devastating collapse, for which the year 2000 may be remembered, people who began to place their faith in stocks over the past several years have either ridden out the decline in technology stocks, or switched to more conservative holdings.

According to the manager, among the lessons that recent investors either learned or were reminded of during the period were:

     - Diversification can be better than betting the ranch on any one kind of investment;

     - Cash is not always trash;

     - Valuations do matter; and

     - The belief that "this time is different" is still the most dangerous phrase in stock market lingo.

Looking ahead, in the manager's opinion, the major determinant for market performance in the coming year may be whether the economy slips into a recession, defined as two quarters of declines in GDP, or whether the "soft landing" (i.e., slower growth but no recession) predicted here six months ago is the outcome.

At this time it is impossible to say, but unfortunately, the odds of a recession have increased in the past two months, as the positive wealth effect from the 1999 stock market has turned negative, affecting many areas of the economy that have great multiplier effects, such as housing, autos and consumer spending. Energy costs have begun to act like a tax increase. Confidence has declined, and it remains to be seen if monetary easing by the Fed,(15) a virtual certainty over the next month, is enough to overcome the malaise that has set in.

In the manager's opinion, hammered technology stocks should have a relief rally early in the year, but valuations are still high, despite the 50% decline in the market averages. Industrial stocks, so inexpensive just a few months ago, have rallied nicely, and are now at a point where they need evidence of no recession to advance further. Many financial stocks have also lifted, based on expectations of lower interest rates, and might already have priced in a best-case scenario. Many healthcare stocks have rallied vigorously, as the threat of price-controls evaporated, and the valuations on drug stocks remained stretched. Energy stocks, where skepticism abounds about the sustainability of high oil prices, the manager believes may have room to go higher.

TOTAL RETURN PORTFOLIO

The Total Return Portfolio ("Portfolio") seeks to provide investors with total return, consisting of long-term capital appreciation and income. The Portfolio invests primarily in dividend-paying common stocks of U.S. and foreign companies. These companies tend to have large market-capitalizations, but the Portfolio may also invest in mid-and small-capitalization stocks. The Portfolio may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the Portfolio's assets may be invested in below investment grade bonds, commonly known as junk bonds. For the year ended December 31, 2000, the Portfolio returned 20.47%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

As value(16) managers, their investment style should provide some downside protection during periods of market turbulence. Most of the time, this means the managers may do better, on a relative basis, in more difficult markets. The managers are very pleased that in the year 2000 they were able to generate attractive absolute returns as well.

---------------

(15) On January 3, 2001 and January 31, 2001, after the reporting period, the Fed cut interest rates by one-half point for a total of one percentage point.

(16) Value investing represents those companies with lower price-to-book ratios and lower forecasted growth values.
                                        4
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The Portfolio's investment approach is to "purchase leading franchises, selling at depressed prices, for reasons the managers believe are temporary." This means that price is an important factor in their decision making process. In highly volatile markets, the Portfolio will have significant opportunities to both buy and sell securities.

The bursting of the technology bubble, beginning in the first quarter of 2000, was a major opportunity for the Portfolio. In the 1997 through 1998 period, a number of technology stocks were added to the Portfolio. Some of these technology positions reached valuation levels, in early 2000, that the managers doubt investors will see again. In addition, it became clear that "incumbents," so-called "Old Economy" companies with earnings, customers, and cash flow would mount counterattacks to slow their loss of business to "dot.coms" and significantly extend the time period necessary for them to reach break-even cash flows. Because most dot.coms are dependent on continued access to the capital markets, it was inevitable that many would go bankrupt should the markets tighten.

Generally speaking, insiders are prevented from selling their stock until six months after their initial public offerings (IPOs). The potential sales of lock-up stock were well in excess of the aggregate funds raised in these companies IPO's. The frenzy for Internet, technology, and telecommunications issues and the nearly religious fervor for anything identified as "New Economy" by investors makes Tulipmania in Holland a few centuries ago look like a minor psychological aberration. In short, the managers thought it would be good to go on a technology free diet in the first quarter and reduce their holdings in this sector of the market substantially.

In technology, the managers sold large positions in Adobe Systems Inc., Texas Instruments, Motorola, Inc. and Geoworks. At about the same time, they also liquidated our 12% holdings in real estate investment trusts (REIT). In the managers' opinion, REITs had good prospects in the coming quarters and in a choppy stock market probably would be defensive in nature. However, there were unusual opportunities elsewhere in financial services that the managers thought provided much better opportunities. Many financial services companies had been in their own personal bear markets for nearly two years. In addition, the managers identified healthcare and energy as other sectors of the market that were exceedingly depressed.

In financial services, major purchases were made in Countrywide Credit Industries, Inc., MGIC Investment Corp., MBIA, Bank One Corp., and CIT Group, Inc. Many of these were purchased at or below book value and at less than 10x earnings. Since their purchase, these stocks have appreciated substantially and helped our performance in the year just completed.

In healthcare, major purchases were made in Amerisource, Johnson & Johnson, and McKesson HBOC, Inc. All represented "leading franchises" and all were available at depressed prices. Over the final three quarters of the year 2000, these stocks returned to investor favor and enhanced portfolio returns. Energy was a third area where funds were committed after the managers made substantial sales in technology. In the 1998-early period, far too many "intellectual property" companies were created and undoubtedly excess capacity occurred in a number of industry segments. In contrast, for years, there probably has been under investment in the energy sector and with continued increases in demand, it was only a matter of time before prices would improve. With many energy stocks selling at fire-sale prices, it seemed like a good idea to increase the Portfolio's holdings in energy, but the managers added R&B Falcon Corp., Varco International, Baker Hughes Inc., Santa Fe Drilling Corp., Union Pacific Resources (later acquired by Anadarko Petroleum Corp.) and Anadarko Petroleum Corp. to the Portfolio's existing holdings. These stocks also did very sell over the final three quarters of 2000.

Other notable purchases during the year just completed included Carnival Corp., Raytheon Co., Mattel, Inc, Rohm & Haas Co, Albertsons, Inc. Callaway Golf, Co. and Weyerhaeuser Co. Although the manager was on a "technology free diet" for most of the year, in December, the manager did venture back with purchases of Global Crossing LTD., Lucent Technologies, Worldcom, Inc. and Genuity, Inc. Genuity is a leader in web hosting, a business expected to grow more than ten-fold in the next 5 years. Genuity's IPO at mid year was at $11 and recent purchases in the Portfolio have been at the $4 1/2 to $5 level.

The Portfolio's investment approach calls for sales of securities that become fully priced in the managers judgment. Many technology issues went far beyond rational valuation metrics early last year. The Portfolio's team also buys companies when they think their prices properly future prospects.

During the 1995 to early 2000 period, price/earnings ("P/E")(17) ratios doubled for the S&P 500, providing 15% per year appreciation from this source alone. If one analyzed the P/E ratios for the ten largest companies in the S&P 500 and the

---------------
(17) P/E ratio is the price of a stock divided by its earnings per share.
                                        5
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ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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Nasdaq Composite Index, the average P/E ratio quadrupled in the same period, reaching 75x earnings in early 2000. These companies, because of their size, had a major effect on the movement of these indices in recent years.

It is unlikely that P/E ratios may expand in the coming years and it is probable that the "cult stocks" within the S&P 500 and the Nasdaq Composite Index may experience P/E contraction. The managers believe the "not so nifty 450" within the S&P 500, and small and mid-cap stocks in general will outperform large cap companies. In the managers' view, stock market returns are likely to average 10% rather than the 20% seen as a birthright by many investors because this was their experience for most of the last five years. In such an environment, the market may broaden because more companies can generate 10% returns whereas 20% returns are achievable by a limited number of companies.

While the markets continue to work off the extremes of the past few years, the manager will continue to look for first-rate companies that seem mispriced, and plan to stick with our time-tested investment disciplines. He believes 2001 could turn out to be a much better year than the one just past, if the economy merely slows, instead of declining, allowing earnings to advance. Clearly, the excessive optimism of a year ago has been washed away, and the complacency of the summer has turned to anxiety. The second half of the year could turn the stock market into a more hospitable environment, because it is only when stocks have been heavily liquidated that bargains become available.

Thank you for your investment in the Greenwich Street Series Fund - Intermediate High Grade, Appreciation and Total Return Portfolios.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 22, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 9 THROUGH 18 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS IS AS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

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--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 12/31/00 (UNAUDITED)

---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/00                      9.83%
     Five Years Ended 12/31/00                4.54%
     10/16/91* through 12/31/00               5.65%
CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 12/31/00              65.94%
     * Commencement of operations
---------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Intermediate High Grade Portfolio on October 16,
1991 (commencement of operations) through December
31, 2000 with that of a similar investment in the Lehman Brothers Government/ Corporate Bond Index.
Index information is available at month-end only;
therefore, the closest month-end to inception date of the Portfolio has been used. The Lehman
Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers
Government Bond Index, which is a broad-based index of all public debt obligations of the U.S.
Government and its agencies and has an average maturity of nine years, and the Lehman Brothers
Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations.


                 [INTERMEDIATE HIGH GRADE PORTFOLIO LINE GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
10/16/91                                                                   10000                              10000
12/91                                                                      10240                              10440
12/92                                                                      10781                              11231
12/93                                                                      11643                              12470
12/94                                                                      11287                              12032
12/95                                                                      13292                              14348
12/96                                                                      13518                              14764
12/97                                                                      14690                              15772
12/98                                                                      15687                              16575
12/99                                                                      15109                              16218
12/31/00                                                                   16594                              18139

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 12/31/00 (UNAUDITED)
                      [APPRECIATION PORTFOLIO LINE GRAPH]

---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Year Ended 12/31/00                    (0.41)%
     Five Years Ended 12/31/00               15.23%
     10/16/91* through 12/31/00              13.02%
CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 12/31/00             208.70%
     * Commencement of operations
---------------------------------------------------

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on October 16, 1991
(commencement of operations) through December 31, 2000 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500
Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock
Exchange, American Stock Exchange and
over-the-counter market.


                                                                   APPRECIATION PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
10/16/91                                                                  10000.00                           10000.00
12/91                                                                     10490.00                           10838.00
12/92                                                                     11133.00                           11668.00
12/93                                                                     11926.00                           12844.00
12/94                                                                     11792.00                           13012.00
12/95                                                                     15193.00                           17898.00
12/96                                                                     18197.00                           22005.00
12/97                                                                     22999.00                           29345.00
12/98                                                                     27402.00                           37738.00
12/99                                                                     30998.00                           45675.00
12/31/00                                                                  30870.00                           41517.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 12/31/00 (UNAUDITED)
                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Year Ended 12/31/00                    20.47%
     Five Years Ended 12/31/00              17.71%
     12/3/93* through 12/31/00              17.47%
             CUMULATIVE TOTAL RETURN
--------------------------------------------------
     12/3/93* through 12/31/00             212.53%
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through December 31,
2000 with that of a similar
investment in the Standard &
Poor's 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Standard & Poor's 500
Index is an unmanaged index
composed of 500 widely held
common stocks listed on the New
York Stock Exchange, American
Stock Exchange and
over-the-counter market.

                                                                   TOTAL RETURN PORTFOLIO          STANDARD & POOR'S 500 INDEX
                                                                   ----------------------          ---------------------------
12/3/93                                                                   10000.00                           10000.00
12/93                                                                     10300.00                           10121.00
12/94                                                                     11062.00                           10253.00
12/95                                                                     13832.00                           14103.00
12/96                                                                     17335.00                           17340.00
12/97                                                                     20255.00                           21109.00
12/98                                                                     21260.00                           27146.00
12/99                                                                     25943.00                           32855.00
12/31/00                                                                  31253.00                           29865.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 53.7%
                                    U.S. Treasury Notes:
     $        300,000               6.625% due 3/31/02..........................................  $  304,425
            1,700,000               6.250% due 2/15/03..........................................   1,736,363
              200,000               6.500% due 10/15/06.........................................     213,452
              900,000               Federal Home Loan Mortgage Bank, 6.875% due 9/15/10.........     961,208
              275,000               Freddie Mac, Debentures, 5.000% due 1/15/04.................     270,263
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $3,402,095)........................................   3,485,711

------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
CORPORATE NOTES AND BONDS -- 25.2%
AEROSPACE AND DEFENSE -- 1.5%
              100,000     AA-       Rockwell International, Notes, 6.750% due 9/15/02...........     101,000
------------------------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 8.3%
              300,000     AAA       Bayerische Landesbank, N.Y., Sub. Notes, 5.875% due
                                    12/1/08.....................................................     285,375
              250,000     AA-       Morgan Guaranty Trust Co., Sub. Notes, 7.375% due 2/1/02....     252,813
------------------------------------------------------------------------------------------------------------
                                                                                                     538,188
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 3.9%
              250,000     AA        Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........     254,687
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 8.2%
              250,000     A         Ford Motor Credit Co., Notes, 7.500% due 3/15/05............     255,312
              250,000     AA        Pitney Bowes Credit Corp., Debentures, 8.550% due 9/15/09...     274,375
------------------------------------------------------------------------------------------------------------
                                                                                                     529,687
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 1.7%
              100,000     AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     108,375
------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 1.6%
              100,000     AA+       Republic of Ireland, Notes, 7.125% due 7/15/02..............     101,875
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE NOTES AND BONDS (Cost -- $1,690,350)........   1,633,812
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 20.1%
                                    Federal National Mortgage Association (FNMA):
              397,206               7.000% due 1/1/13...........................................     401,302
              162,218               7.000% due 2/1/13...........................................     163,891
              747,522               6.000% due 6/1/13...........................................     737,476
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,310,300).......   1,302,669
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $6,402,745)..................   6,422,192
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
     $         66,000               Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds at
                                      maturity -- $66,044; (Fully collateralized by U.S.
                                      Treasury Notes & Bonds, 6.000% to 9.125% due 7/31/01 to
                                      8/15/17; Market value -- $67,320) (Cost -- $66,000).......      66,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $6,468,745**)............  $6,488,192
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 11 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC, CC and C are regarded, on balance,
CCC,              as predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba" where 1 is the highest and 3 the lowest rating within its generic category.
Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 82.6%
BASIC MATERIALS -- 5.5%
    120,500  Alcoa Inc. .................................................  $  4,036,750
    204,500  Barrick Gold Corp. .........................................     3,349,710
     96,400  The Dow Chemical Co.+.......................................     3,530,650
     24,100  E.I. du Pont de Nemours and Co. ............................     1,164,331
     60,900  Florida East Coast Industries, Inc. ........................     2,184,788
     26,869  Florida East Coast Industries, Inc., Class B Shares.........       918,584
     69,000  Forest City Enterprises, Inc., Class A Shares...............     2,704,800
    112,900  Placer Dome Inc.+...........................................     1,086,662
    179,600  PPG Industries, Inc. .......................................     8,317,725
    225,400  Solutia Inc. ...............................................     2,704,800
    116,300  The St. Joe Co. ............................................     2,558,600
---------------------------------------------------------------------------------------
                                                                             32,557,400
---------------------------------------------------------------------------------------
CABLE, MEDIA AND BROADCASTING -- 9.2%
     96,500  Cablevision Systems Corp.*..................................     8,196,469
    133,200  Comcast Corp., Special Class A Shares*+.....................     5,561,100
     82,900  Dow Jones & Co., Inc. ......................................     4,694,213
    108,000  Gannett Co., Inc. ..........................................     6,810,750
    146,700  Meredith Corp. .............................................     4,721,906
    115,600  SBS Broadcasting SA*........................................     3,027,275
     78,200  Time Warner Inc. ...........................................     4,085,168
    203,800  USA Networks, Inc.*.........................................     3,961,362
    144,357  Viacom Inc., Class B Shares*+...............................     6,748,690
    216,600  The Walt Disney Co. ........................................     6,267,863
     15,000  Yahoo! Inc*+................................................       452,578
---------------------------------------------------------------------------------------
                                                                             54,527,374
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.5%
    103,300  Emerson Electric Co. .......................................     8,141,331
     37,100  Honeywell International Inc. ...............................     1,755,294
    182,600  Waste Management, Inc. .....................................     5,067,150
---------------------------------------------------------------------------------------
                                                                             14,963,775
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.1%
    354,853  Delphi Automotive Systems Corp. ............................     3,992,096
     40,900  Johnson Controls, Inc. .....................................     2,126,800
     12,100  TRW Inc. ...................................................       468,875
---------------------------------------------------------------------------------------
                                                                              6,587,771
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.7%
    168,400  The Gillette Co. ...........................................     6,083,450
    156,400  Kimberly-Clark Corp. .......................................    11,055,916
     61,200  PepsiCo, Inc. ..............................................     3,033,225
     23,200  The Procter & Gamble Co. ...................................     1,819,750
     58,000  Ralston-Ralston Purina Group ...............................     1,515,250
     49,100  Wm. Wrigley Jr. Co. ........................................     4,704,394
---------------------------------------------------------------------------------------
                                                                             28,211,985
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 5.9%
    287,300  Cendant Corp.*..............................................  $  2,765,263
     21,000  Costco Wholesale Corp.+.....................................       838,688
    175,000  Dal-Tile International Inc.*................................     2,482,813
    138,600  First Data Corp. ...........................................     7,302,488
    109,258  The Home Depot, Inc. .......................................     4,991,725
    204,500  McDonald's Corp. ...........................................     6,953,000
     59,900  United Parcel Service, Inc., Class B Shares.................     3,522,869
    118,300  Wal-Mart Stores, Inc. ......................................     6,284,687
---------------------------------------------------------------------------------------
                                                                             35,141,533
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 13.6%
        497  Berkshire Hathaway Inc., Class A Shares*....................    35,287,000
    187,400  Canadian Pacific Ltd. ......................................     5,352,613
    359,200  General Electric Co.+.......................................    17,219,150
     79,600  Minnesota Mining and Manufacturing Co. .....................     9,591,800
    142,200  Pall Corp. .................................................     3,030,637
    187,500  Tyco International Ltd. ....................................    10,406,250
---------------------------------------------------------------------------------------
                                                                             80,887,450
---------------------------------------------------------------------------------------
ENERGY AND UTILITIES -- 6.7%
     72,800  BP Amoco PLC................................................     3,485,301
     25,500  CH Energy Group, Inc. ......................................     1,141,125
    180,300  Conoco Inc., Class A Shares+................................     5,161,088
    193,209  Exxon Mobil Corp. ..........................................    16,797,107
     96,200  Royal Dutch Petroleum Co. ..................................     5,826,112
     54,900  Schlumberger Ltd.+..........................................     4,388,569
     69,700  TXU Corp. ..................................................     3,088,581
---------------------------------------------------------------------------------------
                                                                             39,887,883
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.7%
     61,900  The Allstate Corp. .........................................     2,696,519
    168,425  American International Group, Inc. .........................    16,600,389
    182,900  Bank One Corp. .............................................     6,698,713
     36,100  The Chubb Corp. ............................................     3,122,650
     15,000  EChapman.com, Inc.*.........................................        44,531
     32,100  Fannie Mae .................................................     2,784,675
     23,100  First Virginia Banks, Inc. .................................     1,108,800
    168,400  Household International, Inc. ..............................     9,262,000
    115,600  Merrill Lynch & Co., Inc. ..................................     7,882,475
     19,000  J.P. Morgan & Co.++.........................................     3,144,500
     49,400  Washington Mutual, Inc.+....................................     2,621,287
    144,400  Wells Fargo & Co. ..........................................     8,041,275
---------------------------------------------------------------------------------------
                                                                             64,007,814
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTH CARE -- 9.1%
      3,600  Abgenix, Inc.*..............................................  $    212,625
     18,000  Affymetrix, Inc.*...........................................     1,339,875
     60,900  American Home Products Corp.+...............................     3,870,195
     54,300  Amgen Inc.*+................................................     3,471,806
      4,000  Applera Corp. - Applied Biosystems Group ...................       376,250
     97,500  Bristol-Myers Squibb Co. ...................................     7,208,906
     64,500  Chiron Corp.*...............................................     2,870,250
     42,100  Eli Lilly and Co. ..........................................     3,917,931
     72,700  Johnson & Johnson ..........................................     7,638,044
     72,800  Merck & Co., Inc. ..........................................     6,815,900
    326,225  Pfizer Inc. ................................................    15,006,350
     25,700  Pharmacia Corp.+............................................     1,567,700
     10,345  Versicor, Inc.*.............................................        89,226
---------------------------------------------------------------------------------------
                                                                             54,385,058
---------------------------------------------------------------------------------------
TECHNOLOGY -- 10.4%
    157,900  America Online, Inc.*+......................................     5,494,920
     24,100  American Power Conversion Corp.*............................       298,238
      3,600  Avanex Corp.*+..............................................       214,425
      3,000  Broadcom Corp., Class A Shares*.............................       253,500
    169,000  Cisco Systems, Inc.*+.......................................     6,464,250
     36,100  Corning Inc. ...............................................     1,906,531
     18,000  Dell Computer Corp.*+.......................................       313,875
     28,000  EMC Corp. ..................................................     1,862,000
    198,800  Intel Corp. ................................................     6,013,700
     45,300  International Business Machines Corp. ......................     3,850,500
     37,100  JDS Uniphase Corp.*.........................................     1,546,606
    180,400  Lucent Technologies Inc. ...................................     2,435,400
    108,200  Metromedia Fiber Network, Inc.*.............................     1,095,525
    105,200  Mettler-Toledo International Inc.*..........................     5,720,250
    229,600  Microsoft Corp.*............................................     9,958,900
    109,100  Motorola, Inc. .............................................     2,209,275
     49,200  Nortel Networks Corp. ......................................     1,577,475
      7,800  Nvidia Corp.*...............................................       255,572
     23,600  Palm Inc.*..................................................       668,175
     59,325  Solectron Corp.*+...........................................     2,011,117
     37,000  Sun Microsystems Inc.*......................................     1,031,375
     86,300  Texas Instruments Inc. .....................................     4,088,462
      9,000  Veritas Software Corp.*.....................................       787,500
     36,100  Xilinx, Inc.*...............................................     1,665,112
---------------------------------------------------------------------------------------
                                                                             61,722,683
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.2%
    158,000  AT&T Corp. .................................................     2,735,375
    193,576  SBC Communications Inc. ....................................     9,243,254
    139,536  Verizon Communications Inc. ................................     6,994,242
---------------------------------------------------------------------------------------
                                                                             18,972,871
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $385,991,997)...................   491,853,597
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             APPRECIATION PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.4%
$103,541,000 Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds at
             maturity -- $103,610,027;   (Fully collateralized by U.S.
             Treasury Notes & Bonds, 6.000% to 9.125%   due 7/31/01 to
             8/15/17; Market value -- $105,611,896) (Cost --
             $103,541,000)...............................................  $103,541,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $489,532,997**)..........  $595,394,597
---------------------------------------------------------------------------------------

 *  Non-income producing security.
 +  All or a portion of this security is on loan (See Note 12).
 ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
BASIC MATERIALS -- 15.0%
        316,900         Alcoa Inc. .................................................  $ 10,616,150
        315,000         Archer-Daniels-Midland Co. .................................     4,725,000
        245,000         Asia Pulp & Paper Co. Ltd.*+................................       122,500
        366,800         Brush Engineered Materials Inc. ............................     7,404,775
        175,500         The Dow Chemical Co.+.......................................     6,427,688
        800,000         Kaiser Aluminum Corp.*......................................     2,950,000
         63,000         The Mead Corp. .............................................     1,976,625
        175,100         Oregon Steel Mills, Inc.*...................................       186,044
         95,000         Rohm and Haas Co.+..........................................     3,449,688
        180,000         RTI International Metals, Inc.*.............................     2,576,250
        215,000         USX-U.S. Steel Group........................................     3,870,000
        165,500         Weyerhaeuser Co. ...........................................     8,399,125
        125,000         Wolverine Tube, Inc.*.......................................     1,498,750
--------------------------------------------------------------------------------------------------
                                                                                        54,202,595
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.6%
         50,000         Deere & Co. ................................................     2,290,625
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 7.9%
         85,000         AT&T Corp.+.................................................     1,471,562
         75,000         Avaya Inc.*.................................................       773,437
        250,000         Global Crossings Ltd.*+.....................................     3,578,125
        420,000         Lucent Technologies Inc.....................................     5,670,000
        160,685         Qwest Communications International Inc.*....................     6,588,085
        136,750         Rostelecom..................................................       709,390
         91,500         Verizon Communications Inc. ................................     4,586,438
        375,000         WorldCom, Inc.*.............................................     5,250,000
--------------------------------------------------------------------------------------------------
                                                                                        28,627,037
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 4.8%
         50,000         Albertson's, Inc. ..........................................     1,325,000
        170,000         Carnival Corp. .............................................     5,238,125
         70,000         Circuit City Stores - Circuit City Group....................       805,000
         80,000         Hasbro, Inc. ...............................................       850,000
        250,000         Mattel, Inc. ...............................................     3,610,000
         79,400         Ryder System, Inc. .........................................     1,320,025
        250,000         Toys "R" Us, Inc.*+.........................................     4,171,875
--------------------------------------------------------------------------------------------------
                                                                                        17,320,025
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.5%
        175,000         Callaway Golf Co. ..........................................     3,259,375
        220,000         Fox Entertainment Group, Inc.*..............................     3,932,500
        185,800         PepsiCo, Inc.+..............................................     9,208,713
--------------------------------------------------------------------------------------------------
                                                                                        16,400,588
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
ENERGY -- 11.2%
         65,000         Anadarko Petroleum Corp.+...................................  $  4,620,200
         55,000         Baker Hughes Inc. ..........................................     2,285,937
         97,800         Chevron Corp.+..............................................     8,257,988
        146,700         Halliburton Co.+............................................     5,317,875
        293,400         R&B Falcon Corp.*...........................................     6,729,862
        275,000         Santa Fe International Corp. ...............................     8,817,188
        200,000         Varco International, Inc.*..................................     4,350,000
--------------------------------------------------------------------------------------------------
                                                                                        40,379,050
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 23.7%
        185,800         The Allstate Corp. .........................................     8,093,913
         90,000         Ambac Financial Group, Inc. ................................     5,248,125
        151,600         American Express Co. .......................................     8,328,525
        224,900         The Bank of New York Co., Inc. .............................    12,411,669
         50,000         Bank One Corp.+.............................................     1,831,250
         82,500         The Chase Manhattan Corp.+++................................     3,748,593
        200,000         The CIT Group, Inc.+........................................     4,025,000
        229,800         Countrywide Credit Industries, Inc.+........................    11,547,450
        102,700         MBIA, Inc. .................................................     7,612,637
        210,300         Mellon Financial Corp. .....................................    10,344,131
        185,800         MGIC Investment Corp. ......................................    12,529,888
--------------------------------------------------------------------------------------------------
                                                                                        85,721,181
--------------------------------------------------------------------------------------------------
HEALTH CARE -- 14.3%
          9,000         AeroGen, Inc.*..............................................        95,625
         85,000         Aphton Corp.*...............................................     1,530,000
         97,800         Bristol-Myers Squibb Co. ...................................     7,231,088
         75,000         Enzo Biochem, Inc.*.........................................     1,865,625
        225,000         Health Management Associates, Inc.*+........................     4,668,750
        400,000         Health Net Inc.*............................................    10,475,000
         25,000         Johnson & Johnson+..........................................     2,626,563
        250,000         McKesson HBOC, Inc.+........................................     8,972,500
         35,000         Pharmacia Corp. ............................................     2,135,000
        200,000         UnitedHealth Group Inc.+....................................    12,275,000
--------------------------------------------------------------------------------------------------
                                                                                        51,875,151
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 2.7%
        195,600         Spieker Properties, Inc. ...................................     9,804,450
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.5%
        230,000         Adobe Systems Inc.+#........................................    13,383,125
         50,000         Electronics for Imaging, Inc.*..............................       696,875
        157,000         Genuity Inc.*...............................................       794,812
        335,000         Inprise Corp.*..............................................     1,852,969
        160,000         LSI Logic Corp.*............................................     2,734,400
        300,000         Motorola, Inc...............................................     6,075,000
         50,000         Numerical Technologies, Inc.*...............................       903,125
         80,000         Raytheon Co., Class B Shares+...............................     2,485,000
         25,000         RealNetworks, Inc.*.........................................       217,187

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.5% (CONTINUED)
         75,000         S1 Corp.*...................................................  $    393,750
        176,000         Texas Instruments Inc. .....................................     8,338,000
         25,000         Xerox Corp. ................................................       115,625
--------------------------------------------------------------------------------------------------
                                                                                        37,989,868
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $248,658,877)...................   344,610,570
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
        200,000         DECS Trust IV, Exchangeable 7.000%..........................     1,200,000
         34,700         Kmart Financing Corp., Exchangeable 7.750%..................       926,056
        180,000         Merrill Lynch Corp., Exchangeable 6.250%....................     2,767,500
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $6,806,711)..................     4,893,556
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.5%
        100,000         Cable & Wireless PLC........................................     1,347,415
        500,000         ScottishPower PLC...........................................     3,928,715
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $5,208,928)....................     5,276,130
--------------------------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.8%
        230,000         Adobe Systems Inc. Put @ 70, Expire 1/20/01 (Cost --
                        $1,383,450).................................................     3,047,500
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $262,057,966)................   357,827,756
--------------------------------------------------------------------------------------------------
     FACE
    AMOUNT                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
     $4,024,000         Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds at
                          maturity -- $4,026,683; (Fully collateralized by U.S.
                          Treasury Notes & Bonds, 6.000% to 9.125% due 7/31/01
                          to 8/15/17; Market value -- $4,104,483) (Cost --
                          $4,024,000)...............................................     4,024,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $266,081,966**)..........  $361,851,756
--------------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 12).
 ++ On January 2, 2001, Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
 # This security is segregated for open purchased put options.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2000

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $6,402,745    $385,991,997   $262,057,966
  Repurchase agreements, at cost............................       66,000     103,541,000      4,024,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $6,422,192    $491,853,597   $357,827,756
  Repurchase agreements, at value...........................       66,000     103,541,000      4,024,000
  Cash......................................................          330           1,866         24,620
  Receivable for Fund shares sold...........................           --          44,738        100,716
  Collateral for securities on loan (Note 12)...............           --      52,340,872     68,708,382
  Receivable for securities sold............................           --      26,895,051        161,347
  Dividends and interest receivable.........................      117,037         475,435        452,387
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    6,605,559     675,152,559    431,299,208
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       10,741         264,948        143,502
  Payable for Fund shares purchased.........................        7,865         188,727        259,632
  Administration fees payable...............................        5,181          96,303         54,663
  Payable for securities on loan (Note 12)..................           --      52,340,872     68,708,382
  Payable for securities purchased..........................           --      11,630,766      4,205,666
  Payable to broker - variation margin......................           --          22,596             --
  Accrued expenses..........................................       23,354         106,394         79,637
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       47,141      64,650,606     73,451,482
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      673    $     26,759   $     15,868
  Capital paid in excess of par value.......................    6,905,121     509,548,782    221,361,684
  Undistributed net investment income.......................      417,127       6,933,957      2,669,006
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and options............     (783,950)    (11,869,145)    38,031,378
  Net unrealized appreciation of investments................       19,447     105,861,600     95,769,790
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      673,376      26,759,290     15,867,622
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.74          $22.81         $22.55
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2000

                                                               INTERMEDIATE                       TOTAL
                                                                HIGH GRADE     APPRECIATION      RETURN
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................     $ 487,462      $  5,427,726    $   169,641
  Dividends................................................            --         6,174,621      5,298,469
  Less: Foreign withholding tax............................            --           (66,150)       (43,042)
----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................       487,462        11,536,197      5,425,068
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)........................        29,224         3,248,067      1,850,513
  Administration fees (Note 3).............................        14,612         1,181,115        672,914
  Shareholder and system servicing fees....................        12,506            15,481         16,621
  Audit and legal..........................................        10,663            22,754         24,845
  Shareholder communications...............................         1,788            64,666         39,756
  Trustees' fees...........................................         1,502            16,580          9,548
  Custody..................................................           477            32,834         14,933
  Other....................................................           388            15,816         10,069
----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        71,160         4,597,313      2,639,199
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................       416,302         6,938,884      2,785,869
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................      (147,130)       (9,864,126)    36,490,855
     Futures contracts.....................................            --           249,071            924
     Options written.......................................            --                --        216,359
----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................      (147,130)       (9,615,055)    36,708,138
----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of year.....................................      (355,964)      103,656,257     72,235,531
     End of year...........................................        19,447       105,861,600     95,769,790
----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION).....       375,411         2,205,343     23,534,259
----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  OPTIONS..................................................       228,281        (7,409,712)    60,242,397
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........     $ 644,583      $   (470,828)   $63,028,266
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   416,302    $  6,938,884   $  2,785,869
  Net realized gain (loss)..................................     (147,130)     (9,615,055)    36,708,138
  Change in net unrealized appreciation (depreciation)......      375,411       2,205,343     23,534,259
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      644,583        (470,828)    63,028,266
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (607,266)     (4,421,799)    (6,045,349)
  Net realized gains........................................           --      (8,236,665)   (17,355,208)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (607,266)    (12,658,464)   (23,400,557)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      142,956     134,894,107     13,864,072
  Net asset value of shares issued for reinvestment of
     dividends..............................................      607,266      12,658,464     23,400,557
  Cost of shares reacquired.................................   (3,049,652)    (53,340,399)   (49,341,449)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (2,299,430)     94,212,172    (12,076,820)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (2,262,113)     81,082,880     27,550,889
NET ASSETS:
  Beginning of year.........................................    8,820,531     529,419,073    330,296,837
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 6,558,418    $610,501,953   $357,847,726
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $417,127      $6,933,957     $2,669,006
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEAR ENDED DECEMBER 31, 1999

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   604,905    $  4,419,389   $  6,480,405
  Net realized gain (loss)..................................     (231,097)      7,651,687     17,194,406
  Change in net unrealized appreciation (depreciation)......     (789,895)     33,823,318     38,738,360
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........     (416,087)     45,894,394     62,413,171
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (857,354)     (2,558,655)    (7,694,332)
  Net realized gains........................................           --      (5,751,430)   (11,613,887)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (857,354)     (8,310,085)   (19,308,219)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      177,720     281,938,611     11,969,720
  Net asset value of shares issued for reinvestment of
     dividends..............................................      857,354       8,310,085     19,308,219
  Cost of shares reacquired.................................   (4,183,371)    (44,094,187)   (42,301,478)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (3,148,297)    246,154,509    (11,023,539)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (4,421,738)    283,738,818     32,081,413
NET ASSETS:
  Beginning of year.........................................   13,242,269     245,680,255    298,215,424
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 8,820,531    $529,419,073   $330,296,837
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $605,649      $4,416,872     $7,252,029
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Intermediate High Grade and Total Return Portfolios, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with SSB Citi Fund Management LLC ("SSBC"). SSBC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the year ended December 31, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $70,350.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2000, the Intermediate High Grade, Appreciation and Total Return Portfolios each paid transfer agent fees of $5,000 to CFTC.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  2,920,068   $  4,979,948
Appreciation................................................   384,394,536    319,186,357
Total Return................................................   122,091,656    151,837,151
-----------------------------------------------------------------------------------------

     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $    92,775    $   (73,328)    $     19,447
Appreciation...............................................  125,934,872    (20,073,272)     105,861,600
Total Return...............................................  119,068,339    (23,298,549)      95,769,790
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At December 31, 2000, there were no open futures contracts in the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Total Return Portfolio held purchased put options with a total cost of $1,383,450.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered written call options transactions occurred in the Total Return Portfolio during the year ended December 31, 2000:

                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS   RECEIVED (PAID)
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1999...........    1,000       $   271,990
Options written.............................................   11,600         4,941,192
Options cancelled in closing purchase transactions..........   (8,500)       (3,919,276)
Options expired.............................................   (4,100)       (1,293,906)
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2000...........        0       $         0
-----------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2000, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, there were no when-issued or TBA securities held in the Portfolios.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2000, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2000, the Portfolio had no open short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2000, the Appreciation and Total Return Portfolios loaned common stocks having a value of $49,858,769 and $64,080,406, respectively, and holds the following collateral for loaned securities:

APPRECIATION PORTFOLIO

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
FLOATING RATE CD:
  Comerica Bank, 5.860% due 2/14/01.........................  $ 3,980,310
FLOATING RATE NOTES:
  Commerzbank AG, 5.890% due 3/21/01........................      248,778
  Keybank Corp., 5.880% due 2/14/01.........................    5,055,652
  Morgan Stanley, 6.750% due 6/4/01.........................    4,056,971
  Natexis Banque, 6.850% due 2/7/01.........................    2,857,575
REPURCHASE AGREEMENT:
  Warburg Dillon Read, 6.000% due 1/2/01....................      715,838
TIME DEPOSITS:
  Australia New Zealand, 6.630% due 1/2/01..................    7,962,867
  Bank Brussels London, 6.660% due 1/2/01...................    2,880,186
  Bank Brussels London, 6.700% due 1/2/01...................    6,268,640
  Bayerische Landesbank, 6.630% due 1/2/01..................    6,776,908
  Credit Suisse, 3.000% due 1/2/01..........................      677,691
  Credit Suisse, 7.060% due 1/2/01..........................    3,566,319
  CS First Boston Corp., 5.000% due 1/2/01..................    1,855,207
  Societe Generale, 6.630% due 1/2/01.......................    3,806,270
  Suntrust Bank, 4.500% due 1/2/01..........................    1,631,660
-------------------------------------------------------------------------
TOTAL.......................................................  $52,340,872
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TOTAL RETURN PORTFOLIO

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER:
  CXC Inc., 6.660% due 1/5/01...............................  $ 3,427,951
  Phillip Morris, 6.710% due 1/5/01.........................    1,327,574
FLOATING RATE NOTES:
  American Honda, 6.620% due 9/4/01.........................      857,853
  Amsouth Bank, 5.730% due 1/25/01..........................    2,425,901
  Bank One, 6.680% due 7/2/01...............................    1,791,447
  Bear Stearns Co., 6.500% due 5/21/01......................    1,500,295
  Bear Stearns Co., 6.590% due 8/3/01.......................    4,814,197
  Bear Stearns Co., 6.650% due 8/10/01......................    1,229,809
  First Union, 6.510% due 5/21/00...........................    3,876,544
  Keybank Corp., 5.880% due 2/14/01.........................    4,814,508
  Natexis Banque, 6.580% due 2/9/01.........................      220,751
REPURCHASE AGREEMENT:
  Warburg Dillon Read, 6.000% due 1/2/01....................    1,770,923
TIME DEPOSITS:
  Australia New Zealand, 6.630% due 1/2/01..................    5,266,169
  Bank Brussels London, 6.660% due 1/2/01...................    4,145,708
  Bank Brussels London, 6.700% due 1/2/01...................    1,904,785
  Bayerische Landesbank, 6.630% due 1/2/01..................    4,481,846
  Credit Suisse, 3.000% due 1/2/01..........................      448,185
  Credit Suisse, 7.060% due 1/2/01..........................    2,358,553
  CS First Boston Corp., 5.000% due 1/2/01..................    1,226,924
  Societe Generale, 6.630% due 1/2/01.......................    4,682,095
  Suntrust Bank, 4.500% due 1/2/01..........................    1,079,083
YANKEE CERTIFICATES OF DEPOSIT:
  Daichi Kangyo Bank, 6.730% due 1/8/01.....................    1,578,835
  Daichi Kangyo Bank, 6.750% due 1/18/01....................    3,728,014
  Norinchunkin Bank, 6.720% due 1/16/01.....................    9,750,432
-------------------------------------------------------------------------
TOTAL.......................................................  $68,708,382
-------------------------------------------------------------------------

     Income earned by the Appreciation and Total Return Portfolios from securities loaned for the year ended December 31, 2000 was $239 and $53,110, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     13.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2000   DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................         15,015              17,222
Shares issued on reinvestment...............................         66,806              88,387
Shares reacquired...........................................       (318,696)           (410,417)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (236,875)           (304,808)
---------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................      5,902,038          12,629,480
Shares issued on reinvestment...............................        556,171             378,247
Shares reacquired...........................................     (2,335,510)         (1,983,060)
---------------------------------------------------------------------------------------------------
Net Increase................................................      4,122,699          11,024,667
---------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.................................................        650,370             642,754
Shares issued on reinvestment...............................      1,167,110           1,018,903
Shares reacquired...........................................     (2,346,802)         (2,259,949)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (529,322)           (598,292)
---------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 2000, the Intermediate High Grade and Appreciation Portfolios had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                       2002       2004      2005       2006        2007         2008         TOTAL
-------------------------------------------------------------------------------------------------------
Intermediate High Grade
  Portfolio......................    $288,000    $5,000    $25,000    $84,000    $110,000    $  266,000    $  778,000
Appreciation Portfolio...........          --        --         --         --          --     7,978,000     7,978,000
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

        INTERMEDIATE HIGH GRADE PORTFOLIO            2000(1)         1999         1998(1)         1997          1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...............      $9.69         $10.90        $10.89         $10.70        $10.60
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2).......................       0.54           0.77          0.65           0.72          0.71
  Net realized and unrealized gain (loss)........       0.35          (1.17)         0.07           0.21         (0.53)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..............       0.89          (0.40)         0.72           0.93          0.18
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................      (0.84)         (0.81)        (0.71)         (0.74)        (0.08)
----------------------------------------------------------------------------------------------------------------------
Total Distributions..............................      (0.84)         (0.81)        (0.71)         (0.74)        (0.08)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.....................      $9.74          $9.69        $10.90         $10.89        $10.70
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.....................................       9.83%         (3.69)%        6.79%          8.67%         1.69%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..................     $6,558         $8,821       $13,242        $15,100       $14,736
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)....................................       0.98%          1.22%         0.93%          0.95%         0.90%
  Net investment income..........................       5.72           5.46          5.82           6.28          6.35
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..........................         42%            71%           60%            66%          116%
----------------------------------------------------------------------------------------------------------------------

            APPRECIATION PORTFOLIO                  2000(1)         1999         1998(1)         1997          1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............      $23.39         $21.16        $18.73         $15.86        $14.39
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................        0.27           0.13          0.27           0.24          0.27
  Net realized and unrealized gain (loss)......       (0.37)          2.62          3.24           3.90          2.60
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............       (0.10)          2.75          3.51           4.14          2.87
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................       (0.17)         (0.16)        (0.22)         (0.21)        (0.25)
  Net realized gains...........................       (0.31)         (0.36)        (0.86)         (1.06)        (1.15)
---------------------------------------------------------------------------------------------------------------------
Total Distributions............................       (0.48)         (0.52)        (1.08)         (1.27)        (1.40)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................      $22.81         $23.39        $21.16         $18.73        $15.86
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................       (0.41)%        13.12%        19.15%         26.39%        19.77%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................    $610,502       $529,419      $245,680       $144,134      $101,232
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................        0.78%          0.79%         0.80%          0.80%         0.85%
  Net investment income........................        1.18           1.18          1.36           1.68          1.59
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................          64%            53%           22%            34%           39%
---------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the Intermediate High Grade Portfolio, the Investment Adviser waived part of its fees for the year ended December 31, 1996. If such fees were not waived and expenses were not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been $0.02 and 1.07%, respectively.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

            TOTAL RETURN PORTFOLIO                 2000        1999       1998(1)       1997        1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............    $20.14      $17.55      $17.62       $15.73      $12.75
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income........................      0.20        0.42        0.49         0.37        0.26
  Net realized and unrealized gain.............      3.73        3.37        0.38         2.26        2.97
----------------------------------------------------------------------------------------------------------
Total Income From Operations...................      3.93        3.79        0.87         2.63        3.23
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................     (0.39)      (0.48)      (0.43)       (0.21)      (0.07)
  Net realized gains...........................     (1.13)      (0.72)      (0.51)       (0.53)      (0.18)
----------------------------------------------------------------------------------------------------------
Total Distributions............................     (1.52)      (1.20)      (0.94)       (0.74)      (0.25)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................    $22.55      $20.14      $17.55       $17.62      $15.73
----------------------------------------------------------------------------------------------------------
TOTAL RETURN...................................     20.47%      22.02%       4.97%       16.84%      25.33%
----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................  $357,848    $330,297    $298,215     $274,006    $171,503
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................      0.79%       0.79%       0.79%        0.79%       0.83%
  Net investment income........................      0.83        2.07        2.79         3.24        3.06
----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................        36%         41%         72%          75%         82%
----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:







- Percentages of ordinary dividends paid as qualifying
  for the dividends received deduction:
     Appreciation Portfolio.................................  80.56%
     Total Return Portfolio.................................  99.99






- Total long-term capital gain distributions paid:
     Appreciation Portfolio.................................  $ 8,236,665
     Total Return Portfolio.................................   17,355,208

A total of 35.14% of the ordinary dividends paid by the Intermediate High Grade Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") of Greenwich Street Series Fund ("Fund") as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 9, 2001

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223-1 E (2/01)

                          GREENWICH STREET SERIES FUND
                               ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                           [HARP LOGO]

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                               DECEMBER 31, 2000

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

We are pleased to provide you with the annual report for Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolio(s)")(1) for the year ended December 31, 2000. This letter briefly discusses general economic and market conditions. We hope that you find this report to be useful and informative.

The Performance of the Greenwich Street Series Fund (2) (12/31/99-12/31/00)
----------------------------------------------------------------------------
Money Market Portfolio.......................................         5.32 %
Diversified Strategic Income Portfolio.......................         2.80
Equity Income Portfolio......................................        18.56
Equity Index Portfolio -- Class I Shares.....................        (9.09)
Growth and Income Portfolio..................................         4.52
Emerging Growth Portfolio....................................        27.27
International Equity Portfolio...............................       (18.90)

MARKET AND ECONOMIC OVERVIEW

Stock markets fell around the world in the fourth quarter of 2000. And the more speculative the market, the harder the fall. Full-year returns followed the same pattern -- a startling contrast to the year before when markets went up dramatically.

A look at U.S. markets may be illustrative. The broad stock market, as measured by the Standard & Poor's 500 Index ("S&P 500"),(3) declined 9.10% in 2000. Stocks in the Russell 1000 Value Index(4) bucked the down trend and rose a modest 7.01%. The generally faster growing stocks in the Nasdaq Composite Index,(5) however, fell 39.29%, its worst year since its inception in 1971. The Nasdaq Composite Index's heavy technology component exacerbated the decline, as many investors sold their technology-related issues. (Past performance is not indicative of future results.)

This contrast is even more dramatic considering the previous year's performance. In 1999 the Nasdaq Composite Index climbed 85.59% -- its best year since 1971. Technology stocks had a significantly positive impact in 1999. But with the rapid decline of this sector in 1999, the Nasdaq Composite Index gave back most of its 1999 gains. But with the decline of last year, the Nasdaq gave back most of its 1999 gains. What caused this volatility? Why did Nasdaq Composite Index swing from its best year ever to its worst performing year?

We think the answer can be summed up in one word: earnings -- or in many cases their failure to materialize. Technology stocks went up in 1999 as current earnings and future earnings estimates rose. They hit their peak in March 2000, then weakened as it became clearer that the economy and earnings growth estimates were slowing. The price declines were accentuated by high valuations, but the fundamental cause of the downdraft was that investors were concerned about the level and growth rate of future earnings.

---------------
 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 The performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.

 3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 4 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

 5 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

The stock market's attention to earnings is understandable, as estimates have been declining over the past year. For example, consensus estimates for S&P 500 operating earnings for 2001 slipped from a high of $63.25 to $62.15 over its course of the last year. Earnings estimates have been trimmed because of declining expectations for sales. While corporate margins, or profitability per dollar of revenues, generally continue to be strong, revenues have been lower than analysts originally anticipated.

Although the stock market viewed a slowing U.S. economy unfavorably, the bond market saw it as a positive. A slowing economy decreases inflationary pressures and increases the probability that the Federal Reserve Board ("Fed") may ease interest rates. As a result, bond investors enjoyed strong performance in the fourth quarter of 2000.

The overall investment-grade(6) bond market returned 4.2%, as measured by the Salomon Smith Barney Broad Investment Grade Bond Index(7) and short-term investments, as represented by three-month U.S. Treasury Bills, returned 1.6% for the fourth quarter of 2000. High-yield bonds were the one segment of the bond market with negative performance for the fourth quarter of 2000. Because high-yield bond returns are inversely related to credit risk, a slowing economy and the implied increase in credit risk caused high-yield bond performance to lag other bond returns during the fourth quarter.

For 2000 overall, most sectors of the bond market performed better than most sectors of the stock market. The general bond market, again as reflected in the Salomon Smith Barney Broad Investment-Grade Bond Index and the three-month U.S. Treasury Bills, returned 11.59% and 6.0%, respectively. So in this volatile year for the markets, those investors who assumed less risk and invested in bonds generally fared far better than those who ventured into the more speculative sectors of the stock market.

The Fed's primary responsibility is monetary policy and the setting of short-term interest rates in the U.S. economy. We believe that under Chairman Alan Greenspan, the Fed has done a good job of managing the U.S. economy. It has brought down inflation while maintaining the longest modern economic expansion. The Fed has enabled the economy to grow rapidly -- quickly enough that some economists initially feared a resurgence of inflation. But the Fed recognized that one of the primary drivers of this expansion, soaring capital investments, has in fact led to a jump in productivity. Higher productivity has in turn let the economy grow more quickly without triggering inflation.

In mid-1999, however, the Fed began to grow concerned that despite the benefits of higher productivity, the economy was growing too quickly. In response to this rate of growth the Fed began to increase short-term interest rates, raising them six times, with the final interest rate hike in May 2000.

Once again, the Fed appeared to be successful. The economy slowed, retail sales weakened and job growth declined, with 230,000 net new jobs created in the fourth quarter of 2000 versus 773,000 in the fourth quarter of 1999. Now the only debate among economists seems to be whether the economy in 2001 will have a "hard landing" (i.e., 1% or less gross domestic product "GDP"(8) growth) or a "soft landing" (i.e., 2% or more GDP growth).

The Fed has acted decisively by lowering short-term interest rates by 50 basis points(9) on January 3, 2001.(10) Presumably the Fed, too, was worried about the possibility of a "hard landing." And at least initially, the central bank's most recent action has been warmly received by stock investors, with a more muted response by bond buyers.

International stock markets showed a similar pattern as the financial markets in the U.S. The higher growth, more speculative markets fell harder than the more mature markets. As growth prospects became more uncertain, investors preferred (or at least were penalized less) larger companies in established markets.

Annual results followed a similar pattern. Although most markets were down, the mature markets in Europe and Japan generally fared better than emerging markets. So the prospect of a slower economy was not limited to just the U.S., as worldwide estimates of economic growth became lower.

---------------
 6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
   Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

 7 The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government- sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly an index.

 8 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

 9 A basis point is 0.01% or one one-hundredth of a percent.

10 On January 31, 2001, after this commentary was written, the Fed cut interest rates by an additional one-half point.

In addition to stock market performance, results for international investors of course depended upon currency movements. U.S. investors tends to favor a weaker U.S. dollar. Yet, unfortunately for investors, the U.S. dollar was strong against virtually all foreign currencies. By the end of the fourth quarter, the euro was at $0.94 and a dollar purchased 114 Japanese yen. This dollar's strength exaggerated the local market downturns for U.S.-based investors.

MONEY MARKET PORTFOLIO

The primary investment objective of the Money Market Portfolio ("Portfolio") is to obtain maximum current income with the preservation of capital and maintenance of liquidity. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

     PORTFOLIO YIELDS AS OF DECEMBER 31, 2000
                 (CLASS A SHARES)
  ----------------------------------------------
                SEVEN-DAY         SEVEN-DAY
  PORTFOLIO       YIELD      EFFECTIVE YIELD(11)
  ----------    ---------    -------------------
  Cash            6.08%             6.26%
  Government      5.95              6.12
  Retirement      5.99              6.17

Past performance is not indicative of future results.

The Portfolio invests in high quality U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The Portfolio will invest at least 25% of its assets in obligations of domestic and foreign banks.

The Portfolio may invest in all types of money market securities including commercial paper, certificates of deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities. The Portfolio limits foreign investments to issues located in major industrialized countries.

Market Update

During the year, the Fed continued to raise interest rates in hopes of slowing a robust economy and fending off inflation. In the first five months of 2000, the Federal Open Market Committee ("FOMC")(12) gradually raised the federal funds rate ("fed funds rate")(13) 1% from 5.50% to 6.50%. The Fed has kept rates constant over the last eight months of the reporting period.

During the period, the U.S. economy continued to expand at a modest pace. Released third quarter GDP shows that the economy expanded at a 2.7% rate versus a 5.6% rate in the second quarter. By the end of the summer there were many signs that the economy would enter into a slowdown. Technology stocks were still overvalued and oil prices began creeping up. Mergers were creating a lot of debt and business competition was eroding profit margins.

Credit problems began to surface in the high yield bond market and eventually spread to the investment-grade bond area. Reports from the Fed warned of lofty prices and tight residential and commercial properties. It also cited that banks should tighten their lending standards.

---------------
11 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

12 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
   central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

13 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

As a result, at its latest FOMC meeting in December 2000, the Fed switched its policy stance from a tightening bias to an easing bias and eased the fed funds rate inter-meeting in January 2001 by 50 basis points, which brings the current discount rate to 6%. The manager thinks it is likely the Fed may need to lower rates in 2001 by about 100 basis points.

Portfolio Update

Returns on money market securities fell in the latter stages of the reporting period and the short-term yield curve has inverted over the last quarter as a result of anticipated Fed easing. Two sectors of the economy that we are watching closely are the telecommunications and automotive. Such leaders as AT&T Corp., Lucent Technologies, Inc., and Ford Motor Co. have come under pressure in their respective markets and the manager plans to continue to monitor these situations closely.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

The Diversified Strategic Income Portfolio ("Portfolio") seeks to provide investors with high current income. The managers follow a flexible investment approach that emphasizes both diversification and balance. Based on their analysis of current economic and market conditions, they allocate assets across three classes of bonds: U.S. government and mortgage securities, high-yield corporate bonds and foreign government securities.

For the year ended December 31, 2000, the Portfolio returned 2.80%. In comparison, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index")(14) returned 11.63% for the same period. Past performance is not indicative of future results.

U.S. Government and Mortgage-Backed Securities

In the managers' opinion, the issues that significantly impacted the performance of the bond market during the period were:

     - Interest rate increases by the Fed;

     - The stock market's resiliency in the face of the Fed's actions;

     - The U.S. Treasury's buyback program; and

     - Investors' concerns regarding credit quality, extreme levels of volatility and illiquidity.

The plan of the U.S. Treasury to buy back more than $30 billion of its long-term debt obligations in 2000 and $50 billion in 2001 of its long-term debt obligations has led to a reduced supply in the marketplace. The U.S. Treasury's intent to retire debt, particularly at the long end of the yield curve, has been the most recent test for the bond market.

The notion that a decreased supply of U.S. Treasury securities with constant if not increasing demand would cause interest rates to decrease seemed to many investment professionals as "too easy." Many investment professionals believed that this was too good to be true and for awhile they were right. However, the constant yet small quantities of U.S. Treasuries, relative to outstanding supply, that were retired cumulatively, have begun to have an impact on the market.

As such, the price of long-term bonds increased in relation to their short-term counterparts, as reflected by an inverted yield curve. Instead of a "normal" yield curve,(15) with yields rising slowly along with the maturity of U.S. Treasury bonds, the highest yields were for shorter-term bonds.

High-Yield Corporate Bonds

According to the managers, the high-yield bond market during the period was undervalued by about 10 to 15 percentage points. Yet the managers remain confident that the market is starting to make the move to higher levels.

Still, the managers believe the high-yield bond market won't see a significant rally until there is more indication that the Fed is finished tightening interest rates and possibly moving towards lower rates. Stable or lower rates would be a major catalyst for a better market because it implies there is liquidity coming back into the market.

Also arguing for a market turnaround are signs that defaults are likely to peak at 5.5% and trend downwards going forward. Default risk is one reason the managers avoid this beaten down sector of the market. The best performing area of the market has been higher quality names.

---------------
14 The Lehman Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.

15 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Foreign Government Securities

When investing in foreign government securities the managers emphasized three factors during the period:

     - To be fully invested and possibly earn high yield, without undue credit risk;

     - To maintain exposures to take advantage of potential spread(16) tightening; and

     - To focus on countries with low external financing requirements.

The managers remain positive on the performance of both euro- and U.S. dollar-denominated bonds over the coming months. After the poor performance experienced last year, yields have already risen to levels that the managers think have provided a cushion against the official rate increases seen so far in 2000. As the core economies display signs of slower economic activity, the managers expect a steady fall in interest rates to occur.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio attempts to achieve its goals principally through investment in dividend-paying common stocks and other equity securities of U.S. companies whose prospects for dividend growth and capital appreciation are considered by the Portfolio's manager to be favorable.

The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the stocks and bonds of companies in the utility industry.

For the year ended December 31, 2000, the Portfolio returned 18.56%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

When the U.S. economy was growing robustly during the first half of 2000, the stock market also generally grew. The market leaders early in the period were the growth stocks(17) that many investors expected would benefit most from a strong economy. However, the Fed continued to move toward a more restrictive monetary policy during the first six months of 2000, raising short-term interest rates three times for a total increase of 1.00%, in an effort to constrain economic growth and forestall long-dormant inflationary pressures.

The Fed's monetary policies apparently were effective, because the second half of 2000 saw an economic slowdown in the U.S. With these slowing economic conditions, many investors sold growth stocks amid growing concerns that a slower U.S. economy might adversely affect corporate earnings. Investor sentiment shifted instead to long-neglected value stocks(18) that they believed were selling at more reasonable prices relative to their earnings. Large cap stocks languished as investors, in their search for share price appreciation, turned away from the largest, best known companies and toward smaller, lesser known companies.

Perhaps one of the most notable stock market trends of 2000 was the sharp decline in the shares of many technology and telecommunications companies that were previously stock market leaders. Many analysts attribute the technology industry group's weakness to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy."

These shifts in U.S. economic growth, monetary policy and investor sentiment made 2000 a highly volatile and challenging year for large multi-national companies. Perhaps the most notable global stock market trend of 2000 was the sharp decline in the technology and telecommunications industry groups, which many analysts attributed to unrestrained investor enthusiasm for companies that they believed would prosper in the "New Economy." In order to reduce the effects of recent market volatility, the managers diversified the Portfolio across a number of different sectors.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") seeks to provide investment results that, before expenses, match the price and yield performance of S&P 500. The Portfolio is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The Portfolio matches the composition of the S&P 500 and the stocks that

---------------
16 Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

17 Growth stocks are shares of companies with the potential for faster-than-average growth within their industries.

18 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

make up the S&P 500 at the appropriate index weight. The Portfolio, therefore, remains neutral relative to the S&P 500 in terms of economic sectors, market capitalization and the growth and value styles of investing.

For the year ended December 31, 2000, the Portfolio returned a negative 9.09% on Class I shares. In comparison the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

A dismal end to year 2000 resulted in the first significantly negative year for U.S. stocks in a decade and ended a spectacular run of five consecutive years of greater than 20% gains. Concerns of a "hard landing" in the downward flight of an economic slowdown took a heavy toll on stock prices towards the end of the year. The Federal Reserve Board's ("Fed") 175 basis points increase in interest rates in the first half of 2000 seemed to have accomplished its desired effect in taking the steam out of the U.S. economy. As several economic indicators provided evidence of a distinctly "softer" economy, investors even worried about the prospects of an economic recession in 2001.

The first quarter of 2000 witnessed significant changes in the bond market and unprecedented levels of volatility in the stock market. Interest rates rose early in the quarter and then fell significantly as the quarter progressed. The stock market sold off in response to higher rates in early 2000 and to a profit-taking urge as investors moved in to realize gains that were most likely postponed from 1999 to maximize tax-efficiency.

The second quarter of 2000 witnessed a seesaw pattern of volatility in the stock market. Interest rates inched up slightly during the month to end at just below 6% but fluctuated considerably over the course of the month. The speculative bubble that had built up in the high-flying technology and biotechnology sectors in the NASDAQ(19) market was finally burst during the week of April 10, 2000. The Nasdaq Composite Index fell by over 25% for the week of April 10 and by almost 15% for the month of April 2000.

Stock market volatility remained high during the third quarter of 2000. Towards the end of the quarter, however, investor focus on the "4 Es" -- energy, economy, earnings and euro -- led to a nervous market environment as stock prices declined from lofty valuations. Oil prices climbed to well above $35 per barrel and raised concerns about inflation. Against a backdrop of slowing economic growth, investors fretted over the prospects of "stagflation" -- slowing economy and rising inflation. The U.S. dollar continued to strengthen against the euro as the European economy remained sluggish relative to the U.S. economy.

GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks income and long-term capital growth. The Portfolio invests in income-producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation.

For the year ended December 31, 2000, the Portfolio returned 4.52%. In comparison, the S&P 500 returned a negative 9.10% for the same period. Past performance is not indicative of future results.

Special Shareholder Notice

On August 11, 2000, Michael Kagan assumed the day-to-day management of the Portfolio. Michael has been with Salomon Brothers Asset Management since 1994. Michael has more than 15 years of experience in the securities business.

Market and Economic Overview

After four extraordinary years of over 20% annual returns, the market declined in 2000. It is common for the stock market to fall in years when economic growth slows sharply, as it did last year, and in 1994 and 1990, the last two market declines. U.S. growth was extraordinarily fast during the first half of 2000, up over 8%, but decelerated so quickly in the fourth quarter of 2000 that the Fed cut interest rates the first week of 2001.

The past year was a volatile market environment. Technology stocks were the market leaders from October 1999 to March 2000, but fell sharply in the spring, only to recover during the summer and decline again in the autumn and winter. In the manager's view the second decline was more significant, as it was driven by weaker fundamentals and the first by market sentiment. The earnings outlook for semiconductor, PC companies and telecommunications equipment makers weakened noticeably over the summer and fall 2000.

---------------
19 NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

The best performing stocks during the second half of 2000, financials and utilities, were the industries that benefited most from a lower interest rate environment. Value stocks performed better than growth stocks. The Portfolio's underweighting in technology stocks contributed significantly to its performance relative to the broad market.

Investment Strategy

The Portfolio owns stocks in large companies, typically over $10 billion in size. In addition, the Portfolio invests in a mixture of growth and value stocks. The overall valuation of the Portfolio will be similar to that of the market, or modestly cheaper. As indicated by its name, the Portfolio's return will be comprised of capital appreciation, "growth," and a significant dividend, "income."

The manager is risk averse and has a bias towards owning high-quality companies with strong balance sheets. Moreover, he carefully examines the accounting procedures of the companies that he invests in, and he will not purchase the stocks of companies whose accounting the manager considers being aggressive. The Portfolio will be highly diversified, with industry exposure similar to that of the markets.

The manager attempts to beat the stock market (as defined by the S&P 500) by hopefully owning better stocks and avoiding weaker stocks. For example, the Portfolio owns a large position in Kimberly-Clark Corp., 1.7% of the Portfolio at December 31, 2000, but the Portfolio does not have a position in Procter & Gamble Co. Kimberly-Clark is the largest producer in the world of diapers and tissue, while Procter & Gamble is number two. Kimberly-Clark has steadily gained market share from Procter & Gamble, in both diapers and tissue, during the past two years. Kimberly-Clark's earnings per share may grow about 11% this year and is forecasted to grow its earnings by 12% next year. Procter & Gamble's earnings growth rate is only about 3% this year and may be 6% next year. (Of course no guarantees can be made that this will occur.) Yet Procter & Gamble is 30% more expensive than Kimberly-Clark on a price/earnings ratio. Both companies are large, high quality, consumer products companies -- but Kimberly-Clark seems to be a better investment on every metric that the manager employs.

Portfolio Update

Despite the change in Portfolio manager during the period, the industry allocations of the Portfolio were changed very little.

The manager added a position in Kimberly-Clark, and sold Procter & Gamble, as noted previously. He purchased a large position in Costco Wholesale Corp., the discount retailer, and sold the Portfolio's position in Wal-Mart Stores. Costco has outgrown Wal-Mart in comparable store sales in 17 of the last 18 months. It is the only retailer who has consistently beaten Wal-Mart head to head. Wal-Mart is so large that the growth in its sales last year added over 1% to retail sales for the entire U.S. Costco's market is much less saturated, yet Wal-Mart is deemed to be 40% more expensive than Costco by the manager.

During the period the manager built a position in the Bank of New York Co., the largest fee-based bank in the U.S., and greatly reduced the Portfolio's holdings in the brokerage stocks. This move was done for safety. And while no guarantees can be made, the Bank of New York's businesses are steady and generate high return potential. The brokerage stocks had run up over the summer, and their earnings are closely tied to the strength of the new issue market.

The manager reduced the Portfolio's positions in semiconductor stocks. It became apparent to him, in early September, that the supply tightness that had fueled strong semiconductor earnings for the past two years had ended.

Market Outlook

The current direction of the U.S. economy is unclear to the manager. The industrial economy appears to him to be in a recession, yet consumer spending remains high. While the manager remains confident that the Fed interest rate cut may prevent anything worse than a mild recession in 2001, the manager is concerned that the U.S. consumer may be "spent out" after the ten-year U.S. economic boom. In particular, auto and housing sales remain well above previous growth rates. The manager believes that the U.S. economy is at risk of a double dip recession in 2002.

Normally, an environment where the Fed is lowering interest rates is one where a portfolio should be aggressive. But the manager's concern for the fragility of any economic bounce prevents him from taking this stance as of this writing.

Therefore the Portfolio is positioned somewhat defensively. Although the Portfolio's sector weightings are similar to those of the S&P 500, the Portfolio is overweight in telecommunications, and is underweight in capital goods and technology stocks, relative to the S&P 500 as of December 31, 2000. Instead of highly cyclical companies such as Caterpillar Inc., the Portfolio owns companies with a history of growing earnings through recessions, such as Emerson Electric Co. Preservation of capital is important to the manager, and he strives to avoid stocks that he believes may decline sharply. (Of course there are no guarantees that this will in fact occur.)

Although the Nasdaq Composite Index has fallen by half since its March 2000 highs, the manager remains concerned that many technology stocks are still too expensive. In particular, he admits to being mystified by the valuation of semiconductor stocks, which are selling at over four times sales, despite an onslaught of new capacity due to come online in 2001.

Despite the manager's caution, he sees numerous opportunities to earn solid potential returns in stocks, especially those stocks that performed poorly in 2000. The Portfolio holds large positions in two retailers, Costco and Federated Department Stores, Inc., which have continued to grow their sales through the slowdown. AT&T Corp. sells at a discount to the value of its cable operations, in essence offering investors its wireless and long distance operations for free. Motorola, Inc., with its battleship-like balance sheet and strong franchises, trades at less than one quarter the valuation of peers such as Texas Instruments, Inc.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing primarily in common stocks of emerging growth companies, without regards to market capitalization. The Portfolio focuses on domestic and foreign companies that the manager believes are in the early stages of their life cycles and have the potential to become major enterprises.

For the year ended December 31, 2000, the Portfolio returned 27.27%. In comparison, the Nasdaq Composite Index returned a negative 39.29%. Past performance is not indicative of future results.

The manager employs a "bottom up"(20) stock specific approach rather than choosing stocks based on forecasts of strength of the U.S. economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Portfolio. The manager's fundamental view is that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which in the manager's view is short-term trading) but rather for many years. He prefers to own companies where quality managements work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

After witnessing almost unprecedented strength in many emerging growth stocks represented in the Nasdaq Composite Index and Russell 2500 Growth Index(21) in 1999 and early 2000, the U.S. stock market became quite unsettled during the balance of the year 2000. Much of the price excesses, which had built up in many growth stocks, unwound with the process accelerating through the fall of 2000 with particularly hard hit sectors being the technology and telecommunications industry groups. Interest rate increases, which were instituted by the Fed beginning in 1999 and continuing in 2000, following the benign conclusion of the Y2K scare, had a dramatic effect on the U.S. stock market. This in turn contributed to a sharp contraction in U.S. economic activity from the robust levels of the first half of 2000.

In the second half of the year, investors began to voice concerns that a possible "soft landing" engineered by the Fed might become something more severe with negative ramifications on corporate profits. In the manager's opinion, the damage inflicted upon the prices of many growth stocks was one of the most severe on record with the Nasdaq Composite Index declining over 39% in 2000, its greatest one year decline ever. The high cost of energy combined with the diminished wealth effect from the large decline in the NASDAQ market contributed to the slowdown in the economy and in particular, a deceleration in the rate of growth in spending on technology capital goods. The Fed backed away from its tight monetary policy in early January 2001 when it voted to reduce short-term interest rates, in order to try to prevent the economy from slipping into a recession.

Biotechnology stocks have been a positive performer in an otherwise difficult period for the stock market and the manager believes that the very strong fundamentals of many industry participants continue to make them worthwhile holdings in the Portfolio. Many technology and telecommunications stocks may reflect overly bearish expectations and now he believes may represent good value. Provided that the Fed continues to reduce short term interest rates, the manager believes the stock

---------------
20 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

21 Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

market may improve in the first half of 2001, with particular benefit accruing to the NASDAQ market, which bore the brunt of the selling pressure last year.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing primarily in equity securities of foreign companies.

The past twelve months included a series of extraordinary financial market events that influenced significantly the net asset value per share of the Portfolio. For the year ended December 31, 2000, the Portfolio returned a negative 18.90%. In comparison, the Morgan Stanley Capital International Europe Australasia Far East Index ("MSCI EAFE")(22) returned a negative 14.17% for the same period. Past performance is not indicative of future results.

2000 began with several months of strong appreciation as an unquenchable appetite by investors for telecommunications, media and technology (TMT) equities drove a very sharp rally of global markets. Year 2000 technology apprehensions and concerns of economic disruption were quickly dispelled. The Y2K transition appeared to be a strong testament to the foresight of capital and human resources dedicated to fix that potential technological nightmare.

Overlooked by many during the favorable global capital markets environment of early 2000, however, were several trends that unnerved investors as the year progressed:

     - The Fed continued a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

     - The new European currency, the euro, continued the trend of weakness established early in 1999, cascading a further 19% versus the U.S. dollar before hitting bottom. The euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

     - Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

     - Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

These factors ultimately proved an insurmountable hurdle for most international growth stocks, that have significantly underperformed international value stocks during the past year. After a strong surge in the early part of the year, growth stocks succumbed to the factors enumerated and underperformed value stocks by more than twenty percentage points during the period.

During the period selected industry sectors incurred new challenges. The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses. The victorious bids, in many nationalities, were significantly above initial expectations causing investor apprehension about ultimate returns on capital invested in paying for those licenses and capital spending.

Market Outlook

The composition of the Portfolio shifted over the past year, due primarily to the outperformance of European stocks. The Portfolio's position at year-end was 61% Europe, 31% in Asia, and 8% in Canada, Latin America, other emerging markets and cash.

Europe

European stock markets showed relatively good performance during much of the past year when measured in local currencies. Yet the fall of the euro dramatically lowered returns for U.S. dollar-based investors. The decline of the euro versus the U.S. dollar appears to be due to growth and interest rate differentials flattering the U.S. currency. Global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank (ECB). The ECB intervened in the currency markets in order to stabilize the euro, and the currency has rebounded nearly 15% since its trough in the fall.

---------------
22 The MSCI EAFE consists of the equity total returns for Europe, Australasia, New Zealand and the Far East. Please note that an investor cannot invest directly in an index.

The silver lining of the euro's decline has been the improvement in European export competitiveness. However, the potential for imported inflation clearly exists. Recent rounds of interest rate increases have cooled the uptick in economic activity. Nevertheless, Europe's growth is reducing the chronically high level of unemployment.

Asia

The Asian stocks markets were relatively poor performers during the year. Several factors weighed on Asian markets. First, the monetary policy of many of Asian economies is tied to the U.S. interest rate cycle through currency links. As interest rates rose in the U.S., stock markets were pressured in Asia. Second, many of these markets have high representation of technology shares, such as the Korean stock market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies (such as Taiwan) caused regional investor concern.

In contrast with the managers' optimism about Japanese restructuring at this time a year ago, the pace of change in Japan has slowed. The financial system is being rationalized. Several high profile bankruptcies of insurance and other companies are positive for the economy in the long run. In the short-term, however, they are a stark reminder to the Japanese consumer and saver of the fragility of Japan's recovery.

Emerging Markets

Emerging markets suffered this year. While selected commodity prices firmed, benefiting the generally commodity dependant export economies, investor aversion to the heightened political risk in many less developed economies weighed on these markets. The managers have limited emerging market investments and they do not anticipate increasing the Portfolio's allocation.

The Portfolio's top holdings reflect an eclectic mix of investment themes and portfolio emphasis. The Portfolio's top holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, large business opportunities and stable, visionary management. What follows is a list of the Portfolio's top ten holdings at the end of the period:

Hays PLC of the United Kingdom provides a range of specialist and quality business to business services 24 hours a day to industrial, commercial and professional customers throughout Europe.

Capita Group PLC is a leader in business process outsourcing in the United Kingdom to the private sector and local government institutions. A host of services are provided to clients, including customer service functions, human resources, training and software solutions.

Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Germany, benefits deployment of Tomra's products and materials recycling processes.

Serco Group PLC of the United Kingdom is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems, and research facilities.

Misys PLC of the United Kingdom develops software solutions that improve the productivity of financial institutions, health care providers and insurance intermediaries.

Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demand Mettler's highly sophisticated instruments and information management solutions.

Hutchison Whampoa Ltd. of Hong Kong is a conglomerate with especial strengths in telecommunications, property development and port operation. Management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.

AXA of France is a global leader in the financial services industry. The company has insurance and financial services operations in 160 countries leading the global transformation from government pension plans to self-directed plans. Major business franchises include AXA Insurance, Equitable and Alliance Capital.

Murata Manufacturing Co., Ltd. of Japan manufactures passive electronic components, primarily ceramic capacitors and filters. Murata's components are used intensively in the burgeoning proliferation of consumer electronics appliances, specifically for mobile communications applications.

Securitas AB of Sweden is a leader in the rapidly consolidating security services industry. The company dominates the marketplace in Scandinavia, and through a series of acquisitions in Europe and the United States has professionalized a historically fragmented industry.

The Portfolio's past fiscal year has been marked by exceptional investment challenges from a combination of currency movements, government policy changes, and sharp swings of investor sentiment. The result has been sharp stock market volatility.

Thank you for your investment in the Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

January 16, 2001

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE PORTFOLIOS. PLEASE REFER TO PAGES 15 THROUGH 48 FOR A LIST AND PERCENTAGE BREAKDOWN OF EACH OF THE PORTFOLIO'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE PORTFOLIOS' HOLDINGS OF DECEMBER 31, 2000 AND IS SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/00 (UNAUDITED)

[LINE GRAPH]


AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/00                 2.80%
Five Years Ended 12/31/00           5.99%
10/16/91* through 12/31/00          6.25%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/00         74.85%
* Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on October 16, 1991 (commencement of operations) through December 31, 2000, with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 12/31/00 (UNAUDITED)

[LINE GRAPH]

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Year Ended 12/31/00                    18.56%
Five Years Ended 12/31/00              11.58%
10/16/91* through 12/31/00             10.88%
         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/00            159.06%
* Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Income Portfolio on October 16, 1991 (commencement of operations) through December 31, 2000, with that of a similar investment in the Variable Annuity Lipper Equity Income Funds Peer Group Average and Standard & Poor's 500 Index ("S&P 500 Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the- counter market.

The Variable Annuity Lipper Equity Income Funds Peer Group Average is composed of 594 equity income funds as of December 31, 2000, which underlie variable annuities.
--------------------------------------------------------------------------------


                                                                DIVERSIFIED STRATEGIC INCOME      LEHMAN BROTHERS AGGREGATE BOND
                                                                         PORTFOLIO                            INDEX
                                                                ----------------------------      ------------------------------

10/16/91                                                                   10000                              10000

12/91                                                                      10140                              10507

12/92                                                                      10284                              11285

12/93                                                                      11576                              12386

12/94                                                                      11251                              12024

12/95                                                                      13071                              14246

12/96                                                                      14530                              14944

12/97                                                                      15713                              16385

12/98                                                                      16720                              17809

12/99                                                                      17008                              17663

12/31/00                                                                   17485                              19718


                                                                             VARIABLE ANNUITY LIPPER
                                                                            EQUITY INCOME FUNDS PEER      STANDARD & POOR'S 500
                                                 EQUITY INCOME PORTFOLIO          GROUP AVERAGE                   INDEX
                                                 -----------------------    ------------------------      ---------------------

10/16/91                                                  10000                       10000                       10000

12/91                                                     10200                       10559                       10838

12/92                                                     11397                       11782                       11668

12/93                                                     12583                       13758                       12844

12/94                                                     11308                       14094                       13012

12/95                                                     14979                       16510                       17898

12/96                                                     15876                       18034                       19988

12/97                                                     19610                       23075                       26656

12/98                                                     22941                       25781                       34279

12/99                                                     21850                       27204                       41489

12/31/00                                                  25906                       29163                       37712


THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 12/31/00 (UNAUDITED)


      AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Year Ended 12/31/00                    (9.09)%
Five Years Ended 12/31/00              17.78%
10/16/91* through 12/31/00             15.66%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/00            282.27%
* Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on October 16, 1991 (commencement of operations) through December 31, 2000, with that of a similar investment in the Standard & Poor's 500 Index ("S&P 500 Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

[LINE GRAPH]

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH AND INCOME PORTFOLIO AS OF 12/31/00
(UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Year Ended 12/31/00                     4.52%
Five Years Ended 12/31/00              13.77%
10/16/91* through 12/31/00             12.20%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 12/31/00            188.82%
* Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Growth and Income Portfolio on October 16, 1991 (commencement of operations) through December 31, 2000, with that of a similar investment in the Variable Annuity Lipper Growth & Income Funds Peer Group Average and Standard & Poor's 500 Index ("S&P 500 Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Growth & Income Funds Peer Group Average is composed of 238 growth and income funds as of December 31, 2000, which underlie variable annuities.

[LINE GRAPH]
--------------------------------------------------------------------------------


                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                  STANDARD & POOR'S 500 INDEX
                                                              -------------------------------      ---------------------------

10/16/91                                                                   10000                              10000

12/91                                                                      10620                              10838

12/92                                                                      11335                              11668

12/93                                                                      12316                              12844

12/94                                                                      12421                              13012

12/95                                                                      16870                              17898

12/96                                                                      20526                              22005

12/97                                                                      27127                              29345

12/98                                                                      34823                              37738

12/99                                                                      42052                              45675

12/31/00                                                                   38227                              41517


                                                                             VARIABLE ANNUITY LIPPER
                                                    GROWTH AND INCOME         GROWTH & INCOME FUNDS       STANDARD & POOR'S 500
                                                        PORTFOLIO              PEER GROUP AVERAGE                INDEX
                                                    -----------------        -----------------------      ---------------------

10/16/91                                                  10000                       10000                       10000

12/91                                                     10140                       10746                       10838

12/92                                                     10996                       11551                       11668

12/93                                                     11995                       12802                       12844

12/94                                                     11611                       12646                       13012

12/95                                                     15152                       16514                       17898

12/96                                                     18157                       18211                       19988

12/97                                                     22321                       22950                       26656

12/98                                                     24972                       26590                       34279

12/99                                                     27634                       29973                       41489

12/31/00                                                  28882                       30390                       37712


THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 12/31/00 (UNAUDITED)


       AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------

Year Ended 12/31/00                27.27%
Five Years Ended 12/31/00          38.85%
12/3/93* through 12/31/00          31.89%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/00         610.31%
* Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Emerging Growth Portfolio on December 3, 1993 (commencement of operations) through December 31, 2000, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

[LINE GRAPH]
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 12/31/00 (UNAUDITED)


AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------

Year Ended 12/31/00                   (18.90)%
Five Years Ended 12/31/00              13.72%
12/3/93* through 12/31/00               9.53%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 12/31/00              90.56%
* Commencement of operations

The chart to the right compares the growth in value of a hypothetical $10,000 investment in International Equity Portfolio on December 3, 1993 (commencement of operations) through December 31, 2000, with that of a similar investment in the Morgan Stanley EAFE Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East.

[LINE GRAPH]
--------------------------------------------------------------------------------


                                                                 EMERGING GROWTH PORTFOLIO            NASDAQ COMPOSITE INDEX
                                                                 -------------------------            ----------------------

12/3/93                                                                    10000                              10000

12/93                                                                      10410                              10297

12/94                                                                       9631                               9968

12/95                                                                      13762                              13947

12/96                                                                      16215                              17115

12/97                                                                      19646                              20819

12/98                                                                      26943                              29071

12/99                                                                      55810                              53949

12/31/00                                                                   71031                              32750


                                                               INTERNATIONAL EQUITY PORTFOLIO       MORGAN STANLEY EAFE INDEX
                                                               ------------------------------       -------------------------

12/3/93                                                                    10000                              10000

12/93                                                                      10050                              10724

12/94                                                                       9210                              10850

12/95                                                                      10020                              12103

12/96                                                                      12163                              12873

12/97                                                                      11897                              13120

12/98                                                                      14138                              15744

12/99                                                                      23498                              19989

12/31/00                                                                   19056                              17158


THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2000

                             MONEY MARKET PORTFOLIO

   FACE                                                                        ANNUALIZED
  AMOUNT                                 SECURITY                                YIELD         VALUE
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 67.7%
   $100,000    Abbey National N.A. matures 1/19/01.........................     6.63  %      $   99,674
    100,000    Alcoa matures 1/23/01.......................................     6.55             99,603
    100,000    American Express Credit Corp. matures 1/12/01...............     6.57             99,801
    100,000    Bank of New York matures 1/22/01............................     6.54             99,620
    100,000    Canadian Wheat Board matures 2/20/01........................     6.51             99,107
    100,000    Chase Manhattan Bank matures 2/27/01........................     6.57             98,976
    100,000    Coca-Cola Co. matures 2/27/01...............................     6.42             98,997
    100,000    Cregem North America matures 1/23/01........................     6.62             99,601
    100,000    General Electric Capital Corp. matures 1/18/01..............     6.68             99,687
    100,000    Halifax PLC matures 1/29/01.................................     6.64             99,490
    100,000    IBM Credit Corp. matures 1/18/01............................     6.58             99,692
    100,000    International Lease Finance Corp. matures 2/1/01............     6.60             99,440
    100,000    J.P. Morgan & Co. matures 1/8/01............................     6.67             99,873
    100,000    National Bank of Canada Finance USA matures 3/5/01..........     6.58             98,868
    100,000    San Paolo US Finance Inc. matures 1/16/01...................     6.64             99,727
    100,000    Svenska Handelsbanken matures 2/14/01.......................     6.52             99,212
    100,000    Transamerica Finance Corp. matures 2/16/01..................     6.49             99,180
    100,000    Unifunding Inc. matures 2/2/01..............................     6.61             99,420
    100,000    USAA Capital Corp. matures 1/18/01..........................     6.61             99,691
-------------------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER (Cost -- $1,889,659).................                   1,889,659
-------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 15.7%
    110,000    Bank One Corp. matures 1/2/01...............................     6.50            110,000
    110,000    Bayerische Hypo-Und Vereinsbank matures 1/2/01..............     6.50            110,000
    110,000    BNP Paribas S.A. matures 1/2/01.............................     6.50            110,000
    110,000    HSBC Bank USA matures 1/2/01................................     6.56            110,000
-------------------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS (Cost -- $440,000)......................                     440,000
-------------------------------------------------------------------------------------------------------
FEDERAL AGENCY DISCOUNT NOTES -- 7.2%
    100,000    Federal Home Loan Bank matures 3/23/01......................     6.54             98,564
    103,000    Federal National Mortgage Association matures 3/1/01........     6.22            101,961
-------------------------------------------------------------------------------------------------------
               TOTAL FEDERAL AGENCY DISCOUNT NOTES (Cost -- $200,525)......                     200,525
-------------------------------------------------------------------------------------------------------
BANK NOTES -- 3.6%
    100,000    Harris Bank matures 2/13/01 (Cost -- $100,000)..............     6.52            100,000
-------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSITS -- 3.6%
    100,000    Krediet Bank matures 3/8/01 (Cost -- $100,002)..............     6.47            100,002
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
     61,000    Goldman Sachs & Co., 6.00% due 1/2/01; Proceeds at
               maturity -- $61,041;
               (Fully collateralized by U.S. Treasury Notes, 6.13% due
               8/7/15;
               Market value -- $62,158) (Cost -- $61,000)..................                      61,000
-------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $2,791,186*).............                  $2,791,186
-------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 47.7%
$ 9,626,168                  Federal National Mortgage Association (FNMA), 7.500% due
                             9/1/29 (a)..................................................    $ 9,764,496
                             Government National Mortgage Association (GNMA):
  2,102,548                  7.500% due 12/15/28.........................................      2,139,995
  4,080,074                  7.000% due 7/15/27 through 7/15/29..........................      4,100,475
  1,923,672                  8.000% due 11/15/29 through 12/15/29........................      1,972,361
 10,916,303                  8.500% due 12/15/29 through 5/15/30 (a).....................     11,247,177
  6,500,000                  U.S. Treasury Principal Strip, zero coupon bond to yield
                             6.206% due 2/15/15..........................................      2,963,805
--------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT SECTOR (Cost -- $31,600,400)..........     32,188,309
--------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 26.1%
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 25.7%
--------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.5%
                             BE Aerospace, Sr. Sub. Notes:
    100,000      B             9.500% due 11/1/08++......................................         99,750
     30,000      B             Series B, 8.000% due 3/1/08...............................         28,125
    185,000      B-          Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due
                             5/15/09.....................................................        185,464
--------------------------------------------------------------------------------------------------------
                                                                                                 313,339
--------------------------------------------------------------------------------------------------------
ALTERNATIVE POWER GENERATION -- 1.8%
                             AES Corp.:
                               Sr. Notes:
    285,000      Ba1*             9.500% due 6/1/09......................................        296,400
    100,000      Ba1*             9.375% due 9/15/10.....................................        102,750
    310,000      Ba3*          Sr. Sub. Notes, 10.250% due 7/15/06.......................        321,238
     80,000      Ba2*        AES Drax Energy Ltd., Sr. Sub. Secured Notes, 11.500% due
                             8/30/10 (c).................................................         85,600
                             Calpine Corp.:
    180,000      BB+           Secured Notes, Sinking Fund, 9.000% due 7/15/18 (c).......        174,330
    200,000      BB+           Sr. Notes, 10.500% due 5/15/06............................        204,500
--------------------------------------------------------------------------------------------------------
                                                                                               1,184,818
--------------------------------------------------------------------------------------------------------
ALUMINUM -- 0.1%
                             Kaiser Aluminum & Chemical Corp.:
                               Sr. Notes:
     10,000      B                Series B, 10.875% due 10/15/06.........................          7,850
     75,000      B                Series D, 10.875% due 10/15/06.........................         58,876
     15,000      CCC+          Sr. Sub. Notes, 12.750% due 2/1/03........................         10,275
--------------------------------------------------------------------------------------------------------
                                                                                                  77,001
--------------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR -- 0.3%
                             Tommy Hilfiger USA Inc., Company Guaranteed:
     60,000      BBB-          6.500% due 6/1/03.........................................         51,075
     50,000      BBB-          6.850% due 6/1/08.........................................         37,563
    165,000      B-          Tropical Sportswear International Corp., 11.000% due
                             6/15/08.....................................................        141,076
--------------------------------------------------------------------------------------------------------
                                                                                                 229,714
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR RETAIL -- 0.2%
$    65,000      CCC+        J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                             10/15/07....................................................    $    56,225
    125,000      BB+         Saks Inc., Company Guaranteed, 7.250% due 12/1/04...........         90,626
--------------------------------------------------------------------------------------------------------
                                                                                                 146,851
--------------------------------------------------------------------------------------------------------
AUTO PARTS -- 0.1%
     30,000      B           Collins & Aikman Products, Company Guaranteed, 11.500% due
                             4/15/06.....................................................         23,550
     70,000      B           Hayes Lemmerz International, Inc., Series B, Company
                             Guaranteed,   8.250% due 12/15/08...........................         45,501
--------------------------------------------------------------------------------------------------------
                                                                                                  69,051
--------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
     20,000      B           Young Broadcasting Corp., Sr. Sub. Notes, 11.750% due
                             11/15/04....................................................         20,251
--------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.4%
    190,000      B           Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due
                             2/15/08++...................................................        128,725
    200,000      NR          Atrium Cos. Inc., Sr. Sub. Notes, 10.500% due 5/1/09 (c)....        156,001
--------------------------------------------------------------------------------------------------------
                                                                                                 284,726
--------------------------------------------------------------------------------------------------------
CABLE/SATELLITE TV -- 2.6%
                             Adelphia Communications Corp.:
    135,000      B+            Sr. Discount Notes, Series B, zero coupon bond to yield
                                  11.197% due 1/15/08....................................         52,650
                               Sr. Notes:
     35,000      B+               8.375% due 2/1/08......................................         30,275
    185,000      B+               7.875% due 5/1/09++....................................        151,700
    295,000      B+          Charter Communications Holdings LLC, Sr. Discount Notes,
                               step bond to yield 11.713% due 1/15/10....................        172,575
     70,000      BB-         CSC Holdings, Inc., Sr. Sub. Debentures, 10.500% due
                             5/15/16.....................................................         76,300
                             Echostar DBS Corp., Sr. Notes:
    155,000      B             10.375% due 10/1/07 (c)...................................        153,062
     50,000      B+            9.375% due 2/1/09++.......................................         48,750
    100,000      B+          Insight Midwest, LP, Sr. Notes, 10.500% due 11/1/10 (c).....        104,250
                             NTL Communications Corp., Sr. Notes:
    310,000      B             11.500% due 10/1/08.......................................        275,126
    160,000      B             Series B, step bond to yield 14.426% due 2/1/06...........        140,000
    165,000      Ba2*        Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                             12/1/15.....................................................        183,150
    355,000      B-          United International Holdings, Sr. Discount Notes, Series B,
                               step bond to yield 12.783% due 2/15/08....................        147,325
    600,000      B           United Pan-Europe Communications N.V., Sr. Discount Notes,
                               Series B, step bond to yield 12.500% due 8/1/09...........        186,000
--------------------------------------------------------------------------------------------------------
                                                                                               1,721,163
--------------------------------------------------------------------------------------------------------
CASINOS & GAMING -- 1.3%
    120,000      B           Hollywood Casino Corp., Company Guaranteed, 11.250% due
                             5/1/07......................................................        124,501
     85,000      B+          Horseshoe Gaming Holding Corp., Series B, Company
                               Guaranteed, 8.625% due 5/15/09............................         83,619
    100,000      B           Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                             4/15/09.....................................................         89,000
      2,158      NR          Jazz Casino Co. LLC, Payment-in-kind, Sr. Sub. Notes, 5.867%
                               due 11/15/09..............................................            248

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CASINOS & GAMING -- 1.3% (CONTINUED)
                             Mandalay Resort Group:
$   100,000      BB-           Sr. Sub. Debentures, 7.625% due 7/15/13...................    $    79,500
     35,000      BB-           Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............         34,738
     55,000      BB+         Park Place Entertainment Corp., Sr. Sub. Notes, 8.875% due
                             9/15/08.....................................................         55,825
     60,000      B+          Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10.....         61,875
                             Sun International Hotels, Company Guaranteed:
     80,000      B+            9.000% due 3/15/07........................................         73,600
     70,000      B+            8.625% due 12/15/07.......................................         63,875
    125,000      B-          Trump Atlantic City Associates, Company Guaranteed, 11.250%
                             due 5/1/06++................................................         82,500
    105,000      B-          Venetian Casino Resort LLC, Company Guaranteed, 12.250% due
                             11/15/04....................................................        103,425
--------------------------------------------------------------------------------------------------------
                                                                                                 852,706
--------------------------------------------------------------------------------------------------------
CHEMICALS - MAJOR DIVERSIFIED -- 0.3%
                             Huntsman ICI Chemicals LLC:
     15,000      B+            Company Guaranteed, 10.125% due 7/1/09....................         14,663
    575,000      B+            Sr. Discount Notes, zero coupon to yield 13.067% due
                               12/31/09..................................................        161,001
--------------------------------------------------------------------------------------------------------
                                                                                                 175,664
--------------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.1%
     40,000      B           Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09....         39,701
--------------------------------------------------------------------------------------------------------
COMPUTER PROCESSING HARDWARE -- 0.1%
    100,000      B+          Seagate Technology International, Inc., Company Guaranteed,
                               12.500% due 11/15/07 (c)..................................         95,001
--------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.2%
                             Nortek Inc.;
    135,000      B+            Sr. Notes, Series B, 9.125% due 9/1/07....................        122,513
     35,000      B-            Sr. Sub. Notes, 9.875% due 3/1/04++.......................         32,813
--------------------------------------------------------------------------------------------------------
                                                                                                 155,326
--------------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.1%
     50,000      B           Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10++..........         45,251
--------------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.7%
    130,000      BB          Crown Cork & Seal Co., Inc., Sr. Sub. Notes, 7.125% due
                             9/1/02......................................................         83,200
     60,000      B-          SF Holdings Group, Inc., Sr. Discount Notes, Series B, step
                               bond to yield 18.092% due 3/15/08.........................         24,300
                             Stone Container Corp.:
                               Secured Term Loans:
     62,500      Ba3*             10.188% due 12/31/06...................................         62,500
     62,500      Ba3*             10.375% due 12/31/06...................................         62,500
    135,000      B             Sr. Notes, 11.500% due 8/15/06 (c)........................        140,401
     50,000      B-          Sweetheart Cup Corp., Inc., Sr. Sub. Notes, 10.500% due
                             9/1/03......................................................         42,750
     95,000      B-          Tekni-Plex Inc., Series B, Company Guaranteed, 12.750% due
                             6/15/10.....................................................         76,475
--------------------------------------------------------------------------------------------------------
                                                                                                 492,126
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.9%
$   120,000      B+          Parker Drilling Co., Sr. Notes, 9.750% due 11/15/06.........    $   121,200
    190,000      BB          Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....        200,450
     40,000      Ba3*        R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06............         47,400
    220,000      A-          RBF Finance Co., Sr. Secured Notes, 11.375% due 3/15/09.....        255,201
--------------------------------------------------------------------------------------------------------
                                                                                                 624,251
--------------------------------------------------------------------------------------------------------
DISCOUNT CHAINS -- 0.2%
    155,000      Baa3*       Kmart Corp., Debentures, 12.500% due 3/1/05.................        150,351
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.4%
     65,000      BB          CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07............         67,762
    165,000      Ba3*        Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10
                             (c).........................................................        179,851
--------------------------------------------------------------------------------------------------------
                                                                                                 247,613
--------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.2%
    120,000      BB-         Flextronics International Ltd., Sr. Sub. Notes, 9.875% due
                             7/1/10 (c)++................................................        117,601
--------------------------------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.2%
    165,000      B1*         Amkor Technologies, Inc., Sr. Sub. Notes, 10.500% due
                             5/1/09++....................................................        155,514
--------------------------------------------------------------------------------------------------------
ELECTRONICS/APPLIANCES -- 0.3%
    375,000      Ba3*        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06++............        208,126
--------------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.7%
    170,000      BB-         Integrated Electrical Services Inc., Sr. Sub. Notes, 9.375%
                             due 2/1/09..................................................        152,150
    345,000      B+          Metromedia Fiber Network, Inc., Sr. Notes, 10.000% due
                             11/15/08++..................................................        288,076
--------------------------------------------------------------------------------------------------------
                                                                                                 440,226
--------------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.6%
                             Allied Waste Industries, Inc.:
                               Secured Term Loans:
     19,200      BB               9.313% due 7/21/06.....................................         18,528
      6,000      BB               9.438% due 7/21/06.....................................          5,790
      4,800      BB               9.438% due 7/21/06.....................................          4,632
      4,800      BB               8.750% due 7/21/07.....................................          4,632
      8,400      BB               9.563% due 7/21/07.....................................          8,106
      6,000      BB               9.688% due 7/21/07.....................................          5,790
     16,800      BB               9.688% due 7/21/07.....................................         16,212
                               Series B, Company Guaranteed:
     25,000      BB-              7.875% due 1/1/09......................................         23,313
    265,000      B+               10.000% due 8/1/09++...................................        251,088
     90,000      B+          URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09...............         90,787
--------------------------------------------------------------------------------------------------------
                                                                                                 428,878
--------------------------------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 0.2%
     95,000      BB-         Avis Rent A Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09....        102,839
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATES -- 0.1%
                             Amresco Inc., Sr. Sub. Notes:
$    50,000      CCC-          10.000% due 3/15/04.......................................    $    28,250
     85,000      CCC-          9.875% due 3/15/05........................................         48,026
--------------------------------------------------------------------------------------------------------
                                                                                                  76,276
--------------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 0.9%
                             Aurora Foods Inc., Sr. Sub. Notes:
                               Series B:
    145,000      CCC+             9.875% due 2/15/07.....................................        104,037
     50,000      CCC+             8.750% due 7/1/08......................................         34,875
     30,000      CCC+          Series D, 9.875% due 2/15/07..............................         21,525
    565,000      B-          Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500%
                             due 12/1/08.................................................        368,664
     50,000      B           Fleming Cos., Inc., Series B, Company Guaranteed, 10.625%
                             due 7/31/07.................................................         34,500
     40,000      B           SC International Services Inc., Sr. Sub. Notes, 9.250% due
                             9/1/07......................................................         38,600
--------------------------------------------------------------------------------------------------------
                                                                                                 602,201
--------------------------------------------------------------------------------------------------------
FOODS - SPECIALTY/CANDY -- 0.1%
     50,000      B-          B&G Foods Inc., Sr. Sub. Notes, Company Guaranteed, 9.625%
                             due 8/1/07..................................................         32,376
--------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.3%
    230,000      Caa1*       Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07...        189,751
--------------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.1%
     65,000      B           Falcon Products Inc., Sr. Sub. Notes, 11.375% due 6/15/09...         59,476
--------------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.4%
     65,000      Ba1*        D.R. Horton Inc., Company Guaranteed, 8.000% due 2/1/09.....         58,825
    140,000      BB+         Lennar Corp., Sr. Notes, Series B, Company Guaranteed,
                             9.950% due 5/1/10...........................................        143,501
     75,000      BB          The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10........         72,187
                             Standard Pacific Corp., Sr. Notes:
     10,000      BB            8.500% due 4/1/09.........................................          9,075
     15,000      BB            9.500% due 9/15/10........................................         14,269
--------------------------------------------------------------------------------------------------------
                                                                                                 297,857
--------------------------------------------------------------------------------------------------------
HOTELS/RESORTS/CRUISELINES -- 0.8%
    270,000      Ba3*        Courtyard by Marriott, Sr. Secured Notes, 10.750% due
                             2/1/08......................................................        274,051
     50,000      BB          HMH Properties Inc., Series C, Sr. Notes, 8.450% due
                             12/1/08++...................................................         48,750
                             Intrawest Corp., Sr. Notes:
    125,000      B+            9.750% due 8/15/08........................................        126,250
    120,000      B+            10.500% due 2/1/10........................................        123,300
--------------------------------------------------------------------------------------------------------
                                                                                                 572,351
--------------------------------------------------------------------------------------------------------
INDUSTRIAL MACHINERY -- 0.1%
     60,000      B           Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10....         60,001
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.6%
$    60,000      Caa3*       Cybernet Internet Services International, Inc., Sr. Notes,
                             14.000% due 7/1/09..........................................    $    18,300
    270,000      B           Exodus Communications, Inc., Sr. Notes, 11.625% due 7/15/10
                             (c)++.......................................................        241,651
                             PSINet Inc., Sr. Notes:
     75,000      Caa1*         10.500% due 12/1/06.......................................         19,875
    300,000      Caa1*         Series B, 10.000% due 2/15/05.............................         79,500
    215,000      CCC+        Rhythms NetConnections, Inc., Sr. Discount Notes, Series B,
                               step bond to yield 24.013% due 5/15/08....................         26,875
--------------------------------------------------------------------------------------------------------
                                                                                                 386,201
--------------------------------------------------------------------------------------------------------
MARINE SHIPPING -- 0.3%
    200,000      B-          Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09......        171,001
--------------------------------------------------------------------------------------------------------
MEDICAL/NURSING SERVICES -- 0.2%
                             HEALTHSOUTH Corp.:
     40,000      BBB-          Sr. Notes, 6.875% due 6/15/05.............................         37,750
    115,000      BB+           Sr. Sub. Notes, 10.750% due 10/1/08 (c)++.................        120,895
--------------------------------------------------------------------------------------------------------
                                                                                                 158,645
--------------------------------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES -- 0.3%
    250,000      B-          Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                             11/1/06.....................................................        201,251
--------------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.2%
    150,000      B           Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due
                             12/1/07.....................................................        113,251
     55,000      B           Polymer Group Inc., Sr. Sub. Notes, Series B, Company
                             Guaranteed,   9.000% due 7/1/07.............................         36,575
--------------------------------------------------------------------------------------------------------
                                                                                                 149,826
--------------------------------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.1%
    145,000      B           Premier Parks, Inc., Sr. Discount Notes, step bond to yield
                               11.337% due 4/1/08........................................        100,776
--------------------------------------------------------------------------------------------------------
OIL & GAS PIPELINES -- 0.0%
     20,000      BB-         Leviathan Gas Pipeline Partners, LP, Sr. Sub. Notes, 10.375%
                             due 6/1/09..................................................         21,101
--------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCTION -- 1.5%
                             Belco Oil & Gas Corp., Sr. Sub. Notes:
    200,000      B1*           10.500% due 4/1/06........................................        201,501
    105,000      B1*           8.875% due 9/15/07........................................         98,700
     70,000      CCC-        Belden & Blake Corp., Series B, Company Guaranteed, 9.875%
                             due 6/15/07.................................................         60,900
    125,000      B+          Canadian Forest Oil Corp., Company Guaranteed, 10.500% due
                             1/15/06.....................................................        129,687
     45,000      B+          Chesapeake Energy Corp., Company Guaranteed, 9.625% due
                             5/1/05......................................................         46,519
    100,000      B           Magnum Hunter Resources, Inc., Company Guaranteed, 10.000%
                             due 6/1/07..................................................         97,250
    170,000      B+          Nuevo Energy Corp., Sr. Sub. Notes, 9.500% due 6/1/08.......        172,550
     30,000      B-          Range Resources Corp., Company Guaranteed, 8.750% due
                             1/15/07++...................................................         28,425
    150,000      B           Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07......        152,250
     35,000      BB-         Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due
                             6/30/09.....................................................         37,275
--------------------------------------------------------------------------------------------------------
                                                                                               1,025,057
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
OIL REFINING/MARKETING -- 0.1%
$    55,000      BB-         Clark Oil & Refining Corp., Sr. Notes, 9.500% due 9/15/04...    $    45,651
     70,000      B           Clark USA, Sr. Notes, 10.875% due 12/1/05...................         36,750
--------------------------------------------------------------------------------------------------------
                                                                                                  82,401
--------------------------------------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 0.2%
    115,000      BB          Compagnie Generale de Geophysique S.A., Sr. Notes,
                             10.625% due 11/15/07 (c)....................................        118,451
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - GENERIC -- 0.1%
     85,000      BB          ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05.....         86,701
--------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - OTHER -- 0.1%
     81,000      B+          King Pharmaceuticals, Inc., Sr. Sub. Notes, 10.750% due
                             2/15/09.....................................................         85,861
--------------------------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS -- 0.1%
     45,000      B+          Garden State Newspapers, Sr. Sub. Notes, 8.625% due
                             7/1/11......................................................         40,726
--------------------------------------------------------------------------------------------------------
PULP & PAPER -- 0.9%
    360,000      BBB         Repap New Brunswick, Sr. Secured Notes, 10.625% due
                             4/15/05.....................................................        373,051
                             Riverwood International Corp.:
     50,000      B-            Company Guaranteed, 10.625% due 8/1/07....................         50,250
    155,000      CCC+          Sr. Sub. Notes, 10.875% due 4/1/08........................        140,275
     55,000      Ba3*        SD Warren Co., Debentures, Payment-in-kind, 14.000% due
                             12/15/06....................................................         59,950
--------------------------------------------------------------------------------------------------------
                                                                                                 623,526
--------------------------------------------------------------------------------------------------------
SAVINGS BANKS -- 0.1%
    100,000      B2*         Ocwen Capital Trust I, Jr. Sub. Notes, 10.875% due 8/1/27...         59,501
--------------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.3%
     15,000      B           Fairchild Semiconductor Corp., Sr. Sub. Notes, 10.125% due
                             3/15/07.....................................................         14,025
    205,000      B           SCG Holding & Semiconductor Co., Company Guaranteed,
                             12.000% due 8/1/09..........................................        174,251
--------------------------------------------------------------------------------------------------------
                                                                                                 188,276
--------------------------------------------------------------------------------------------------------
STEEL -- 0.2%
    105,000      B+          WCI Steel, Inc., Sr. Notes, 10.000% due 12/1/04.............         75,076
    120,000      B-          WHX Corp., Sr. Notes, 10.500% due 4/15/05...................         73,800
--------------------------------------------------------------------------------------------------------
                                                                                                 148,876
--------------------------------------------------------------------------------------------------------
STORES - SPECIALTY -- 0.0%
     25,000      B-          Advance Stores Co., Sr. Sub. Notes, Series B, Company
                             Guaranteed,
                             10.250% due 4/15/08.........................................         18,876
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.3%
    300,000      B-          World Access, Inc., Sr. Notes, 13.250% due 1/15/08..........        205,876
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - MAJOR -- 0.0%
     40,000      B3*         USA Mobile Communications Holdings, Inc., Sr. Notes, 9.500%
                             due 2/1/04..................................................         23,401
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 1.9%
$    15,000      B           360Networks Inc., Sr. Notes, 13.000% due 5/1/08.............    $    12,075
     85,000      B+          Call-Net Enterprises, Inc., Sr. Notes, 9.375% due 5/15/09...         36,975
    165,000      B-          Focal Communications Corp., Sr. Discount Notes, Series B,
                               step bond to yield 13.430% due 2/15/08....................         70,125
    190,000      BB          Global Crossing Holding Ltd., Company Guaranteed, 9.500% due
                             11/15/09....................................................        180,501
     50,000      B-          GT Group Telecom Inc., Sr. Discount Notes, step bond to
                               yield 13.250% due 2/1/10..................................         16,750
    245,000      CCC+        Hermes Europe Railtel B.V., Sr. Notes, 10.375% due
                             1/15/09.....................................................        101,675
    335,000      B           Level 3 Communications, Inc., Sr. Discount Notes,
                               step bond to yield 12.875% due 3/15/10....................        157,450
     65,000      CCC+        Madison River Capital LLC, Sr. Notes, 13.250% due 3/1/10....         42,575
                             McLeodUSA Inc.:
     35,000      B+            Sr. Discount Notes, step bond to yield 11.216% due
                               3/1/07....................................................         29,225
     30,000      B+            Sr. Notes, 8.125% due 2/15/09++...........................         25,875
    155,000      B-          MGC Communications, Inc., Sr. Notes, 13.000% due 4/1/10++...         69,750
    220,000      B           NEXTLINK Communications, Inc., Sr. Discount Notes,
                               step bond to yield 12.066% due 6/1/09.....................        106,700
    180,000      B-          Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09++.........        161,100
    165,000      B2*         Time Warner Telecom Inc., Sr. Notes, 9.750% due 7/15/08.....        152,625
    100,000      B-          Versatel Telecom B.V., Sr. Notes, 13.250% due 5/15/08.......         62,500
    220,000      B-          Viatel Inc., Sr. Discount Notes, step bond to yield 29.550%
                             due 4/15/08.................................................         34,100
--------------------------------------------------------------------------------------------------------
                                                                                               1,260,001
--------------------------------------------------------------------------------------------------------
TEXTILES -- 0.1%
    110,000      BB-         WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05.......         82,501
--------------------------------------------------------------------------------------------------------
TOBACCO -- 0.2%
    160,000      BB          Standard Commercial Corp., Company Guaranteed, 8.875% due
                             8/1/05......................................................        129,001
--------------------------------------------------------------------------------------------------------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.2%
    135,000      B           Columbus McKinnon Corp., Sr. Sub. Notes, 8.500% due
                             4/1/08......................................................        106,988
--------------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTORS -- 0.1%
     60,000      B           Buhrman U.S. Inc., Company Guaranteed, 12.250% due
                             11/1/09.....................................................         60,601
--------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 2.3%
                             AirGate PCS, Inc.:
      5,000      Caa1*         Sr. Sub. Discount Notes, step bond to yield 13.548% to
                               10/1/09...................................................          2,875
    120,000      NR            Step bond to yield 13.255% due 10/1/09 (d)................         78,600
     45,000      Caa1*       Alamosa PCS Holdings, Inc., Sr. Discount Notes, Company
                               Guaranteed, step bond to yield 14.290% due 2/15/10........         21,150
     70,000      B-          Centennial Cellular, Sr. Sub. Notes, 10.750% due
                             12/15/08++..................................................         66,150
                             Crown Castle International Corp.:
    110,000      B             Sr. Discount Notes, step bond to yield 11.601% due
                               5/15/11...................................................         74,525
    160,000      B             Sr. Notes, 10.750% due 8/1/11++...........................        167,201
     55,000      B           Dobson Communications Corp., Sr. Notes, 10.875% due
                             7/1/10++....................................................         54,450
     55,000      B3*         Dobson/Sygnet Communications Corp., Sr. Notes, 12.250% due
                             12/15/08++..................................................         54,450
     40,000      NR          Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                               14.000% due 10/1/10 (c)(d)................................         16,600
     50,000      B-          Millicom International Cellular S.A., Sr. Discount Notes,
                             step bond to yield 15.950% due 6/1/06.......................         39,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING(b)                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
                                  WIRELESS TELECOMMUNICATIONS -- 2.3% (CONTINUED)
                             Nextel Communications:
                               Sr. Discount Notes:
$    25,000      B1*              Step bond to yield 10.858% due 9/15/07.................    $    19,812
    290,000      B1*              Step bond to yield 10.593% due 2/15/08.................        212,426
     80,000      B1*           Sr. Notes, 9.375% due 11/15/09............................         74,800
    360,000      B-          Spectrasite Holdings, Inc., Sr. Discount Notes, step bond to
                               yield 11.250% due 4/15/09.................................        198,001
     45,000      B3*         TeleCorp PCS Inc., Sr. Sub. Notes, Company Guaranteed,
                               10.625% due 7/15/10.......................................         45,900
    215,000      CCC+        Telesystems International Wireless, Sr. Discount Notes,
                               Series C, step bond to yield 11.952% due 11/1/07..........         88,150
     70,000      CCC+        U.S. Unwired Inc., Sr. Sub. Discount Notes, Series B,
                               Company Guaranteed, step bond to yield 13.508% due
                               11/1/09...................................................         32,200
                             VoiceStream Wireless Corp.:
    132,000      B+            Secured Term Loan, 9.640% due 2/25/09.....................        130,350
     55,000      B2*           Sr. Discount Notes, step bond to yield 11.875% due
                               11/15/09..................................................         40,425
     64,475      B2*           Sr. Notes, 10.375% due 11/15/09...........................         69,391
    175,000      B-          Winstar Communications, Inc., Sr. Discount Notes, step bond
                               to yield 17.172% due 4/15/10..............................         49,875
--------------------------------------------------------------------------------------------------------
                                                                                               1,536,831
--------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS & NOTES (Cost -- $19,536,881).........     17,340,630
--------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.2%
--------------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.0%
     10,000      B-          Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04..........          8,650
--------------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
     75,000      B-          Total Renal Care, Sub. Notes, 7.000% due 5/15/09............         62,719
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.1%
     70,000      B-          At Home Corp., Sub. Notes, 4.750% due 12/15/06..............         35,787
--------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $110,931)........        107,156
--------------------------------------------------------------------------------------------------------
  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.2%
      1,750                  Fresenius Medical Care Preferred Capital Trust, 9.000%......        168,437
--------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
          6                  Dobson Communications Corp., Payment-in-kind, 13.000%.......            562
--------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK(Cost -- $179,163).....................        168,999
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                               SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
--------------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         12                  SF Holdings Group, Inc., Class C (e)........................    $         0
--------------------------------------------------------------------------------------------------------
SPECIALTY TELECOMMUNICATIONS -- 0.0%
      5,226                  Tele1 Europe Holding AB-ADR (e).............................         24,171
--------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCK (Cost -- $7,400).........................         24,171
--------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        150                  Australis Holdings, Expire 10/30/01 (c)(e)..................              0
        450                  UIH Australia, Expire 5/15/06 (e)...........................            450
--------------------------------------------------------------------------------------------------------
                                                                                                     450
--------------------------------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.0%
         60                  Merrill Corp., Expire 5/1/09 (e)............................              6
--------------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.0%
         50                  Jostens Inc., Class E, Expire 5/1/10 (e)....................          1,006
--------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.0%
         60                  Cybernet Internet Services International, Inc., Expire
                             7/1/09 (c)(e)...............................................            450
        125                  Splitrock Service, Expire 7/15/08 (e).......................         16,375
        225                  WAM!NET Inc., Expire 3/1/05 (e).............................          2,616
--------------------------------------------------------------------------------------------------------
                                                                                                  19,441
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY  -- 0.0%
         50                  GT Group Telecom Inc., Expire 2/1/10 (c)(e).................          2,200
        150                  RSL Communications Ltd., Expire 11/15/06 (e)................             94
--------------------------------------------------------------------------------------------------------
                                                                                                   2,294
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - WIRELESS -- 0.0%
        100                  Iridium World Communications, Expire 7/15/05 (c)(e).........              1
--------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS (Cost -- $12,285)............................         23,198
--------------------------------------------------------------------------------------------------------
                             TOTAL HIGH YIELD SECTOR (Cost -- $19,846,660)...............     17,664,154
--------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT+                                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 16.9%
---------------------------------------------------------------------------------------------------------
BONDS -- 16.9%
---------------------------------------------------------------------------------------------------------
BELGIUM -- 0.1%
    100,000   (EUR)           Flag Telecom Holdings Ltd., 11.625% due 3/30/10 (c).........         70,417
---------------------------------------------------------------------------------------------------------
CANADA -- 0.4%
    300,000                   KFW International Finance, 9.500% due 5/13/02...............        209,650
    140,000                   Microcell Telecommunications Inc., Sr. Discount Notes,
                                Series B, step bond to yield 16.497% due 10/15/07.........         65,712
---------------------------------------------------------------------------------------------------------
                                                                                                  275,362
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT+                                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
DENMARK -- 3.2%
 17,500,000                   Kingdom of Denmark, 4.000% due 3/15/02......................    $ 2,174,870
---------------------------------------------------------------------------------------------------------
FRANCE -- 2.9%
  2,000,000   (EUR)           Government of France, 5.500% due 4/25/10....................      1,947,272
---------------------------------------------------------------------------------------------------------
GERMANY -- 2.7%
  2,000,000   (EUR)           Bundesobligation, 3.250% due 2/17/04........................      1,809,066
---------------------------------------------------------------------------------------------------------
NEW ZEALAND -- 1.0%
  1,500,000                   New Zealand Government, 5.500% due 4/15/03..................        655,171
---------------------------------------------------------------------------------------------------------
SWEDEN -- 1.6%
 10,000,000                   Swedish Government, 5.500% due 4/12/02......................      1,075,431
---------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 4.8%
    500,000                   European Investment Bank, 7.000% due 12/8/03................        773,105
    500,000                   Inter-American Development Bank, 7.125% due 11/26/04........        782,419
     75,000   (EUR)           Jazztel PLC, 13.250% due 12/15/09 (c).......................         47,180
    100,000                   Telewest Communication PLC, Sr. Discount Notes, step bond to
                                yield 17.382% due 4/15/09.................................         70,821
  1,000,000                   U.K. Treasury, 6.500% due 12/7/03...........................      1,544,896
---------------------------------------------------------------------------------------------------------
                                                                                                3,218,421
---------------------------------------------------------------------------------------------------------
UNITED STATES -- 0.2%
    175,000   (EUR)           Level 3 Communications, 11.250% due 3/15/10 (c).............        144,590
---------------------------------------------------------------------------------------------------------
                              TOTAL INTERNATIONAL SECTOR (Cost -- $11,825,437)............     11,370,600
---------------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                                SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.3%
$ 6,257,000                   CIBC Oppenheimer Corp., 5.750% due 1/2/01; Proceeds at
                                maturity -- $6,260,998; (Fully collateralized by U.S.
                                Treasury Notes, 5.625% due 5/15/01; Market value
                                -- $6,383,441) (Cost -- $6,257,000).......................      6,257,000
---------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS -- 100% (Cost -- $69,529,497**)...........    $67,480,063
---------------------------------------------------------------------------------------------------------

(a)   Security is segregated for open forward foreign currency
      contracts.
(b)   All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by
      Moody's Investors Service, Inc.
(c)   Security is exempt from registration under Rule 144A of the
      Securities Act of 1933. This security may be resold in
      transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Security issued with attached warrants.
(e)   Non-income producing security.
 ++   All or a portion of this security is on loan (See Note 16).
 +    Face amount represents local currency, unless otherwise
      indicated.
 **   Aggregate cost for Federal income tax purposes is
      substantially the same.
      See page 49 for definition of ratings.
      Currency Abbreviation:
      ------------------------
      EUR -- European Currency Unit.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                            EQUITY INCOME PORTFOLIO

 SHARES                                             SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
-----------------------------------------------------------------------------------------------------
GAS --18.8%
  11,550                  The Coastal Corp. ..........................................    $ 1,020,009
  13,400                  Southwest Gas Corp. ........................................        293,125
  29,200                  Williams Cos., Inc. ........................................      1,166,175
-----------------------------------------------------------------------------------------------------
                                                                                            2,479,309
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.8%
   7,722                  AT&T Corp. .................................................        133,687
     350                  AT&T Wireless Group+........................................          6,059
  14,350                  SBC Communications Inc. ....................................        685,213
   9,250                  Verizon Communications Inc. ................................        463,656
  18,750                  WorldCom, Inc.+.............................................        262,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,551,115
-----------------------------------------------------------------------------------------------------
UTILITIES -- 63.3%
  23,900                  Cinergy Corp. ..............................................        839,487
  12,559                  Dominion Resources, Inc. ...................................        841,453
  29,100                  DQE, Inc. ..................................................        953,025
  18,950                  Energen Corp. ..............................................        609,953
   8,400                  Energy East Corp. ..........................................        165,375
  21,175                  Exelon Corp. ...............................................      1,486,697
  13,700                  FirstEnergy Corp. ..........................................        432,406
  18,950                  The Montana Power Co. ......................................        393,213
  14,400                  National Fuel Gas Co. ......................................        906,300
  17,800                  Niagara Mohawk Power Co.+...................................        297,038
  17,607                  NSTAR.......................................................        754,900
  13,800                  Pinnacle West Capital Co. ..................................        657,225
-----------------------------------------------------------------------------------------------------
                                                                                            8,337,072
-----------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $8,221,191).....................     12,367,496
-----------------------------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING++                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 6.1%
$300,000      A1*       Kentucky Utilities Co., First Mortgage Notes, 8.550% due
                          5/15/27...................................................        312,000
                        New York State Electric & Gas Corp., First Mortgage Notes:
 250,000      A           8.300% due 12/15/22.......................................        256,875
 250,000      A           7.450% due 7/15/23........................................        240,000
---------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS & NOTES (Cost -- $800,204)............        808,875
---------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $9,021,395**)............    $13,176,371
---------------------------------------------------------------------------------------------------

 +    Non-income producing security.
 ++   All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by
      Moody's Investors Service, Inc.
 **   Aggregate cost for Federal income tax purposes is
      substantially the same.
      See page 49 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK -- 96.5%
---------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 3.2%
     16,936      Air Products & Chemicals, Inc. .............................    $    694,376
     24,520      Alcan Aluminum Ltd. ........................................         838,278
     63,828      Alcoa, Inc. ................................................       2,138,237
      6,068      Allegheny Technologies, Inc. ...............................          96,330
     14,866      Allied Waste Industries, Inc.+..............................         216,486
      8,257      Avery Dennison Corp. .......................................         453,103
     29,225      Barrick Gold Corp. .........................................         478,706
      3,989      Bemis, Inc. ................................................         133,881
      4,134      Boise Cascade Corp. ........................................         139,006
     49,932      Dow Chemical Co. ...........................................       1,828,760
     76,544      E.I. du Pont de Nemours & Co. ..............................       3,698,032
      9,351      Engelhard Corp. ............................................         190,527
      2,228      FMC Corp.+..................................................         159,720
     11,576      Freeport-McMoRan Copper & Gold, Inc., Class B Shares+.......          99,120
     20,440      Georgia-Pacific Corp. ......................................         636,195
      3,694      Great Lakes Chemical Corp. .................................         137,371
      7,822      Hercules, Inc. .............................................         149,107
     19,732      Homestake Mining Co. .......................................          82,628
     13,432      Inco Ltd.+..................................................         225,120
     35,550      International Paper Co. ....................................       1,450,884
      6,354      ITT Industries, Inc. .......................................         246,218
     39,566      Kimberly-Clark Corp. .......................................       2,796,921
      7,717      Louisiana Pacific Corp. ....................................          78,135
     20,788      Maxim Integrated Products, Inc.+............................         993,926
      7,508      The Mead Corp. .............................................         235,564
     14,436      Molex, Inc. ................................................         512,478
     12,171      Newmont Mining Corp. .......................................         207,668
      5,866      Nucor Corp. ................................................         232,807
      5,821      Phelps Dodge Corp. .........................................         324,885
     23,917      Placer Dome, Inc. ..........................................         230,201
      2,014      Potlatch Corp. .............................................          67,595
     12,713      PPG Industries, Inc. .......................................         588,771
     11,565      Praxair, Inc. ..............................................         513,197
      8,473      Quintiles Transnational Corp.+..............................         177,403
     15,858      Rohm & Haas Co. ............................................         575,844
      5,997      Sigma-Aldrich Corp. ........................................         235,757
     13,500      Starwood Hotels & Resorts Worldwide, Inc. ..................         475,875
      9,792      Union Carbide Corp. ........................................         526,932
     34,392      United Technologies Corp. ..................................       2,704,071
      6,264      USX-U.S. Steel Group........................................         112,752
     45,597      Waste Management, Inc. .....................................       1,265,317
      7,235      Westvaco Corp. .............................................         211,172
     16,218      Weyerhaeuser Co. ...........................................         823,063
      8,103      Willamette Industries, Inc. ................................         380,335
      5,906      Worthington Industries, Inc. ...............................          47,617
---------------------------------------------------------------------------------------------
                                                                                   28,410,371
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
BUILDING MATERIALS -- 0.0%
      7,456      Vulcan Materials Co. .......................................    $    356,956
---------------------------------------------------------------------------------------------
CAPITAL GOODS -- 6.4%
      7,517      The B.F. Goodrich Co. ......................................         273,430
     65,975      Boeing Co. .................................................       4,354,350
      1,644      Briggs & Stratton Corp. ....................................          72,953
     25,535      Caterpillar, Inc. ..........................................       1,208,124
      4,272      Centex Corp. ...............................................         160,467
      6,795      Cooper Industries, Inc. ....................................         312,145
      4,418      Crane Co. ..................................................         125,637
      3,139      Cummins Engine, Inc. .......................................         119,085
     10,995      Dana Corp. .................................................         168,361
     10,382      Danaher Corp. ..............................................         709,869
     17,163      Deere & Co. ................................................         786,279
     41,255      Delphi Automotive Systems Corp. ............................         464,119
     14,920      Dover Corp. ................................................         605,192
      5,338      Eaton Corp. ................................................         401,351
     31,369      Emerson Electric Co. .......................................       2,472,269
      5,446      Fluor Corp. ................................................         180,058
     14,562      General Dynamics Corp. .....................................       1,135,836
    728,080      General Electric Co.++......................................      34,902,335
     22,196      Illinois Tool Works, Inc. ..................................       1,322,049
     11,725      Ingersoll-Rand Co. .........................................         490,984
      6,271      Johnson Controls, Inc. .....................................         326,092
      3,413      Kaufman & Broad Home Corp. .................................         114,975
     31,514      Lockheed Martin Corp. ......................................       1,069,900
      4,362      Navistar International Corp.+...............................         114,229
      5,308      Northrop Grumman Corp. .....................................         440,564
      5,733      PACCAR, Inc. ...............................................         282,350
      8,247      Parker Hannifin Corp. ......................................         363,899
      5,404      Power-One, Inc.+............................................         212,445
      5,363      Progressive Corp. ..........................................         555,740
     24,939      Raytheon Corp., Class B Shares..............................         774,668
     13,724      Rockwell International Corp. ...............................         653,605
      6,274      Stanley Works...............................................         195,670
     10,474      Textron, Inc. ..............................................         487,041
     12,808      Thermo Electron Corp.+......................................         381,038
      4,423      Thomas & Betts Corp. .......................................          71,597
      4,604      Timken Co. .................................................          69,636
      9,015      TRW, Inc. ..................................................         349,331
---------------------------------------------------------------------------------------------
                                                                                   56,727,673
---------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.6%
      6,018      The Black & Decker Corp. ...................................         236,206
      5,530      Cooper Tire & Rubber Co. ...................................          58,756
     64,805      Corning, Inc. ..............................................       3,422,514
    139,094      Ford Motor Co. .............................................       3,260,016
     39,392      General Motors Corp. .......................................       2,006,530
     12,781      Genuine Parts Co. ..........................................         334,702

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.6% (CONTINUED)
     11,318      Goodyear Tire & Rubber Co. .................................    $    260,201
     14,587      Leggett & Platt, Inc. ......................................         276,241
     33,690      Masco Corp. ................................................         865,411
      5,871      Maytag Corp. ...............................................         189,707
     19,732      Newell Rubbermaid, Inc. ....................................         448,903
      3,059      Pulte Corp. ................................................         129,051
     30,640      Siebel Systems, Inc.+.......................................       2,072,030
      4,361      Snap-On, Inc. ..............................................         121,562
      7,190      Tektronix, Inc. ............................................         242,213
     10,565      Tiffany & Co. ..............................................         334,118
      9,879      Visteon Corp. ..............................................         113,609
      5,160      Whirlpool Corp. ............................................         246,067
---------------------------------------------------------------------------------------------
                                                                                   14,617,837
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.0%
      2,730      Adolph Coors Co., Class B Shares............................         219,253
     66,591      Anheuser-Busch Cos., Inc. ..................................       3,029,891
     46,413      Archer-Daniels-Midland Co. .................................         696,195
      9,405      AutoZone, Inc.+.............................................         268,042
     17,464      Avon Products, Inc. ........................................         836,089
      2,180      Ball Corp. .................................................         100,416
     20,885      Bed Bath & Beyond Inc.+.....................................         467,302
     15,157      Best Buy Co., Inc.+.........................................         448,078
      4,968      Brown-Forman Corp., Class B Shares..........................         330,372
     31,007      Campbell Soup Co. ..........................................       1,073,617
     17,153      Clorox Co. .................................................         608,932
    182,084      The Coca Cola Co. ..........................................      11,095,743
     30,519      Coca Cola Enterprises, Inc. ................................         579,861
     42,278      Colgate Palmolive Co. ......................................       2,729,044
     39,096      ConAgra Foods, Inc. ........................................       1,016,496
      5,548      Eastman Chemical Co. .......................................         270,465
     22,667      Eastman Kodak Co. ..........................................         892,513
     11,525      Fortune Brands, Inc. .......................................         345,750
     20,872      General Mills, Inc. ........................................         930,109
     77,417      Gillette Co. ...............................................       2,796,689
     12,822      Hasbro, Inc. ...............................................         136,233
      9,997      Hershey Foods Corp. ........................................         643,557
     25,604      H.J. Heinz Co. .............................................       1,214,589
      7,494      International Flavors & Fragrances, Inc. ...................         152,222
     29,815      Kellogg Co. ................................................         782,643
      3,936      Liz Claiborne, Inc. ........................................         163,836
     31,061      Mattel, Inc. ...............................................         448,520
     97,191      McDonald's Corp. ...........................................       3,304,494
     29,020      Minnesota Mining & Manufacturing Co. .......................       3,496,910
     19,765      NIKE Inc., Class B Shares...................................       1,103,134
     22,262      Office Depot, Inc.+.........................................         158,617
    106,074      PepsiCo, Inc. ..............................................       5,257,293
    165,593      Philip Morris Cos., Inc. ...................................       7,286,092

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 8.0% (CONTINUED)
     96,180      The Procter & Gamble Co. ...................................    $  7,544,119
      9,779      Quaker Oats Co. ............................................         952,230
     22,403      Ralston Purina Group........................................         585,278
      4,336      Reebok International Ltd.+..................................         118,546
     63,905      Sara Lee Corp. .............................................       1,569,667
     12,058      The Sherwin Williams Co. ...................................         317,276
     13,664      Starbucks Corp.+............................................         604,632
     67,065      Target Corp. ...............................................       2,162,846
     10,694      Tricon Global Restaurants, Inc.+............................         352,902
      4,052      Tupperware Corp. ...........................................          82,813
     42,068      Unilever NV, NY Shares......................................       2,647,655
     12,058      UST, Inc. ..................................................         338,378
      8,575      VF Corp. ...................................................         310,758
      8,390      Wm. Wrigley Jr. Co. ........................................         803,867
---------------------------------------------------------------------------------------------
                                                                                   71,273,964
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.4%
      3,960      Alberto Culver Co., Class B Shares..........................         169,538
     31,233      Albertsons, Inc. ...........................................         827,675
    169,688      America Online, Inc.+.......................................       5,905,142
      4,753      American Greetings Corp., Class A Shares....................          44,856
     46,099      Automatic Data Processing, Inc. ............................       2,918,643
      6,532      Brunswick Corp. ............................................         107,370
     43,410      Carnival Corp. .............................................       1,337,570
     53,358      Cendant Corp.+..............................................         513,571
     10,431      CenturyTel, Inc. ...........................................         372,908
     14,969      Circuit City Stores, Inc. ..................................         172,143
     43,067      Clear Channel Communications, Inc.+.........................       2,086,058
     66,588      Comcast Corp., Class A Shares+..............................       2,780,049
      8,512      Consolidated Stores Corp.+..................................          90,440
     11,376      Convergys, Corp.+...........................................         515,475
     32,777      Costco Cos., Inc.+..........................................       1,309,031
     28,663      CVS Corp. ..................................................       1,717,989
      8,967      Darden Restaurants, Inc. ...................................         205,120
      5,375      Deluxe Corp. ...............................................         135,826
      7,235      Dillard Department Stores, Inc., Class A Shares.............          85,463
     24,319      Dollar General Corp. .......................................         459,021
      6,484      Dow Jones & Co. Inc. .......................................         367,157
      5,790      Dun & Bradstreet Corp.+.....................................         149,816
      9,335      Ecolab, Inc. ...............................................         403,155
     83,025      Eli Lilly & Co. ............................................       7,726,514
     10,460      Equifax, Inc. ..............................................         300,071
     15,366      Federated Department Stores, Inc.+..........................         537,810
     20,839      Fedex Corp.+................................................         832,726
     19,360      Gannett, Inc. ..............................................       1,220,890
     62,493      The Gap, Inc. ..............................................       1,593,572
      5,326      Harcourt General, Inc. .....................................         304,647
      8,669      Harrah's Entertainment, Inc.+...............................         228,645

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 11.4% (CONTINUED)
     27,475      Hilton Hotels Corp. ........................................    $    288,488
    170,276      Home Depot, Inc. ...........................................       7,779,485
     22,670      The Interpublic Group of Cos., Inc. ........................         964,892
     18,992      J.C. Penney Co. ............................................         206,538
     35,405      Kmart Corp.+................................................         188,089
      5,485      Knight Ridder, Inc. ........................................         311,959
     24,314      Kohls Corp.+................................................       1,483,154
     60,681      Kroger Co.+.................................................       1,642,179
     31,782      The Limited, Inc. ..........................................         542,280
      2,713      Longs Drug Stores Corp. ....................................          65,451
     28,208      Lowe's Cos., Inc. ..........................................       1,255,256
     17,694      Marriott International, Inc. ...............................         747,572
     21,864      May Department Stores Co. ..................................         716,046
     14,319      McGraw Hill Cos., Inc. .....................................         839,451
      3,718      Meredith Corp. .............................................         119,673
     17,848      Moody's Corp. ..............................................         458,471
      2,810      National Service Industries, Inc. ..........................          72,182
     12,194      New York Times Co., Class A Shares..........................         488,522
      9,489      Nordstrom, Inc. ............................................         172,581
     13,048      Omnicom Group, Inc. ........................................       1,081,353
     27,302      Paycheck Inc. ..............................................       1,327,559
      9,066      R.R. Donnelley & Sons Co. ..................................         244,782
     13,657      RadioShack Corp. ...........................................         584,690
     13,200      Robert Half International Inc.+.............................         349,800
      9,627      Sabre Holdings Corp.+.......................................         415,164
     36,626      Safeway, Inc.+..............................................       2,289,125
      6,175      Sealed Air Corp.+...........................................         188,338
     25,156      Sears, Roebuck & Co. .......................................         874,171
     33,273      Staples, Inc.+..............................................         393,037
      9,769      SUPERVALU, Inc. ............................................         135,545
     49,114      SYSCO Corp. ................................................       1,473,420
      3,796      Temple Inland, Inc. ........................................         203,561
     97,253      Time Warner, Inc. ..........................................       5,080,497
     21,581      TJX Cos., Inc. .............................................         598,873
     14,754      Toys 'R' Us, Inc.+..........................................         246,207
     22,701      Tribune Co. ................................................         959,117
     19,445      TXU Corp. ..................................................         861,657
      4,952      USAirways Group, Inc.+......................................         200,866
    111,493      Viacom, Inc., Non-Voting Shares+............................       5,212,298
      6,858      W.W. Grainger, Inc. ........................................         250,317
     74,288      Walgreen Co. ...............................................       3,106,167
    328,286      Wal-Mart Stores, Inc. ......................................      17,440,194
    153,197      Walt Disney Co. ............................................       4,433,138
      8,165      Wendy's International, Inc. ................................         214,331
     10,478      Winn Dixie Stores, Inc. ....................................         203,011
---------------------------------------------------------------------------------------------
                                                                                  102,128,378
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
ENERGY -- 8.5%
     33,582      AES Corp.+..................................................    $  1,859,603
      8,200      Allegheny Energy, Inc. .....................................         395,138
      6,663      Amerada Hess Corp. .........................................         486,815
     14,260      American Power Conversion Corp.+............................         176,468
     17,868      Anadarko Petroleum Corp. ...................................       1,270,057
      9,044      Apache Corp. ...............................................         633,645
      5,107      Ashland, Inc. ..............................................         183,290
     24,201      Baker Hughes, Inc. .........................................       1,005,854
     15,841      Burlington Resources, Inc. .................................         799,971
     19,400      Calpine Corp.+..............................................         874,213
     47,940      Chevron Corp. ..............................................       4,047,934
     11,732      Cinergy Corp. ..............................................         412,087
     15,783      Coastal Corp. ..............................................       1,393,836
     45,822      Conoco, Inc., Class B Shares................................       1,325,974
     10,921      Constellation Energy Group..................................         492,128
      9,361      Devon Energy Corp. .........................................         570,740
     22,777      Dynegy Inc. ................................................       1,276,936
     23,852      Edison International........................................         372,688
     17,015      El Paso Energy Co. .........................................       1,218,699
     54,361      Enron Corp. ................................................       4,518,758
      8,900      EOG Resources Inc. .........................................         486,719
     23,788      Exelon Corp. ...............................................       1,670,155
    256,144      Exxon Mobil Corp.++.........................................      22,268,519
     16,940      First Energy Corp. .........................................         534,669
     32,807      Halliburton Co. ............................................       1,189,254
      6,890      Kerr McGee Corp. ...........................................         461,199
      9,979      KeySpan Corp. ..............................................         422,860
      8,400      Kinder Morgan Inc. .........................................         438,375
     22,847      LSI Logic Corp.+............................................         390,455
      4,494      McDermott International, Inc. ..............................          48,311
     10,819      Nabors Industries Inc.+.....................................         639,944
     14,027      NiSource, Inc. .............................................         431,330
     27,302      Occidental Petroleum Corp. .................................         662,074
     12,194      Pactiv Corp.+...............................................         150,901
     18,712      Phillips Petroleum Co. .....................................       1,064,245
      7,209      Progress Energy, Inc. - CVO+................................           3,244
     11,622      Progress Energy, Inc. ......................................         571,657
      6,778      Rowan Cos., Inc.+...........................................         183,006
    157,598      Royal Dutch Petroleum Co. ..................................       9,544,529
      8,682      Sapient Corp.+..............................................         103,641
     41,884      Schlumberger Ltd. ..........................................       3,348,102
     15,016      Sempra Energy...............................................         349,122
      6,291      Sunoco Inc. ................................................         211,928
     40,497      Texaco, Inc. ...............................................       2,515,876
     10,518      Tosco Corp. ................................................         356,955
     15,544      Transocean Sedco Forex, Inc. ...............................         715,024
     17,861      Unocal Corp. ...............................................         690,997
     22,952      USX-Marathon Group..........................................         636,918

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
ENERGY -- 8.5% (CONTINUED)
     32,557      Williams Cos., Inc. ........................................    $  1,300,245
     25,105      Xcel Energy, Inc. ..........................................         729,614
---------------------------------------------------------------------------------------------
                                                                                   75,434,702
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.8%
     10,412      Aetna, Inc.+................................................         427,543
     19,534      AFLAC, Inc. ................................................       1,410,111
     54,045      Allstate Corp. .............................................       2,354,335
      8,250      Ambac Financial Group, Inc. ................................         481,078
     97,839      American Express Co. .......................................       5,375,030
     18,611      American General Corp. .....................................       1,516,797
    170,115      American International Group, Inc. .........................      16,766,960
     27,663      AmSouth Bancorporation......................................         421,861
     54,262      Bank of New York Co., Inc. .................................       2,994,584
     84,870      Bank One Corp. .............................................       3,108,364
    120,719      BankAmerica Corp. ..........................................       5,537,984
     29,493      BB&T Corp. .................................................       1,100,458
      7,968      Bear Stearns & Co. .........................................         403,878
     14,357      Capital One Financial Corp. ................................         944,870
    101,549      Charles Schwab Corp. .......................................       2,881,453
     15,609      Charter One Financial, Inc. ................................         450,709
     96,166      Chase Manhattan Corp.+*.....................................       4,369,543
     12,897      Chubb Corp. ................................................       1,115,591
     11,554      CIGNA Corp. ................................................       1,528,594
     11,828      Cincinnati Financial Corp. .................................         467,945
     19,538      The CIT Group, Inc. ........................................         393,202
    369,924      Citigroup Inc. .............................................      18,889,244
     11,518      Comerica, Inc. .............................................         683,881
     23,465      Conseco, Inc. ..............................................         309,445
      8,290      Countrywide Credit Industries, Inc. ........................         416,573
     74,061      Fannie Mae..................................................       6,424,792
     34,108      Fifth Third Bancorp.........................................       2,037,953
     29,717      First Data Corp. ...........................................       1,565,714
     72,350      First Union Corp. ..........................................       2,012,234
     70,610      Firstar, Corp. .............................................       1,641,683
     66,386      FleetBoston Financial Corp. ................................       2,493,624
     17,908      Franklin Resources Inc. ....................................         682,295
     51,090      Freddie Mac.................................................       3,518,824
     11,639      Golden West Financial Corp. of Delaware.....................         785,633
      6,613      H&R Block, Inc. ............................................         273,613
     16,515      Hartford Financial Services Group, Inc. ....................       1,166,372
     34,735      Household International Inc. ...............................       1,910,425
     18,429      Huntington Bancshares.......................................         298,319
     11,716      J.P. Morgan & Co., Inc.*....................................       1,938,998
      7,533      Jefferson Pilot Corp. ......................................         563,092
     31,473      KeyCorp.....................................................         881,244
     17,798      Lehman Brothers Holding, Inc. ..............................       1,203,589
     14,041      Lincoln National Corp. .....................................         664,315

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.8% (CONTINUED)
      7,246      Loews Corp. ................................................    $    750,414
     19,932      Marsh & McLennan Cos., Inc. ................................       2,332,044
      7,255      MBIA, Inc. .................................................         537,777
     62,663      MBNA Corp. .................................................       2,314,615
     35,853      Mellon Financial Corp. .....................................       1,763,519
     59,044      Merrill Lynch & Co., Inc. ..................................       4,026,063
     53,100      MetLife, Inc. ..............................................       1,858,500
      7,845      MGIC Investment Corp. ......................................         529,047
     82,702      Morgan Stanley Dean Witter & Co. ...........................       6,554,134
     44,875      National City Corp. ........................................       1,290,156
     16,280      Northern Trust Corp. .......................................       1,327,838
     10,029      Old Kent Financial Corp. ...................................         438,769
     21,186      PNC Financial Services Group................................       1,547,902
     20,988      Providian Corp. ............................................       1,206,810
     16,175      Regions Financial Corp. ....................................         441,779
      9,212      SAFECO Corp. ...............................................         302,845
     12,360      SouthTrust Corp. ...........................................         502,898
     16,340      St. Paul Cos., Inc. ........................................         887,466
     11,881      State Street Corp. .........................................       1,475,739
     15,312      Stilwell Financial, Inc. ...................................         603,867
     12,752      Summit BanCorp..............................................         486,967
     21,985      SunTrust Bank, Inc. ........................................       1,385,055
     20,990      Synovus Financial Corp. ....................................         565,418
      8,859      T. Rowe Price Group Inc. ...................................         374,431
      9,287      Torchmark Corp. ............................................         356,969
    128,785      Tyco International Ltd. ....................................       7,147,568
     54,664      U.S. BanCorp of Oregon......................................       1,595,506
     11,487      USA Education Inc. .........................................         781,116
     10,009      Union Planters Corp. .......................................         357,822
     17,844      UnumProvident Corp. ........................................         479,558
     14,987      Wachovia Corp. .............................................         871,119
     39,722      Washington Mutual, Inc. ....................................       2,107,749
    124,705      Wells Fargo & Co. ..........................................       6,944,509
---------------------------------------------------------------------------------------------
                                                                                  158,558,721
---------------------------------------------------------------------------------------------
HEALTH CARE -- 12.9%
    114,034      Abbott Laboratories.........................................       5,523,522
      9,669      Allergan, Inc. .............................................         936,080
     17,010      ALZA Corp.+.................................................         722,925
     95,836      American Home Products Corp. ...............................       6,090,378
     75,644      Amgen, Inc.+................................................       4,836,488
     18,854      Aon Corp. ..................................................         645,749
     15,291      Applera Corp. - Applied Biosystems Group....................       1,438,310
      3,821      Bausch & Lomb, Inc. ........................................         154,512
     21,516      Baxter International, Inc. .................................       1,900,132
     18,711      Becton, Dickinson & Co. ....................................         647,868
     10,924      Biogen, Inc.+...............................................         656,123
     13,130      Biomet, Inc.................................................         521,097

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
HEALTH CARE -- 12.9% (CONTINUED)
     30,075      Boston Scientific Corp.+....................................    $    411,652
    144,554      Bristol-Myers Squibb Co. ...................................      10,687,961
      3,699      C.R. Bard, Inc. ............................................         172,235
     20,455      Cardinal Health, Inc. ......................................       2,037,829
     13,900      Chiron Corp.+...............................................         618,550
      6,000      Forest Laboratories, Inc., Class A shares+..................         797,250
     22,594      Guidant Corp.+..............................................       1,218,664
     41,045      HCA-The Healthcare Co. .....................................       1,806,390
     28,031      HEALTHSOUTH Corp.+..........................................         457,256
     12,403      Humana, Inc.+...............................................         189,146
     21,725      IMS Health Inc. ............................................         586,575
    102,188      Johnson & Johnson...........................................      10,736,127
     12,292      King Pharmaceuticals, Inc.+.................................         635,343
      7,752      Manor Care, Inc.+...........................................         159,885
     20,722      McKesson HBOC, Inc. ........................................         743,713
     15,414      MedImmune, Inc.+............................................         735,055
     88,132      Medtronic, Inc. ............................................       5,320,970
    169,152      Merck & Co., Inc. ..........................................      15,836,856
      3,353      Millipore Corp. ............................................         211,239
      9,101      Pall Corp. .................................................         193,965
    464,176      Pfizer, Inc. ...............................................      21,352,096
     95,370      Pharmacia Corp. ............................................       5,817,570
    107,664      Schering-Plough Corp. ......................................       6,109,932
      6,157      St. Jude Medical, Inc.+.....................................         378,271
     14,400      Stryker Corp. ..............................................         728,496
     23,123      Tenet Healthcare Corp.+.....................................       1,027,528
     23,580      United Health Group Inc. ...................................       1,447,223
      7,492      Watson Pharmaceutical, Inc.+................................         383,497
      4,642      Wellpoint Health Networks Inc.+.............................         534,991
---------------------------------------------------------------------------------------------
                                                                                  115,409,449
---------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.0%
     22,847      Advanced Micro Devices, Inc.+...............................         315,574
     29,400      Altera Corp.+...............................................         773,588
     26,151      Analog Devices, Inc.+.......................................       1,338,604
     59,636      Applied Materials, Inc.+....................................       2,277,350
     21,700      Applied Micro Circuits Corp.+...............................       1,628,517
     16,309      Broadcom Corp.+.............................................       1,378,111
     16,710      Conexant Systems, Inc.+.....................................         256,916
    493,530      Intel Corp. ................................................      14,929,283
     13,574      KLA-Tencor Corp.+...........................................         457,274
     22,900      Linear Technology Corp. ....................................       1,059,125
     41,574      Micron Technology, Inc.+....................................       1,475,877
     13,053      National Semiconductor Corp.+...............................         262,692
      9,739      Novellus Systems, Inc.+.....................................         349,995
      6,600      QLogic Corp.+...............................................         508,200
     11,125      Sanmina Corp.+..............................................         852,453
    127,155      Texas Instruments, Inc. ....................................       6,023,968

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 4.0% (CONTINUED)
     13,100      Vitesse Semiconductors Corp.+...............................    $    724,594
     24,117      Xilinx, Inc.+...............................................       1,112,397
---------------------------------------------------------------------------------------------
                                                                                   35,724,518
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 16.1%
      7,202      Adaptec, Inc.+..............................................          73,821
     56,776      ADC Telecommunications, Inc.+...............................       1,029,065
     17,307      Adobe Systems, Inc.+........................................       1,007,051
     33,305      Agilent Technologies, Inc.+.................................       1,823,449
      6,109      Andrew Corp.+...............................................         132,871
     23,957      Apple Computer, Inc.+.......................................         356,360
      4,243      Autodesk, Inc. .............................................         114,296
     19,184      Avaya Inc.+.................................................         197,835
     18,149      BMC Software, Inc.+.........................................         254,086
     18,700      BroadVision Inc.+...........................................         220,894
     13,535      Cabletron Systems, Inc.+....................................         203,871
     10,524      Ceridian Corp.+.............................................         209,822
    527,477      Cisco Systems, Inc.+++......................................      20,175,995
     13,593      Citrix Systems, Inc.+.......................................         305,843
    124,938      Compaq Computer Corp.+......................................       1,880,317
     43,376      Computer Associates International, Inc. ....................         845,832
     12,318      Computer Sciences Corp.+....................................         740,620
     26,822      Compuware Corp.+............................................         167,638
     11,454      Comverse Technology, Inc.+..................................       1,244,191
    190,235      Dell Computer Corp.+........................................       3,317,223
     34,388      Electronic Data Systems Corp. ..............................       1,985,907
    160,295      EMC Corp.+..................................................      10,659,618
     23,704      Gateway, Inc.+..............................................         426,435
    146,656      Hewlett-Packard Co. ........................................       4,628,830
     58,864      Honeywell International, Inc. ..............................       2,785,003
    129,468      International Business Machines Corp. ......................      11,004,780
     14,300      Intuit Inc.+................................................         563,956
     68,782      JDS Uniphase Corp.+.........................................       2,867,350
      9,502      Lexmark International Group, Inc., Class A Shares+..........         421,057
    245,488      Lucent Technologies, Inc. ..................................       3,314,088
      5,836      Mercury Interactive Corp.+..................................         526,699
    386,896      Microsoft Corp.+............................................      16,781,614
    160,161      Motorola, Inc. .............................................       3,243,260
      7,161      NCR Corp.+..................................................         351,784
     23,000      Network Appliance, Inc.+....................................       1,477,391
     55,923      Nextel Communications, Inc.+................................       1,384,094
    228,350      Nortel Networks Corp. ......................................       7,321,472
     24,117      Novell, Inc.+...............................................         125,861
    413,898      Oracle Corp.+...............................................      12,028,911
     41,515      Palm, Inc.+.................................................       1,175,393
     20,119      Parametric Technology Corp.+................................         270,349
     20,611      Peoplesoft, Inc.+...........................................         766,472
      3,590      Perkin-Elmer, Corp. ........................................         376,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 16.1% (CONTINUED)
     18,733      Pitney Bowes, Inc. .........................................    $    620,531
     54,772      QUALCOMM, Inc.+.............................................       4,501,574
    122,132      Qwest Communications International+.........................       5,007,412
     11,765      Scientific-Atlanta, Inc. ...................................         383,098
     44,175      Solectron Corp.+............................................       1,497,533
    233,208      Sun Microsystems, Inc.+.....................................       6,500,673
     10,600      Symbol Technologies Inc. ...................................         381,600
     30,128      Tellabs, Inc.+..............................................       1,702,232
     12,677      Teradyne, Inc.+.............................................         472,218
     23,004      Unisys Corp.+...............................................         336,434
     29,528      VERITAS Software Corp.+.....................................       2,583,700
     49,260      Xerox Corp. ................................................         227,828
     40,417      Yahoo! Inc.+................................................       1,219,457
---------------------------------------------------------------------------------------------
                                                                                  144,222,644
---------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
     11,013      AMR Corp.+..................................................         431,572
     29,642      Burlington Northern Santa Fe Corp. .........................         839,239
     16,123      CSX Corp. ..................................................         418,190
      9,017      Delta Air Lines, Inc. ......................................         452,541
     22,276      Harley-Davidson, Inc. ......................................         885,471
     28,512      Norfolk Southern Corp. .....................................         379,566
      4,594      Ryder Systems, Inc. ........................................          76,375
     36,595      Southwest Airlines Co. .....................................       1,227,030
     18,300      Union Pacific Corp. ........................................         928,725
---------------------------------------------------------------------------------------------
                                                                                    5,638,709
---------------------------------------------------------------------------------------------
UTILITIES -- 6.0%
     23,158      ALLTEL Corp. ...............................................       1,445,928
     10,183      Ameren Corp. ...............................................         471,600
     23,682      American Electric Power, Inc. ..............................       1,101,213
    276,276      AT&T Corp. .................................................       4,783,028
    137,829      BellSouth Corp. ............................................       5,642,375
      9,044      CMS Energy Corp. ...........................................         286,582
     15,513      Consolidated Edison Co. of New York, Inc. ..................         597,251
     17,456      Dominion Resources, Inc. ...................................       1,169,552
     10,442      DTE Energy Co. .............................................         406,585
     27,078      Duke Energy Corp. ..........................................       2,308,400
     16,466      Entergy Corp. ..............................................         696,718
     13,077      FPL Group, Inc. ............................................         938,275
     64,814      Global Crossing Ltd.+.......................................         927,650
      8,803      GPU, Inc. ..................................................         324,060
     11,916      Niagara Mohawk Holding, Inc.+...............................         198,848
      3,510      Nicor, Inc. ................................................         151,588
      2,074      Oneok, Inc. ................................................          99,811
      2,495      Peoples Energy Corp. .......................................         111,651
     28,506      PG&E Corp. .................................................         570,120
      6,319      Pinnacle West Capital Corp. ................................         300,942

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 6.0% (CONTINUED)
     10,727      PP&L Resources, Inc. .......................................    $    484,726
     15,690      Public Service Enterprise Group.............................         762,926
     21,556      Reliant Energy, Inc. .......................................         933,644
    249,112      SBC Communications, Inc. ...................................      11,895,098
     47,825      Southern Co. ...............................................       1,590,181
     65,165      Sprint FON Group............................................       1,323,664
     68,194      Sprint PCS Group+...........................................       1,393,715
    199,841      Verizon Communications......................................      10,017,030
    211,175      WorldCom, Inc.+.............................................       2,956,450
---------------------------------------------------------------------------------------------
                                                                                   53,889,611
---------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $841,816,755)...................     862,393,533
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 0.2%
$ 1,875,000      U.S. Treasury Bills, 5.940% due 3/15/01++
                 (Cost -- $1,852,109)........................................       1,852,109
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
 29,309,000      Goldman, Sachs & Co., 6.000% due 1/2/01; Proceeds at
                   maturity -- $29,328,539;
                   (Fully collateralized by U.S. Treasury Notes & Bonds,
                   6.000% to 9.125% due 7/31/01 to 5/15/09; Market
                   value -- $29,859,202) (Cost -- $29,309,000)...............      29,309,000
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $872,977,864**)..........    $893,554,642
---------------------------------------------------------------------------------------------

 + Non-income producing security.
 ++ Security is segregated by Custodian for futures contract commitments.
 * On January 2, 2001 Chase Manhattan Corp. and J.P. Morgan & Co. merged to form J.P. Morgan Chase & Co.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.0%
   2,000      General Dynamics Corp. .....................................    $   156,000
-----------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 1.3%
   5,700      Genuity Inc.+...............................................         28,856
   6,400      The News Corp. Ltd. - Sponsored ADR.........................        186,000
-----------------------------------------------------------------------------------------
                                                                                  214,856
-----------------------------------------------------------------------------------------
CONSUMER - DURABLES -- 1.9%
   3,384      General Motors Corp., Class H Shares........................         77,832
   2,100      SPX Corp. ..................................................        227,194
-----------------------------------------------------------------------------------------
                                                                                  305,026
-----------------------------------------------------------------------------------------
CONSUMER - NON DURABLES -- 9.8%
   3,200      Coca-Cola Co. ..............................................        195,000
   3,900      Kimberly-Clark Corp. .......................................        275,691
   4,200      PepsiCo, Inc. ..............................................        208,163
   5,500      Philip Morris Cos. Inc. ....................................        242,000
     500      Quaker Oats Co. ............................................         48,688
   9,800      Safeway Inc.+...............................................        612,500
-----------------------------------------------------------------------------------------
                                                                                1,582,042
-----------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.3%
   6,000      McDonald's Corp. ...........................................        204,000
-----------------------------------------------------------------------------------------
ELECTRONIC - INSTRUMENTS -- 0.4%
   1,200      Celestica Inc.+.............................................         65,100
-----------------------------------------------------------------------------------------
ELECTRONIC - TECHNOLOGY -- 8.9%
     400      Brocade Communications Systems, Inc.+.......................         36,725
   1,500      Compaq Computer Corp. ......................................         22,575
   1,500      EMC Corp.+..................................................         99,750
   3,800      Emerson Electric Co. .......................................        299,487
   4,100      IBM Corp. ..................................................        348,500
  10,000      Intel Corp. ................................................        302,500
   7,500      Motorola, Inc. .............................................        151,875
   1,000      Palm, Inc.+.................................................         28,313
   3,000      TXU Corp. ..................................................        132,938
-----------------------------------------------------------------------------------------
                                                                                1,422,663
-----------------------------------------------------------------------------------------
ENERGY MINERALS -- 1.6%
   3,000      Exxon Mobil Corp. ..........................................        260,812
-----------------------------------------------------------------------------------------
FINANCE -- 18.1%
   3,000      American Express Co. .......................................        164,812
   3,300      American International Group, Inc. .........................        325,256
  10,400      The Bank of New York Co., Inc. .............................        573,950
   2,200      Capital One Financial Corp. ................................        144,787
   1,400      The Chubb Corp. ............................................        121,100
   1,100      Comerica Inc. ..............................................         65,312
   1,000      Fannie Mae..................................................         86,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FINANCE -- 18.1% (CONTINUED)
   2,600      FleetBoston Financial Corp. ................................    $    97,663
   3,300      Freddie Mac.................................................        227,287
   2,000      Goldman Sachs Group, Inc. ..................................        213,875
   1,000      J.P. Morgan & Co., Inc.++...................................        165,500
     500      Merrill Lynch & Co., Inc. ..................................         34,094
   3,000      Morgan Stanley Dean Witter & Co. ...........................        237,750
   2,000      PNC Bank Corp. .............................................        146,125
   4,000      Washington Mutual, Inc. ....................................        212,250
   1,600      Wells Fargo & Co. ..........................................         89,100
-----------------------------------------------------------------------------------------
                                                                                2,905,611
-----------------------------------------------------------------------------------------
HEALTH SERVICES -- 3.1%
  11,300      HCA-The Healthcare Corp. ...................................        497,313
-----------------------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 9.7%
   1,800      Abbott Laboratories.........................................         87,187
   1,000      American Home Products Corp. ...............................         63,550
   1,000      Baxter International Inc. ..................................         88,312
   3,000      Bristol-Myers Squibb Co. ...................................        221,812
   2,000      Eli Lilly & Co. ............................................        186,125
   4,000      Merck & Co., Inc. ..........................................        374,500
  10,000      Mylan Laboratories Inc. ....................................        251,875
   5,000      Pfizer Inc. ................................................        230,000
   1,000      Schering-Plough Corp. ......................................         56,750
-----------------------------------------------------------------------------------------
                                                                                1,560,111
-----------------------------------------------------------------------------------------
NON-ENERGY MINERALS -- 1.8%
   6,900      Alcoa Inc. .................................................        231,150
   1,000      Phelps Dodge Corp. .........................................         55,813
-----------------------------------------------------------------------------------------
                                                                                  286,963
-----------------------------------------------------------------------------------------
OIL & GAS - INTEGRATED -- 5.6%
   1,600      Amerada Hess Corp. .........................................        116,900
   1,500      Royal Dutch Petroleum Co. ..................................         90,844
   8,800      TotalFinaElf S.A. - Sponsored ADR...........................        639,650
   1,000      Transocean Sedco Forex Inc. ................................         46,000
-----------------------------------------------------------------------------------------
                                                                                  893,394
-----------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 3.7%
   1,300      Air Products & Chemicals, Inc. .............................         53,300
   6,200      General Electric Co. .......................................        297,213
   1,000      OM Group, Inc. .............................................         54,625
   6,200      PolyOne Corp. ..............................................         36,425
     900      The Sherwin-Williams Co. ...................................         23,681
   3,500      UPM - Kymmene Oyj - Sponsored ADR...........................        122,063
-----------------------------------------------------------------------------------------
                                                                                  587,307
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 0.5%
   1,200      Cummins Engine Co., Inc. ...................................    $    45,525
     900      PACCAR Inc. ................................................         44,325
-----------------------------------------------------------------------------------------
                                                                                   89,850
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
   3,000      Equity Office Properties Trust..............................         97,875
   1,000      Equity Residential Properties Trust.........................         55,312
     500      Spieker Properties, Inc. ...................................         25,063
-----------------------------------------------------------------------------------------
                                                                                  178,250
-----------------------------------------------------------------------------------------
REAL ESTATE OPERATIONS -- 0.4%
     600      Boston Properties, Inc. ....................................         26,100
   1,100      CarrAmerica Realty Corp. ...................................         34,444
-----------------------------------------------------------------------------------------
                                                                                   60,544
-----------------------------------------------------------------------------------------
RETAIL TRADE -- 8.0%
  14,900      Costco Wholesale Corp.+.....................................        595,069
  14,000      Federated Department Stores, Inc.+..........................        490,000
   4,500      Home Depot, Inc. ...........................................        205,594
-----------------------------------------------------------------------------------------
                                                                                1,290,663
-----------------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING -- 2.1%
   2,000      Adobe Systems Inc. .........................................        116,375
   1,500      BEA Systems, Inc.+..........................................        100,969
   2,200      Microsoft Corp.+............................................         95,425
   1,200      Oracle Corp.+...............................................         34,875
-----------------------------------------------------------------------------------------
                                                                                  347,644
-----------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 3.1%
   1,800      Automatic Data Processing, Inc. ............................        113,962
   6,600      Electronic Data Systems Corp. ..............................        381,150
-----------------------------------------------------------------------------------------
                                                                                  495,112
-----------------------------------------------------------------------------------------
TELECOMMUNICATIONS - EQUIPMENT -- 0.2%
     800      Nokia Corp. - Sponsored ADR.................................         34,800
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.7%
   8,000      Southwest Airlines Co. .....................................        268,240
-----------------------------------------------------------------------------------------
UTILITIES -- 14.2%
   8,000      AT&T Corp. - Liberty Media Group............................        108,500
   2,000      Coastal Corp. ..............................................        176,625
   4,000      DTE Energy Co. .............................................        155,750
   3,000      Duke Energy Corp. ..........................................        255,750
   4,000      Edison International........................................         62,500
   2,400      Enron Corp. ................................................        199,500
   5,000      Exelon Corp. ...............................................        351,050
   3,700      PG&E Corp. .................................................         74,000
   6,000      SBC Communications Inc. ....................................        286,500
   1,300      The Southern Co. ...........................................         43,225

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                          GROWTH AND INCOME PORTFOLIO

 SHARES                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
UTILITIES -- 14.2% (CONTINUED)
   9,900      Verizon Communications Inc. ................................    $   496,238
   5,100      WorldCom, Inc.+.............................................         71,400
-----------------------------------------------------------------------------------------
                                                                                2,281,038
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $12,895,062)....................     15,987,339
-----------------------------------------------------------------------------------------

  FACE
 AMOUNT                                 SECURITY                                 VALUE
-----------------------------------------------------------------------------------------

CORPORATE DEBENTURES -- 0.5%
-----------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.3%
 $50,000      Hutchison Whampoa International Ltd., Sr. Notes, 2.875% due
              9/15/03*....................................................         51,031
-----------------------------------------------------------------------------------------
UTILITIES -- 0.2%
  65,000      NTL (Delaware), Inc., Sub. Notes, 5.750% due 12/15/09.......         31,525
-----------------------------------------------------------------------------------------
              TOTAL CORPORATE DEBENTURES (Cost -- $93,886)................         82,556
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $12,988,948**)...........    $16,069,895
-----------------------------------------------------------------------------------------

 +   Non-income producing security.
++   On January 2, 2000, Chase Manhattan Corp. and J.P. Morgan &
     Co. merged to form J.P. Morgan Chase & Co.
 *   Security is exempt from registration under Rule 144A of
     Securities Act of 1933. This security may be resold in
     transactions that are exempt from registration, normally to qualified institutional buyers.
**   Aggregate cost for Federal income tax purposes is
     substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 19.8%
   8,020    Alkermes, Inc.+.............................................    $   251,627
     310    Allos Therapeutics Inc.+....................................          2,499
  14,000    Amgen Inc.+.................................................        895,125
  17,275    Chiron Corp.+...............................................        768,737
   4,200    COR Therapeutics, Inc.+.....................................        147,788
   2,650    Genentech, Inc.+............................................        215,975
   4,848    Genzyme Corp. - Biosurgery Division+........................         42,117
  10,555    Genzyme Corp. - General Division+...........................        949,290
   9,200    ImClone Systems Inc.+.......................................        404,800
   5,900    Nabi+.......................................................         27,287
---------------------------------------------------------------------------------------
                                                                              3,705,245
---------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 8.6%
  21,200    AT&T - Liberty Media Group, Class A Shares+.................        287,525
   4,400    Cablevision Systems Corp.+..................................        373,725
            Comcast Corp.:
     844    Class A Shares+.............................................         34,868
   9,625    Class A Special Shares+.....................................        401,844
   9,003    Viacom Inc., Class B Shares+................................        420,890
   5,600    World Wrestling Federation Entertainment, Inc.+.............         89,600
---------------------------------------------------------------------------------------
                                                                              1,608,452
---------------------------------------------------------------------------------------
COMMUNICATIONS -- 4.7%
  24,258    Adaptive Broadband Corp.+...................................        148,580
      20    Advanced Switching Communications, Inc.+....................             98
  18,370    Arch Wireless, Inc.+........................................         11,481
   6,000    AT&T Corp. .................................................        103,875
  14,700    C-COR.net Corp.+............................................        142,866
     190    Net2000 Communications, Inc.+...............................            327
  10,000    Nokia Oyj, ADR..............................................        435,000
      60    Palm, Inc.+.................................................          1,699
   1,500    The Source Information Management Co.+......................          5,625
   1,085    TyCom, Ltd.+................................................         24,277
---------------------------------------------------------------------------------------
                                                                                873,828
---------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 3.5%
            Quantum Corp.:
  34,000    DLT & Storage Systems+......................................        452,625
  25,600    Hard Disk Drive+............................................        204,800
---------------------------------------------------------------------------------------
                                                                                657,425
---------------------------------------------------------------------------------------
COMPUTER SOFTWARE/INTERNET -- 3.6%
  13,400    America Online, Inc.+.......................................        466,320
     400    Juniper Networks, Inc.+.....................................         50,425
   3,400    Microsoft Corp.+............................................        147,475
---------------------------------------------------------------------------------------
                                                                                664,220
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 1.4%
     400    Agilent Technologies, Inc.+.................................    $    21,900
   3,500    Drexler Technology Corp.+...................................         48,344
   5,750    Excel Technology, Inc.+.....................................        114,730
   6,600    GenRad, Inc.+...............................................         66,000
---------------------------------------------------------------------------------------
                                                                                250,974
---------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 3.8%
   1,720    Albany Molecular Research, Inc.+............................        105,995
  14,000    ALZA Corp.+.................................................        595,000
   2,500    Cygnus, Inc.+...............................................         12,187
---------------------------------------------------------------------------------------
                                                                                713,182
---------------------------------------------------------------------------------------
ELECTRONIC - MILITARY -- 2.8%
   6,850    L-3 Communications Holdings, Inc.+..........................        527,450
---------------------------------------------------------------------------------------
HEALTHCARE - MISCELLANEOUS -- 0.5%
   4,860    Nanogen, Inc.+..............................................         43,740
   1,650    Tularik Inc.+...............................................         48,572
---------------------------------------------------------------------------------------
                                                                                 92,312
---------------------------------------------------------------------------------------
INVESTMENT BANKING & FINANCIAL SERVICES -- 7.3%
  11,400    Lehman Brothers Holdings Inc. ..............................        770,925
   4,000    Merrill Lynch & Co., Inc. ..................................        272,750
  11,900    Roslyn Bancorp, Inc. .......................................        325,019
---------------------------------------------------------------------------------------
                                                                              1,368,694
---------------------------------------------------------------------------------------
MANAGED HEALTHCARE PROVIDERS -- 6.1%
  18,580    UnitedHealth Group Inc. ....................................      1,140,348
---------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 7.1%
  23,795    Tyco International Ltd. ....................................      1,320,622
---------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT/SERVICES -- 5.9%
  10,200    Core Laboratories N.V.+.....................................        278,588
  15,000    Grant Prideco, Inc.+........................................        329,063
  10,500    Weatherford International, Inc.+............................        496,125
---------------------------------------------------------------------------------------
                                                                              1,103,776
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 19.7%
   8,095    Forest Laboratories, Inc.+..................................      1,075,623
   7,400    IDEC Pharmaceuticals Corp.+.................................      1,402,763
   8,200    Isis Pharmaceuticals, Inc.+.................................         87,125
   3,000    Pfizer Inc. ................................................        138,000
   2,499    Pharmacia Corp. ............................................        152,439
  20,900    SICOR Inc.+.................................................        301,744
   7,210    Vertex Pharmaceuticals Inc.+................................        515,515
---------------------------------------------------------------------------------------
                                                                              3,673,209
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000
                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                                 VALUE
---------------------------------------------------------------------------------------
SEMICONDUCTORS -- 5.2%
   6,500    Cirrus Logic, Inc.+.........................................    $   121,875
  11,025    Intel Corp. ................................................        333,506
   8,555    Micron Technology, Inc. ....................................        303,702
   1,400    QLogic Corp.+...............................................        107,800
   5,400    Standard Microsystems Corp.+................................        109,350
---------------------------------------------------------------------------------------
                                                                                976,233
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $17,556,312*)............    $18,675,970
---------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
CANADA -- 2.1%
          8,000         The Toronto-Dominion Bank+..................................  $   231,425
-------------------------------------------------------------------------------------------------
FINLAND -- 4.0%
         10,000         Nokia Oyj...................................................      434,998
-------------------------------------------------------------------------------------------------
FRANCE -- 4.4%
          3,333         Axa+........................................................      481,919
-------------------------------------------------------------------------------------------------
GERMANY -- 2.3%
          1,200         Aixtron AG..................................................      129,455
          5,900         Stinnes AG..................................................      126,577
-------------------------------------------------------------------------------------------------
                                                                                          256,032
-------------------------------------------------------------------------------------------------
HONG KONG -- 4.5%
         40,000         Hutchinson Whampoa Ltd. ....................................      498,724
-------------------------------------------------------------------------------------------------
IRELAND -- 5.0%
         40,055         Bank of Ireland.............................................      396,749
          2,076         Independent Newspapers PLC..................................        5,692
         25,638         Irish Continental Group PLC.................................      149,243
-------------------------------------------------------------------------------------------------
                                                                                          551,684
-------------------------------------------------------------------------------------------------
ITALY -- 2.2%
         30,000         Telecom Italia Mobile S.p.A. ...............................      239,559
-------------------------------------------------------------------------------------------------
JAPAN -- 21.5%
         10,000         Hosiden Corp. ..............................................      376,532
          3,000         Matsushita Communication Industrial Co., Ltd. ..............      376,970
          4,000         Murata Manufacturing Co., Ltd. .............................      469,352
          1,000         Seven-Eleven Japan Co., Ltd. ...............................       56,918
          6,000         SONY CORP. .................................................      415,061
         14,000         Terumo Corp. ...............................................      306,480
         29,000         Tostem Corp. ...............................................      360,342
-------------------------------------------------------------------------------------------------
                                                                                        2,361,655
-------------------------------------------------------------------------------------------------
MEXICO -- 2.7%
        160,800         Wal-Mart de Mexico S.A. de CV*..............................      296,213
-------------------------------------------------------------------------------------------------
NORWAY -- 5.3%
         30,000         Tomra Systems ASA...........................................      581,732
-------------------------------------------------------------------------------------------------
SINGAPORE -- 6.0%
         22,000         Singapore Press Holdings Ltd. ..............................      324,798
         50,000         Venture Manufacturing Ltd. .................................      334,487
-------------------------------------------------------------------------------------------------
                                                                                          659,285
-------------------------------------------------------------------------------------------------
SPAIN -- 2.1%
         24,000         Indra Sistemas S.A. ........................................      226,462
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2000

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
SWEDEN -- 4.3%
         25,000         Securitas AB, Class B Shares................................  $   463,674
            700         TeleLarm Care AB*...........................................        7,308
-------------------------------------------------------------------------------------------------
                                                                                          470,982
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 4.9%
         10,000         Mettler-Toledo International Inc.*..........................      543,750
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 28.7%
         85,000         Capita Group PLC............................................      631,059
         20,000         Colt Telecom Group PLC*.....................................      429,320
         12,500         Guardian IT PLC.............................................      178,323
        120,829         Hays PLC....................................................      698,968
         58,283         Misys PLC...................................................      573,314
         80,000         Serco Group PLC.............................................      636,363
-------------------------------------------------------------------------------------------------
                                                                                        3,147,347
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $6,011,171**)............  $10,981,767
-------------------------------------------------------------------------------------------------

 +  All or a portion of this security is on loan (See Note 16).
 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:
Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $2,791,186      $69,529,497
  Foreign currency, at cost.................................              --        2,323,778
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $2,791,186      $67,480,063
  Foreign currency, at value................................              --        2,483,151
  Cash......................................................             821            1,349
  Collateral for securities loaned (Note 16)................              --        2,216,460
  Receivable for Fund shares sold...........................              --           10,176
  Receivable for securities sold............................              --           35,622
  Receivable from manager...................................          12,473               --
  Dividends and interest receivable.........................           1,090          922,346
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --           35,739
---------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       2,805,570       73,184,906
---------------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable.........................................           8,991               --
  Deferred compensation.....................................           1,025               --
  Payable for securities on loan (Note 16)..................              --        2,216,460
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --          725,281
  Investment advisory fees payable..........................              --           24,541
  Payable for securities purchased..........................              --               --
  Administration fees payable...............................              --           10,907
  Payable to bank...........................................              --               --
  Payable for Fund shares purchased.........................              --           20,654
  Payable to broker -- variation margin.....................              --               --
  Accrued expenses..........................................          18,428           45,335
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          28,444        3,043,178
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,777,126      $70,141,728
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of beneficial interest..........................      $    2,777      $     7,230
  Capital paid in excess of par value.......................       2,774,349       72,389,487
  Undistributed (overdistributed) net investment income.....              --        5,839,560
  Accumulated net realized gain (loss) on security
     transactions, futures contracts and foreign
     currencies.............................................              --       (5,524,286)
  Net unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currencies...............              --       (2,570,263)
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,777,126      $70,141,728
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       2,777,126        7,229,857
  Class II Shares...........................................              --               --
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00            $9.70
  Class II Shares...........................................              --               --
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------
                                         DECEMBER 31, 2000

       EQUITY                 EQUITY           GROWTH          EMERGING        INTERNATIONAL
       INCOME                 INDEX          AND INCOME         GROWTH            EQUITY
      PORTFOLIO             PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------
     $ 9,021,395           $872,977,864      $12,988,948      $17,556,312       $ 6,011,171
              --                     --               --               --           274,565
--------------------------------------------------------------------------------------------
     $13,176,371           $893,554,642      $16,069,895      $18,675,970       $10,981,767
              --                     --               --               --           288,039
              --                     --           79,441               --                --
              --                     --               --               --           542,900
              --                604,909               --               --                --
       1,939,063                 70,518           47,124          323,369                --
              --                     --               --               --                --
          32,692                732,808           20,635              522            14,032
              --                     --               --               --                --
--------------------------------------------------------------------------------------------
      15,148,126            894,962,877       16,217,095       18,999,861        11,826,738
--------------------------------------------------------------------------------------------
              --                     --               --               --                --
              --                     --               --               --                --
              --                     --               --               --           542,900
              --                     --               --               --                --
           5,722                122,422            5,960           10,955             7,596
              --              2,839,388               --               --                --
           2,543                 49,317            2,649            4,197             1,786
         531,364                  1,235               --          283,030           191,413
          17,695                 17,935           19,297           23,698            13,913
              --                391,300               --               --                --
          28,594                119,907           30,187           31,544            46,849
--------------------------------------------------------------------------------------------
         585,918              3,541,504           58,093          353,424           804,457
--------------------------------------------------------------------------------------------
     $14,562,208           $891,421,373      $16,159,002      $18,646,437       $11,022,281
--------------------------------------------------------------------------------------------
     $     1,336           $     27,512      $     2,041      $       729       $       915
       7,009,045            864,737,488        9,495,274        5,581,512           241,255
         470,267              8,367,196          205,285           (1,320)           (1,462)
       2,926,584             (1,829,543)       3,375,420       11,945,858         5,798,546
       4,154,976             20,118,720        3,080,982        1,119,658         4,983,027
--------------------------------------------------------------------------------------------
     $14,562,208           $891,421,373      $16,159,002      $18,646,437       $11,022,281
--------------------------------------------------------------------------------------------
       1,336,198             25,302,254        2,041,122          729,092           915,396
              --              2,210,081               --               --                --
--------------------------------------------------------------------------------------------
          $10.90                 $32.40            $7.92           $25.57            $12.04
              --                 $32.36               --               --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $225,763         $ 5,675,529
  Dividends.................................................             --               2,736
  Less: Foreign withholding tax.............................             --                  --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        225,763           5,678,265
-----------------------------------------------------------------------------------------------
EXPENSES:
  Custody...................................................         19,160              18,251
  Audit and legal...........................................         15,191              17,322
  Investment advisory fees (Note 3).........................         10,670             313,373
  Shareholder and system servicing fees.....................          8,650              16,247
  Administration fees (Note 3)..............................          7,113             139,277
  Shareholder communications................................          2,483               9,767
  Trustees' fees............................................          1,956               4,816
  Pricing service fees......................................             --              19,927
  Distribution fees (Note 3)................................             --                  --
  Other.....................................................          1,387               2,953
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         66,610             541,933
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Note 3)..................        (23,157)                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         43,453             541,933
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................        182,310           5,136,332
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             (1)         (4,315,704)
     Futures contracts......................................             --                  --
     Foreign currency transactions..........................             --           1,657,966
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             (1)         (2,657,738)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments, Futures Contracts and Foreign Currencies:
     Beginning of year......................................             --          (2,033,145)
     End of year............................................             --          (2,570,263)
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --            (537,118)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCIES........................................             (1)         (3,194,856)
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $182,309         $ 1,941,476
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2000

       EQUITY                   EQUITY             GROWTH             EMERGING          INTERNATIONAL
       INCOME                   INDEX            AND INCOME            GROWTH              EQUITY
      PORTFOLIO               PORTFOLIO           PORTFOLIO          PORTFOLIO            PORTFOLIO
-----------------------------------------------------------------------------------------------------
$             184,457        $  1,096,258        $   82,818         $     28,696         $    16,531
              445,050           9,397,848           301,039               40,525             103,203
                   --             (43,591)             (104)                (753)            (10,451)
-----------------------------------------------------------------------------------------------------
              629,507          10,450,515           383,753               68,468             109,283
-----------------------------------------------------------------------------------------------------
                  825              42,724             2,733               10,106              19,904
               17,222              21,745            15,798               17,237              16,449
               77,839           1,243,378            86,840              186,797             147,726
               21,199              17,151            26,661               14,297              14,972
               34,595             497,351            38,596               49,813              34,759
                1,649              96,328               789                5,730               4,103
                1,381              20,623             2,048                2,909               2,754
                  350                  --                --                   --               2,627
                   --             131,858                --                   --                  --
                2,157               7,755             1,279                4,709                 561
-----------------------------------------------------------------------------------------------------
              157,217           2,078,913           174,744              291,598             243,855
                   --                  --                --                   --                  --
-----------------------------------------------------------------------------------------------------
              157,217           2,078,913           174,744              291,598             243,855
-----------------------------------------------------------------------------------------------------
              472,290           8,371,602           209,009             (223,130)           (134,572)
-----------------------------------------------------------------------------------------------------
            2,981,993           1,285,919         3,373,241           19,647,273           6,071,768
                   --          (2,784,808)               --                   --                  --
                   --                  --              (498)                  --             (14,619)
-----------------------------------------------------------------------------------------------------
            2,981,993          (1,498,889)        3,372,743           19,647,273           6,057,149
-----------------------------------------------------------------------------------------------------
            4,706,827         108,914,712         5,951,434           13,789,497          14,424,609
            4,154,976          20,118,720         3,080,982            1,119,658           4,983,027
-----------------------------------------------------------------------------------------------------
             (551,851)        (88,795,992)       (2,870,452)         (12,669,839)         (9,441,582)
-----------------------------------------------------------------------------------------------------
            2,430,142         (90,294,881)          502,291            6,977,434          (3,384,433)
-----------------------------------------------------------------------------------------------------
$           2,902,432        $(81,923,279)       $  711,300         $  6,754,304         $(3,519,005)
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   182,310    $  5,136,332
  Net realized gain (loss)..................................           (1)     (2,657,738)
  Change in net unrealized appreciation (depreciation)......           --        (537,118)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      182,309       1,941,476
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (182,303)     (6,628,427)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (182,303)     (6,628,427)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    4,214,092      13,841,360
  Net asset value of shares issued for reinvestment of
     dividends..............................................      174,691       6,628,427
  Cost of shares reacquired.................................   (6,338,049)    (19,675,724)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,949,266)        794,063
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,949,260)     (3,892,888)
NET ASSETS:
  Beginning of year.........................................    4,726,386      74,034,616
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 2,777,126    $ 70,141,728
-----------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --      $5,839,560
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2000

      EQUITY         EQUITY         GROWTH        EMERGING     INTERNATIONAL
      INCOME         INDEX        AND INCOME       GROWTH         EQUITY
     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------
    $   472,290   $  8,371,602   $    209,009   $   (223,130)  $   (134,572)
      2,981,993     (1,498,889)     3,372,743     19,647,273      6,057,149
       (551,851)   (88,795,992)    (2,870,452)   (12,669,839)    (9,441,582)
----------------------------------------------------------------------------
      2,902,432    (81,923,279)       711,300      6,754,304     (3,519,005)
----------------------------------------------------------------------------
       (923,598)    (4,460,538)      (372,096)            --       (540,819)
     (3,067,106)      (594,593)    (9,909,367)   (10,438,952)    (4,202,914)
----------------------------------------------------------------------------
     (3,990,704)    (5,055,131)   (10,281,463)   (10,438,952)    (4,743,733)
----------------------------------------------------------------------------
        298,707    309,445,991        207,050      1,504,770        854,812
      3,990,704      5,055,131     10,281,463     10,438,952      4,743,733
     (9,544,555)   (17,987,422)    (9,097,496)   (16,679,567)   (10,683,560)
----------------------------------------------------------------------------
     (5,255,144)   296,513,700      1,391,017     (4,735,845)    (5,085,015)
----------------------------------------------------------------------------
     (6,343,416)   209,535,290     (8,179,146)    (8,420,493)   (13,347,753)
     20,905,624    681,886,083     24,338,148     27,066,930     24,370,034
----------------------------------------------------------------------------
    $14,562,208   $891,421,373   $ 16,159,002   $ 18,646,437   $ 11,022,281
----------------------------------------------------------------------------
       $470,267     $8,367,196       $205,285        $(1,320)       $(1,462)
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                               DIVERSIFIED
                                                                 MONEY          STRATEGIC
                                                                MARKET            INCOME
                                                               PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $   173,333      $  5,481,753
  Net realized gain (loss)..................................            2        (1,076,708)
  Change in net unrealized appreciation (depreciation)......           --        (3,146,257)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      173,335         1,258,788
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (173,333)       (3,784,652)
  Net realized gains........................................           (2)         (980,275)
-------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (173,335)       (4,764,927)
-------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    6,854,768        15,268,923
  Net asset value of shares issued for reinvestment of
     dividends..............................................      181,632         4,764,927
  Cost of shares reacquired.................................   (6,981,251)      (23,462,777)
-------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................       55,149        (3,428,927)
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................       55,149        (6,935,066)
NET ASSETS:
  Beginning of year.........................................    4,671,237        80,969,682
-------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,726,386      $ 74,034,616
-------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                           --        $6,352,423
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1999

       EQUITY            EQUITY            GROWTH           EMERGING        INTERNATIONAL
       INCOME            INDEX           AND INCOME          GROWTH            EQUITY
     PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------
    $    923,174      $  4,456,219      $    372,870      $   (210,831)     $    (70,920)
       3,011,697           331,007         9,908,881        10,665,064         5,169,750
      (5,059,149)       76,043,177        (7,236,500)        5,642,402         5,987,533
-----------------------------------------------------------------------------------------
      (1,124,278)       80,830,403         3,045,251        16,096,635        11,086,363
-----------------------------------------------------------------------------------------
      (1,468,909)       (1,250,489)         (576,238)               --           (10,155)
      (5,820,651)       (1,775,984)       (5,700,078)       (3,686,844)       (2,245,243)
-----------------------------------------------------------------------------------------
      (7,289,560)       (3,026,473)       (6,276,316)       (3,686,844)       (2,255,398)
-----------------------------------------------------------------------------------------
         433,151       434,136,254           588,380         1,667,463           864,397
       7,289,560         3,026,473         6,276,316         3,686,844         2,255,398
     (15,898,176)      (10,247,287)      (15,076,383)      (11,844,324)      (11,062,819)
-----------------------------------------------------------------------------------------
      (8,175,465)      426,915,440        (8,211,687)       (6,490,017)       (7,943,024)
-----------------------------------------------------------------------------------------
     (16,589,303)      504,719,370       (11,442,752)        5,919,774           887,941
      37,494,927       177,166,713        35,780,900        21,147,156        23,482,093
-----------------------------------------------------------------------------------------
    $ 20,905,624      $681,886,083      $ 24,338,148      $ 27,066,930      $ 24,370,034
-----------------------------------------------------------------------------------------
        $921,639        $4,456,136          $371,049           $(1,618)         $416,527
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax;
(j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the capital accounts of the Diversified Strategic Income Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth and Income Portfolio, Emerging Growth Portfolio and International Equity Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $73 and $64 were reclassified to paid in capital for the Diversified Strategic Income and Equity Income Portfolios, respectively. Additionally, a portion of accumulated net realized gains amounting to $7,475,358 was reclassified to paid in capital for the Emerging Growth Portfolio. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth and Income and International Equity Portfolios, has entered into an investment advisory agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with Travelers Investment Management Co. ("TIMCO"). In addition, the Fund, on behalf of the Emerging Growth Portfolio, has entered into an investment advisory agreement with SSBC. On February 10, 2000, SSBC replaced Van Kampen American Capital Asset Management, Inc. as the investment advisor to the Emerging Growth Portfolio. Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the year ended December 31, 2000, for the Money Market Portfolio, SSBC has waived all of its investment advisory fee amounting to $10,670.

     The respective advisors and the annual rates are as follows:

            PORTFOLIO                                          ADVISOR                              RATE
--------------------------------------------------------------------------------------------------------
Money Market                         SSB Citi Fund Management LLC                                   0.30%
Diversified Strategic Income         SSB Citi Fund Management LLC                                   0.45
Equity Income                        SSB Citi Fund Management LLC                                   0.45
Equity Index                         Travelers Investment Management Co.                            0.15
Growth and Income                    SSB Citi Fund Management LLC                                   0.45
Emerging Growth                      SSB Citi Fund Management LLC                                   0.75
International Equity                 SSB Citi Fund Management LLC                                   0.85
--------------------------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment advisor to the Diversified Strategic Income Portfolio and is paid a monthly fee by SSBC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SSBC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the year ended December 31, 2000, for the Money Market Portfolio, SSBC has waived all of its administration fee amounting to $7,113.

     In addition, SSBC has agreed to reimburse expenses in the amount of $5,374 on behalf of the Money Market Portfolio for the year ended December 31, 2000.

     Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the year ended December 31, 2000, each Portfolio paid transfer agent fees $5,000 to CFTC.

     For the year ended December 31, 2000, the Growth and Income, Emerging Growth and International Equity Portfolios paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $853, $195 and $1,385, respectively.

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  INVESTMENTS

     During the year ended December 31, 2000, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 66,672,120   $70,467,417
Equity Income...............................................        59,000    10,138,787
Equity Index................................................   303,584,772    17,275,752
Growth and Income...........................................    10,664,425    19,397,822
Emerging Growth.............................................    29,654,720    43,210,429
International Equity........................................       244,068    10,097,208
----------------------------------------------------------------------------------------

     At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                  NET
                                                                                               UNREALIZED
                                                                                              APPRECIATION
                         PORTFOLIO                            APPRECIATION   DEPRECIATION    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 1,199,357    $  (3,248,791)   $(2,049,434)
Equity Income...............................................    4,394,891         (239,915)     4,154,976
Equity Index................................................  133,768,692     (113,191,914)    20,576,778
Growth and Income...........................................    3,746,718         (665,771)     3,080,947
Emerging Growth.............................................    5,055,556       (3,935,898)     1,119,658
International Equity........................................    5,338,795         (368,199)     4,970,596
-----------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 2000, the Equity Index Portfolio had the following open futures contracts:

                                                          # OF         BASIS        MARKET        UNREALIZED
        FUTURES CONTRACTS BOUGHT           EXPIRATION   CONTRACTS      VALUE         VALUE           LOSS
--------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index......................     3/01         86       $29,160,558   $28,702,500     $(458,058)
--------------------------------------------------------------------------------------------------------------

     6.  OPTIONS CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At December 31, 2000, the Portfolios held no purchased call or put option contracts.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the year ended December 31, 2000, the Portfolios did not enter into any written call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At December 31, 2000, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO BUY:
  Euro................................................     718,494  $  675,196       1/16/01      $  35,739
------------------------------------------------------------------------------------------------------------
TO SELL:
  Canadian Dollar.....................................     101,150      67,524        6/8/01         (1,123)
  Danish Krone........................................  17,820,000   2,243,212       1/18/01       (134,336)
  Euro................................................   7,422,544   6,975,943       1/18/01       (455,943)
  Euro................................................     133,375     126,010       6/15/01         (6,519)
  Great British Pound.................................   2,080,000   3,108,288       1/18/01        (76,709)
  Great British Pound.................................      47,410      70,963       6/22/01           (977)
  New Zealand Dollar..................................   1,500,000     663,754       1/16/01        (24,297)
  Swedish Krona.......................................  10,550,000   1,119,775       1/18/01        (25,377)
------------------------------------------------------------------------------------------------------------
                                                                                                   (725,281)
------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts..........................                                            $(689,542)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the year ended December 31, 2000, the Portfolios did not enter into any reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth and Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2000, there were no TBA securities held by the Portfolios.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At December 31, 2000, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At December 31, 2000, the Portfolios had no open short sales against the box.

     15.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, the Diversified Strategic Income Portfolio and Equity Index Portfolio had, for Federal income tax purposes, approximately $4,367,000 and $1,322,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset net realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on December 31, of the years below.

                                                                 2007         2008
-------------------------------------------------------------------------------------
Diversified Strategic Income................................  $1,725,000   $2,642,000
Equity Index................................................          --    1,322,000
-------------------------------------------------------------------------------------

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios each has the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 2000, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. The market value for the securities on loan were as follows:

                         PORTFOLIO                              VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $2,167,110
International Equity........................................     517,126
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2000, the cash collateral for the securities on loan was invested as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banco Bilbao Vizcaya Argentaria, London, 6.94% due
     1/2/01.................................................  $  109,396
  Bank of Ireland, 7.00% due 1/2/01.........................     109,396
  Bank of Nova Scotia, 6.88% due 1/2/01.....................     109,396
  Banque Bruxelles Lambert, London 7.00% due 1/2/01.........     109,396
  Barclays Bank PLC, 7.50% due 1/2/01.......................     109,396
  Caisse National De credit Agricole, 7.50% due 1/2/01......     109,396
  Commerzbank AG, Frankfurt, 7.00% due 1/2/01...............     109,396
  Credit Suisse, London 7.25% due 1/2/01....................     109,396
  Deutsche Bank, London 7.50% due 1/2/01....................     109,396
  Hamburgishe Landesbank, London, 7.25% due 1/2/01..........     109,396
  LandesBank Hessen Thuringen, 7.13% due 1/2/01.............     109,396
  Lloyds Bank PLC, London, 6.75% due 1/2/01.................     109,396
  Natwest Bank, London, 6.94% due 1/2/01....................     109,396
  RaboBank, London, 7.00% due 1/2/01........................     109,396
  Svenska, Stockholm, 7.50% due 1/2/01......................     109,396
  SWEDBank, London, 7.50% due 1/2/01........................      43,758
  Toronto Dominion-London, 7.00% due 1/2/01.................     109,396
  UNIBank, 7.25% due 1/2/01.................................     109,396
  Unicredito Grand Cayman, 7.00% due 1/2/01.................     109,396
REPURCHASE AGREEMENTS:
  CS First Boston Corp., 6.68% due 1/2/01...................      94,177
  Merrill Lynch Securities/MLPFS, 6.75% due 1/2/01..........     109,397
------------------------------------------------------------------------
TOTAL.......................................................  $2,216,460
------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                    SECURITY DESCRIPTION                        VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banco Bilbao Vizcaya Argentaria, London, 6.94% due
     1/2/01.................................................  $   26,796
  Bank of Ireland, 7.00% due 1/2/01.........................      26,796
  Bank of Nova Scotia, 6.88% due 1/2/01.....................      26,796
  Banque Bruxelles Lambert, London 7.00% due 1/2/01.........      26,796
  Barclays Bank PLC, 7.50% due 1/2/01.......................      26,796
  Caisse National De credit Agricole, 7.50% due 1/2/01......      26,796
  Commerzbank AG, Frankfurt, 7.00% due 1/2/01...............      26,795
  Credit Suisse, London 7.25% due 1/2/01....................      26,796
  Deutsche Bank, London 7.50% due 1/2/01....................      26,796
  Hamburgishe Landesbank, London, 7.25% due 1/2/01..........      26,796
  LandesBank Hessen Thuringen, 7.13% due 1/2/01.............      26,795
  Lloyds Bank PLC, London, 6.75% due 1/2/01.................      26,795
  Natwest Bank, London, 6.94% due 1/2/01....................      26,795
  RaboBank, London, 7.00% due 1/2/01........................      26,795
  Svenska, Stockholm, 7.50% due 1/2/01......................      26,795
  SWEDBank, London, 7.50% due 1/2/01........................      10,718
  Toronto Dominion-London, 7.00% due 1/2/01.................      26,795
  UNIBank, 7.25% due 1/2/01.................................      26,795
  Unicredito Grand Cayman, 7.00% due 1/2/01.................      26,795
REPURCHASE AGREEMENTS:
  CS First Boston Corp., 6.68% due 1/2/01...................      23,068
  Merrill Lynch Securities/MLPFS, 6.75% due 1/2/01..........      26,795
------------------------------------------------------------------------
TOTAL.......................................................  $  542,900
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Income earned by the Portfolios from securities loaned for the year ended December 31, 2000, were as follows:

                         PORTFOLIO                             VALUE
---------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $12,721
International Equity Portfolio..............................    3,602
---------------------------------------------------------------------

     17.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. At December 31, 2000, the total paid-in-capital for the Equity Index Portfolio amounted to the following for each class:

                                                                 AMOUNT
--------------------------------------------------------------------------
Class I.....................................................  $788,967,642
Class II....................................................    75,797,359
--------------------------------------------------------------------------

     Transactions in shares for each portfolio were as follows:

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000   DECEMBER 31, 1999*
----------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      4,214,092            6,854,768
Shares issued on reinvestment...............................        174,691              181,632
Shares reacquired...........................................     (6,338,049)          (6,981,251)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     (1,949,266)              55,149
----------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      1,386,442            1,423,399
Shares issued on reinvestment...............................        694,076              464,871
Shares reacquired...........................................     (1,944,723)          (2,221,018)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        135,795             (332,748)
----------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................         29,250               27,849
Shares issued on reinvestment...............................        410,989              556,880
Shares reacquired...........................................       (837,077)          (1,140,761)
----------------------------------------------------------------------------------------------------
Net Decrease................................................       (396,838)            (556,032)
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................      7,372,209           12,557,783
Shares issued on reinvestment...............................        138,340               94,293
Shares reacquired...........................................       (459,263)            (308,578)
----------------------------------------------------------------------------------------------------
Net Increase................................................      7,051,286           12,343,498
----------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.................................................      1,497,306              772,514
Shares issued on reinvestment...............................          5,394                  432
Shares reacquired...........................................        (57,037)              (8,528)
----------------------------------------------------------------------------------------------------
Net Increase................................................      1,445,663              764,418
----------------------------------------------------------------------------------------------------
* Transactions for Equity Index Portfolio -- Class II Shares are for the period from March 22, 1999
  (inception date) to December 31, 1999.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2000   DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
Shares sold.................................................         20,465               34,368
Shares issued on reinvestment...............................      1,380,062              399,003
Shares reacquired...........................................       (837,232)            (892,426)
----------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................        563,295             (459,055)
----------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................         50,542               80,677
Shares issued on reinvestment...............................        405,396              201,467
Shares reacquired...........................................       (544,265)            (542,032)
----------------------------------------------------------------------------------------------------
Net Decrease................................................        (88,327)            (259,888)
----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................         48,741               58,533
Shares issued on reinvestment...............................        361,565              165,838
Shares reacquired...........................................       (672,113)            (731,874)
----------------------------------------------------------------------------------------------------
Net Decrease................................................       (261,807)            (507,503)
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31:

              MONEY MARKET PORTFOLIO                     2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................       $1.000       $1.000       $1.000       $1.000       $1.000
-------------------------------------------------------------------------------------------------------------------
  Net investment income(1)........................        0.052        0.040        0.043        0.044        0.047
  Dividends from net investment income............       (0.052)      (0.040)      (0.043)      (0.044)      (0.047)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................       $1.000       $1.000       $1.000       $1.000       $1.000
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN......................................         5.32%        4.03%        4.40%        4.47%        4.80%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................       $2,777       $4,726       $4,671       $4,753       $5,888
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1).....................................         1.22%        1.25%        1.24%        1.20%        0.75%
  Net investment income...........................         5.13         3.92         4.30         4.38         4.70
-------------------------------------------------------------------------------------------------------------------

     DIVERSIFIED STRATEGIC INCOME PORTFOLIO           2000(2)       1999(2)       1998(2)        1997         1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $10.44        $10.90        $10.89        $10.98       $10.01
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.........................         0.73          0.73          0.69          0.77         0.88
  Net realized and unrealized gain (loss).......        (0.45)        (0.55)        (0.01)         0.12         0.24
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations....................         0.28          0.18          0.68          0.89         1.12
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        (1.02)        (0.51)        (0.67)        (0.98)       (0.15)
  Net realized gains............................           --         (0.13)           --            --           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions.............................        (1.02)        (0.64)        (0.67)        (0.98)       (0.15)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................        $9.70        $10.44        $10.90        $10.89       $10.98
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................         2.80%         1.72%         6.41%         8.14%       11.16%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $70,142       $74,035       $80,970       $62,558      $59,515
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................         0.78%         0.78%         0.78%         0.78%        0.84%
  Net investment income.........................         7.40          6.88          6.38          7.29         7.94
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          102%          111%           86%           47%         106%
--------------------------------------------------------------------------------------------------------------------

(1) For the Money Market Portfolio, the Investment Advisor and Administrator waived all or part of its fees for the years ended December 31, 2000, 1999, 1998, 1997 and 1996. For the Money Market Portfolio, the Investment Advisor also reimbursed expenses of $5,374 and $7,100 for the years ended December 31, 2000 and 1999. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                  DECREASES TO
                                                                 NET INVESTMENT
                                                                INCOME PER SHARE
                                               ---------------------------------------------------
                  PORTFOLIO                     2000        1999        1998      1997      1996
                  ---------                     ----        ----        ----      ----      ----
  Money Market.............................    $0.007      $0.005      $0.005     N/A      $0.005


                                                            EXPENSE RATIOS WITHOUT
                                                          WAIVERS AND REIMBURSEMENTS
                                             -----------------------------------------------------
                  PORTFOLIO                   2000        1999         1998       1997      1996
                  ---------                   ----        ----         ----       ----      ----
  Money Market.............................  1.87%          1.74%        1.74%    N/A         1.25%

(2) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

          EQUITY INCOME PORTFOLIO                   2000           1999         1998(1)        1997         1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                   $12.06         $16.38       $15.31        $13.01       $12.35
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................           0.52           0.67         0.53          0.77         0.63
  Net realized and unrealized gain (loss)...           1.35          (1.15)        1.94          2.28         0.11
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........           1.87          (0.48)        2.47          3.05         0.74
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................          (0.70)         (0.77)      (0.71)         (0.75)       (0.08)
  Net realized gains........................          (2.33)         (3.07)      (0.69)            --           --
------------------------------------------------------------------------------------------------------------------
Total Distributions.........................          (3.03)         (3.84)      (1.40)         (0.75)       (0.08)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................         $10.90         $12.06       $16.38        $15.31       $13.01
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................          18.56%         (4.75)%      16.99%        23.52%        5.99%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............        $14,562        $20,906      $37,495       $46,074      $45,616
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................           0.91%          0.87%        0.79%         0.77%        0.77%
  Net investment income.....................           2.74           3.09         3.43          4.42         4.53
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................              0%             3%          43%           42%          28%
------------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO - CLASS I SHARES            2000(1)        1999(1)       1998(1)        1997         1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........         $35.86         $29.99       $23.59        $18.36       $15.58
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)..................           0.36           0.39         0.36          0.12         0.22
  Net realized and unrealized gain (loss)...          (3.61)          5.77         6.33          5.76         3.17
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........          (3.25)          6.16         6.69          5.88         3.39
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................          (0.19)         (0.12)      (0.08)         (0.17)       (0.23)
  Net realized gains........................          (0.02)         (0.17)      (0.21)         (0.48)       (0.38)
------------------------------------------------------------------------------------------------------------------
Total Distributions.........................          (0.21)         (0.29)      (0.29)         (0.65)       (0.61)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................         $32.40         $35.86       $29.99        $23.59       $18.36
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................          (9.09)%        20.68%       28.46%        32.16%       21.68%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............       $819,913       $654,514      $177,167      $35,351      $19,258
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)............................           0.23%          0.28%        0.30%         0.76%        1.06%
  Net investment income.....................           1.03           1.20         1.36          1.08         1.37
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................              2%             3%           5%            6%           7%
------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the Equity Index Portfolio, the Investment Advisor waived all or part of its fees for the year ended December 31, 1998 and the year ended December 31, 1995. In addition, IDS Life reimbursed expenses of $6,842 for the year ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                             EXPENSE RATIOS
                                                                      DECREASES TO              WITHOUT
                                                                     NET INVESTMENT           WAIVERS AND
                                                                    INCOME PER SHARE         REIMBURSEMENTS
                                                                  --------------------    --------------------
                             PORTFOLIO                            1998    1997    1996    1998    1997    1996
                             ---------                            ----    ----    ----    ----    ----    ----
    Equity Index - Class I Shares...............................  $0.02    N/A     N/A    0.42%    N/A     N/A

(3) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment manager will reimburse fees for the amount that exceeds the limitation.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            2000(1)       1999(1)(2)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........................  $ 35.81         $ 31.71
---------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................     0.26            0.24
  Net realized and unrealized gain (loss)...................    (3.59)           4.15
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................    (3.33)           4.39
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    (0.10)          (0.12)
  Net realized gains........................................    (0.02)          (0.17)
---------------------------------------------------------------------------------------
Total Distributions.........................................    (0.12)          (0.29)
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................................   $32.36          $35.81
---------------------------------------------------------------------------------------
TOTAL RETURN................................................    (9.32)%         13.96%++
---------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............................  $71,508         $27,372
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...............................................     0.50%           0.51%+
  Net investment income.....................................     0.76            0.93+
---------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................        2%              3%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 22, 1999 (inception date) to December 31, 1999.
(3) As a result of the 0.55% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.
 ++ Total return is not annualized as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

          GROWTH AND INCOME PORTFOLIO                  2000         1999        1998(1)       1997         1996
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $16.47       $18.47       $18.54       $16.43       $13.73
-----------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income.........................         0.17         0.30         0.27         0.31         0.27
  Net realized and unrealized gain..............         0.03         1.49         1.93         3.41         2.45
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations....................         0.20         1.79         2.20         3.72         2.72
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        (0.32)       (0.35)       (0.33)       (0.29)       (0.02)
  Net realized gains............................        (8.43)       (3.44)       (1.94)       (1.32)          --
-----------------------------------------------------------------------------------------------------------------
Total Distributions.............................        (8.75)       (3.79)       (2.27)       (1.61)       (0.02)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................        $7.92       $16.47       $18.47       $18.54       $16.43
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................         4.52%       10.66%       11.88%       22.94%       19.83%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $16,159      $24,338      $35,781      $43,214      $38,502
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................         0.91%        0.80%        0.72%        0.77%        0.83%
  Net investment income.........................         1.08         1.21         1.45         1.62         1.67
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................           55%          47%          13%          17%          22%
-----------------------------------------------------------------------------------------------------------------

           EMERGING GROWTH PORTFOLIO                   2000         1999        1998(1)         1997          1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $33.11       $19.63       $16.87        $15.83        $13.76
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................        (0.31)       (0.26)       (0.15)        (0.12)        (0.10)
  Net realized and unrealized gain..............         9.46        17.91         5.98          3.32          2.55
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations....................         9.15        17.65         5.83          3.20          2.45
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains............................       (16.69)       (4.17)       (3.07)        (2.16)        (0.38)
--------------------------------------------------------------------------------------------------------------------
Total Distributions.............................       (16.69)       (4.17)       (3.07)        (2.16)        (0.38)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $25.57       $33.11       $19.63        $16.87        $15.83
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................        27.27%      107.14%       37.14%        21.16%        17.83%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $18,646      $27,067      $21,147       $20,004       $18,901
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................         1.18%        1.30%        1.28%         1.26%         1.27%
  Net investment loss...........................        (0.90)       (1.01)       (0.88)        (0.72)        (0.64)
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          122%         113%          98%          102%           84%
--------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31:

         INTERNATIONAL EQUITY PORTFOLIO               2000(1)         1999        1998(1)         1997          1996
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $20.70        $13.94        $11.78        $12.07        $ 9.98
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................        (0.12)        (0.18)        (0.03)        (0.02)        (0.02)
  Net realized and unrealized gain (loss).......        (3.37)         8.56          2.25         (0.24)         2.15
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............        (3.49)         8.38          2.22         (0.26)         2.13
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................        (0.59)        (0.01)        (0.06)        (0.03)        (0.04)
  Net realized gains............................        (4.58)        (1.61)           --            --            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.............................        (5.17)        (1.62)        (0.06)        (0.03)        (0.04)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $12.04        $20.70        $13.94        $11.78        $12.07
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................................       (18.90)%       66.20%        18.84%        (2.18)%       21.38%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $11,022       $24,370       $23,482       $28,347       $33,337
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)...................................         1.41%         1.33%         1.40%         1.31%         1.35%
  Net investment loss...........................        (0.78)        (0.33)        (0.25)        (0.23)        (0.20)
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................            1%           17%           30%           21%           33%
----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) During the year ended December 31, 1996 the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.33%.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth, and International Equity Portfolios ("Portfolios"), seven of the Portfolios comprising the Greenwich Street Series Fund ("Fund") as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG Peat Marwick LLP

New York, New York
February 9, 2001

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

  - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

Equity Income Portfolio.....................................   43.34%
Equity Index Portfolio......................................   72.97
Emerging Growth Portfolio...................................    0.13
Growth and Income Portfolio.................................  100.00

  - Total long-term capital gain distributions paid:

Equity Income Portfolio.....................................  $ 2,679,010
Equity Index Portfolio......................................      317,293
Growth and Income Portfolio.................................    9,695,941
Emerging Growth Portfolio...................................   11,947,250
International Equity Portfolio..............................    4,132,266

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Money Market Portfolio......................................   1.94%
Diversified Strategic Income Port-folio.....................   2.23
Equity Index Portfolio......................................   0.82

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6223 K (2/01)